   As filed with the Securities and Exchange Commission on October 16, 2009

                                                            File No. 333-

                                 United States
                      Securities and Exchange Commission
                            Washington, D.C. 20549

                                   FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      Pre-Effective Amendment No.
                      Post-Effective Amendment No.

                       (Check appropriate box or boxes)

                            PIONEER SERIES TRUST I

              (Exact Name of Registrant as Specified in Charter)

                                (617) 742-7825
                       (Area Code and Telephone Number)

                 60 State Street, Boston, Massachusetts 02109
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                           Dorothy E. Bourassa, Esq.
                      Pioneer Investment Management, Inc.
                                60 State Street
                          Boston, Massachusetts 02109
                    (Name and Address of Agent for Service)

                       Copies to: Roger P. Joseph, Esq.
                             Bingham McCutchen LLP
                              One Federal Street
                          Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of
1940, which permits registration of an indefinite number of securities.

Title of Securities Being Registered: Shares of beneficial interest of Pioneer
Select Mid Cap Growth Fund, a series of the Registrant.

It is proposed that this registration statement will become effective on
November 16, 2009, pursuant to Rule 488 under the Securities Act of 1933, as amended.

                           COMBINED PROXY STATEMENT

                                      OF

                          PIONEER MID CAP GROWTH FUND

                                      AND

                                PROSPECTUS FOR

                      PIONEER SELECT MID CAP GROWTH FUND

          (each, a "Pioneer Fund" and together, the "Pioneer Funds")

           The address and telephone number of each Pioneer Fund is:

                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-225-6292

                                    [GRAPHIC]

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        SCHEDULED FOR JANUARY 20, 2010

To the Shareholders of Pioneer Mid Cap Growth Fund:

   This is the formal agenda for your fund's special shareholder meeting (the
"meeting"). It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

   The meeting will be held at the offices of Bingham McCutchen LLP, One
Federal Street, Boston, Massachusetts on January 20, 2010, at 2:00 p.m.,
Eastern Time, to consider the following:

    1. A proposal to approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of the liabilities of Pioneer Mid Cap Growth Fund, in exchange for shares of
       Pioneer Select Mid Cap Growth Fund to be distributed to the shareholders of Pioneer Mid Cap Growth Fund, and (ii) the subsequent liquidation and dissolution of Pioneer Mid Cap Growth Fund.

    2. Any other business that may properly come before the meeting or any adjournments or postponements thereof.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

   Shareholders of record as of the close of business on November 13, 2009 are entitled to vote at the meeting and any adjournments or postponements thereof.

                                          By Order of the Board of Trustees,

                                          /s/ Dorothy E. Bourassa

                                          Dorothy E. Bourassa
                                          Secretary

Boston, Massachusetts
          , 2009

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE
ENCLOSED PROXY. If shareholders do not return their proxies in sufficient numbers, your fund may be required to make additional solicitations.

                           COMBINED PROXY STATEMENT

                                      OF

                          PIONEER MID CAP GROWTH FUND

                                      AND

                                PROSPECTUS FOR

                      PIONEER SELECT MID CAP GROWTH FUND
                     (a series of PIONEER SERIES TRUST I)

          (each, a "Pioneer Fund" and together, the "Pioneer Funds")

           The address and telephone number of each Pioneer Fund is:

                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-225-6292

   Shares of the Pioneer Funds have not been approved or disapproved by the
Securities and Exchange Commission (the "SEC"). The SEC has not passed on upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

   An investment in either Pioneer Fund (each sometimes referred to herein as a
"fund") is not a bank deposit and is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency.

   This Proxy Statement/Prospectus sets forth information about the Pioneer
Funds that an investor needs to know before investing. Please read this Proxy
Statement/Prospectus carefully before investing and keep it for future reference.

                               TABLE OF CONTENTS

                                                                   Page
                                                                   ----

        EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION. A-1

                                 INTRODUCTION

   This combined proxy statement/prospectus, dated           , 2009 (the "Proxy
Statement/Prospectus"), is being furnished to shareholders of Pioneer Mid Cap
Growth Fund in connection with the solicitation by the Board of Trustees (the
"Board" or the "Trustees") of Pioneer Mid Cap Growth Fund of proxies to be used at a special meeting of the shareholders of Pioneer Mid Cap Growth Fund to be held at the offices of Bingham McCutchen LLP, One Federal Street Boston,
Massachusetts on January 20, 2010, at 2:00 p.m., Eastern Time. The Proxy
Statement/Prospectus is being mailed to shareholders of Pioneer Mid Cap Growth
Fund on or about           , 2009.

   The purpose of this Proxy Statement/Prospectus is to obtain shareholder approval to reorganize your fund into Pioneer Select Mid Cap Growth Fund. All shareholders of your fund will vote together as a single class on this proposal. The Trustees recommend that you vote FOR this proposal.

   The Proxy Statement/Prospectus contains information you should know before voting on the proposed Agreement and Plan of Reorganization that provides for the Reorganization of your fund into Pioneer Select Mid Cap Growth Fund (the
"Reorganization"). Please read this Proxy Statement/Prospectus carefully, including Exhibit A, as it is a part of this Proxy Statement/Prospectus.

       The date of this Proxy Statement/Prospectus is           , 2009.

   For more complete information about each Pioneer Fund, please read the
Fund's prospectus and statement of additional information, as they may be amended and/or supplemented. Each Fund's prospectus and statement of additional information has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See "Where to Get More
Information" below.

Where to Get More Information
---------------------------------------------------------------------------------------------------
Each Pioneer Fund's current prospectus, statement of         On file with the SEC
additional information, and any applicable supplements.      (http://www.sec.gov) and available at
                                                             no charge by calling our toll-free
                                                             number: 1-800-225-6292
---------------------------------------------------------------------------------------------------
Each Pioneer Fund's most recent annual and semi-annual       On file with the SEC
reports to shareholders.                                     (http://www.sec.gov) and available at
                                                             no charge by calling our toll-free
                                                             number: 1-800-225-6292. See
                                                             "Available Information."
---------------------------------------------------------------------------------------------------
A statement of additional information for this Proxy         On file with the SEC
Statement/Prospectus (the "SAI"), dated           , 2009.    (http://www.sec.gov) and available at
It contains additional information about the Pioneer Funds.  no charge by calling our toll-free number: 1-800-225-6292. This SAI is
                                                             incorporated by reference into this
                                                             Proxy Statement/Prospectus.
---------------------------------------------------------------------------------------------------
To ask questions about this Proxy Statement/Prospectus.      Call our toll-free telephone number:
                                                             1-800-225-6292.

   Pioneer Mid Cap Growth Fund's prospectus dated February 1, 2009 (as revised,
June 1, 2009) and statement of additional information dated February 1, 2009, as supplemented, are incorporated by reference into this Proxy
Statement/Prospectus.

Background to the Reorganization

   Pioneer Investment Management, Inc. ("Pioneer"), your fund's investment adviser, recommended the reorganization of your fund with Pioneer Select Mid
Cap Growth Fund to the Board of Trustees of your fund in order to eliminate confusion caused by having two similar Pioneer funds and enhance the potential for one of the two funds to achieve growth in assets and greater economies of scale. The combined fund's greater asset size may allow it, relative to your fund, to obtain better net prices on securities trades and reduce per share expenses as fixed expenses are shared over a larger asset base. Pioneer Select
Mid Cap Growth Fund has similar investment objectives and investment strategies to your fund and has the same investment adviser, Pioneer.

How Will the Reorganization Work?

  .  The Reorganization is scheduled to occur on or about January 22, 2010, but may occur on such later date as the parties may agree in writing (the
     "Closing Date").

  .  Your fund will transfer all of its assets to Pioneer Select Mid Cap Growth
     Fund, and Pioneer Select Mid Cap Growth Fund will assume all of your fund's liabilities.

  .  Shares of Pioneer Select Mid Cap Growth Fund will be distributed to you in proportion to the relative net asset value of your holdings of shares of your fund on the Closing Date. Therefore, on the Closing Date, you will hold shares of Pioneer Select Mid Cap Growth Fund with the same aggregate net asset value as your holdings of shares of your fund immediately prior to the

    Reorganization. The net asset value attributable to a class of shares of each Pioneer Fund will be determined using the Pioneer Fund's valuation policies and procedures. Each Fund's valuation policies and procedures are identical.

  .  No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the
     Reorganization. After the Reorganization, any contingent deferred sales charge that applied to your Class A (if applicable) or Class C shares of
     Pioneer Mid Cap Growth Fund at the time of the Reorganization will continue to apply for the remainder of the applicable holding period at the time of the Reorganization. Any contingent deferred sales charge applied to your Class B shares of Pioneer Mid Cap Growth Fund will be waived. In calculating any applicable contingent deferred sales charge, the period during which you held Class C shares (and the holding periods applicable to certain purchases of Class A shares) of Pioneer Mid Cap
     Growth Fund will be included in the holding period of the shares of
     Pioneer Select Mid Cap Growth Fund you receive as a result of the
     Reorganization.

  .  Your fund will be dissolved after the Closing Date.

  .  The Reorganization generally will not result in income, gain or loss being recognized for federal income tax purposes by either Pioneer Fund or the shareholders of either Pioneer Fund.

  .  In recommending the Reorganization, the Board of Trustees of each Pioneer
     Fund, including all of the Trustees who are not "interested" persons (as defined in the Investment Company Act of 1940, as amended (the "1940
     Act")) of the Pioneer Funds, Pioneer, or Pioneer Funds Distributor, Inc.,
     the Pioneer Funds' principal underwriter and distributor ("PFD") (the
     "Independent Trustees"), has determined that the Reorganization is in the best interest of the Pioneer Fund and will not dilute the interests of shareholders of the Pioneer Fund. The Trustees have made this determination based on factors that are discussed below and in greater detail under the proposal.

Why Do Your Fund's Trustees Recommend the Reorganization?

   The Board of Trustees believes that reorganizing your fund into Pioneer
Select Mid Cap Growth Fund, an open-end fund managed by a portfolio manager who also co-manages your fund and that has an investment objective and principal and non-principal investment strategies that are similar to those of your fund, offers you a number of potential benefits. These potential benefits and considerations include:

  .  The Reorganization would eliminate confusion in the marketplace caused by having two similar Pioneer funds and enhance the potential for one of the two funds to achieve growth in assets. The combined fund may be better positioned to attract assets than your fund. The larger size of the combined fund may result in greater economies of scale. Any such economies of scale would benefit the combined fund in two ways. First, a larger fund, which trades in larger blocks of securities, will be able to hold larger positions in individual securities and, consequently, may be able to obtain better net prices on securities trades. And second, each fund incurs substantial operating costs for accounting, legal and custodial services. The combined fund resulting from the Reorganization would spread fixed expenses over a larger asset base, potentially contributing to a lower expense ratio in the long term than your fund would achieve separately.

  .  As you know, your fund's management fee (0.625% of the fund's average daily net assets before any performance adjustment) varies based on the fund's performance. At August 14, 2009 and at September 30, 2009, the
     management fee payable by your fund was 0.58% and 0.56%, respectively, of the fund's average daily net assets. In contrast, Pioneer Select Mid Cap
     Growth Fund's management fee (0.625% of the fund's average daily net assets before application of any breakpoints) declines as the fund's assets increase, and does not vary based on the fund's performance.
     Currently, Pioneer Select Mid Cap Growth Fund's management fee is equal to your fund's management fee before any performance adjustment, but higher than the performance-adjusted management fee historically paid by your fund. However, your fund's management fee would increase over time if the fund's performance improves (or decrease over time if the fund's performance declines) relative to the fund's benchmark index. The Board believes that the economies of scale that could be realized by shareholders through the breakpoint fee structure of Pioneer Select Mid
     Cap Growth Fund is a potential long-term shareholder benefit. In addition,
     Pioneer Select Mid Cap Growth Fund's management fee currently is lower than the median management fee paid by its peer group of mid cap growth funds as classified by Morningstar, Inc., an independent provider of investment company data.

  .  The pro forma expense ratios for the combined fund's Class A shares and
     Class C shares are expected to be lower than the expense ratios of
     Class A, Class B and Class C shares of your fund. The pro forma expense ratios for the combined fund's Class A shares and Class C shares are 1.19%
     and 2.15%, respectively. The historical expense ratios for Class A, Class
     B and Class C shares of your fund are 1.21%, 2.85% and 2.48% respectively.
     There can be no assurance that Pioneer's estimate of the pro forma expense ratio of each of Class A shares and Class C shares of the combined fund is accurate and that the actual expense ratio of each class of shares of the combined fund may be higher or lower than the estimate.

  .  The pro forma expense ratio for the combined fund's Class Y shares is
     0.73%. The historical expense ratio for Class Y shares of your fund is
     0.70%. The Board noted that the higher pro forma expense ratio for Class Y shares of the combined fund results from the difference between your fund's current performance-adjusted management fee and Pioneer Select Mid
     Cap Growth Fund's management fee, and that your fund's fee varies based on the fund's performance and would increase if the fund's performance improves (or decrease if the fund's performance declines). As noted above, the Board believes that the breakpoint fee structure of Pioneer Select Mid
     Cap Growth Fund is a potential long-term shareholder benefit. The Board also noted that there can be no assurance that Pioneer's estimate of the pro forma expense ratio of Class Y shares of the combined fund is accurate and that the actual expense ratio of Class Y shares of the combined fund may be higher or lower than the estimate.

  .  Pioneer Select Mid Cap Growth Fund's performance was better than your fund's performance for the 1-year, 3-year and 5-year periods ended
     July 31, 2009. The Board noted that Pioneer Select Mid Cap Growth Fund is the performance and accounting successor of Regions Morgan Keegan Select
     Mid Cap Growth Fund, which was managed by a different investment adviser, and that, prior to May 15, 2009, Pioneer Select Mid Cap Growth Fund did
     not operate as a Pioneer fund.

  .  In considering the Reorganization, the Board noted that, although your fund and Pioneer Select Mid Cap Growth Fund have similar investment strategies and are managed in a similar investment style, there may be differences in the portfolio securities held by each fund. The Board recognized that, while it is not necessary for your fund to dispose of any portfolio securities to effect the Reorganization, the portfolio manager of the combined fund may conclude that some holdings of your fund are not consistent with the combined fund's long-term investment strategy and may dispose of such positions. The Board considered that the disposition of securities following the Reorganization could result in capital gains to the combined fund. However, the Board considered that the actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold. The Board also considered that the disposition of portfolio securities may result in significant brokerage expense to the combined fund.

  .  The transaction is expected to be treated as a reorganization under
     Section 368(a) of the Internal Revenue Code of 1986, as amended (the
     "Code"), and therefore is not expected to result in a taxable sale of your fund shares.

   Therefore, your fund's Board of Trustees recommends that you vote FOR the
Reorganization.

What are the Federal Income Tax Consequences of the Reorganization?

   As a condition to the closing of the Reorganization, the funds must receive an opinion of Bingham McCutchen LLP to the effect that the Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code.
Accordingly, subject to the limited exceptions described below under the heading "Tax Status of the Reorganization," it is expected that neither you nor your fund will recognize gain or loss as a direct result of the Reorganization, and that the aggregate tax basis of Pioneer Select Mid Cap Growth Fund shares that you receive in the Reorganization will be the same as the aggregate tax basis of the shares that you surrender in the Reorganization. In addition, the holding period of Pioneer Select Mid Cap Growth Fund shares you receive in the
Reorganization will include the holding period of the shares of Pioneer Mid Cap
Growth Fund that you surrender in the Reorganization, provided that you held the shares of Pioneer Mid Cap Growth Fund as capital assets on the date of the
Reorganization. However, in accordance with the Pioneer Funds' policy that each
Pioneer Fund distributes its investment company taxable income, net tax-exempt income and net capital gains for each taxable year (in order to qualify for tax treatment as a regulated investment company and avoid federal income tax thereon at the fund level), your fund will declare and pay a distribution of such income and gains to its shareholders, if any, shortly before the
Reorganization. Such distribution may affect the amount, timing or character of taxable income that you realize in respect of your fund shares. Pioneer Select
Mid Cap Growth Fund may make a comparable distribution to its shareholders shortly before the Reorganization. Additionally, following the Reorganization,
Pioneer Select Mid Cap Growth Fund will declare and pay to its shareholders a distribution of any income and gains not previously distributed for the taxable year in which the Reorganization occurs. Distributions that Pioneer Select Mid
Cap Growth Fund declares and pays on your shares of that fund after the Closing
Date will be reportable to you for tax purposes, even though those distributions may include a portion of Pioneer Select Mid Cap Growth Fund's income and gains that were accrued and/or realized before the Closing Date.

Who Bears the Expenses Associated with the Reorganization?

   Each Pioneer Fund will bear approximately 25% of the expenses incurred in connection with the Reorganization, including expenses associated with the preparation, printing and mailing of any shareholder communications (including this Proxy Statement/Prospectus), any filings with the SEC and other governmental agencies in connection with the Reorganization, proxy solicitation costs, audit fees and legal fees. Pioneer will bear the remaining 50% of the expenses incurred in connection with the Reorganization.

What Happens if the Reorganization is Not Approved?

   If the required approval of shareholders of your fund is not obtained, the meeting may be adjourned as more fully described in this Proxy
Statement/Prospectus, and your fund will continue to engage in the business as a separate mutual fund and the Board will consider what further action may be appropriate.

Who is Eligible to Vote?

   Shareholders of record on November 13, 2009 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote.
Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the
Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                    SUMMARY

   The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of
Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

   If Proposal 1 is approved, your fund will be reorganized into Pioneer Select
Mid Cap Growth Fund, as described above.

   Each Pioneer Fund has similar investment objectives, principal and non-principal investment strategies and related risks. The table below provides a comparison of the two funds. In the table below, if a row extends across the entire table, the policy disclosed applies to both your fund and Pioneer Select
Mid Cap Growth Fund.

 Comparison of Pioneer Mid Cap Growth Fund with Pioneer Select Mid Cap Growth
                                     Fund

                           Pioneer Mid Cap Growth Fund               Pioneer Select Mid Cap Growth Fund
-----------------------------------------------------------------------------------------------------------------
Business              A diversified open-end management      A diversified series of Pioneer Series Trust I, an
                      investment company organized as a      open-end management investment company
                      Delaware statutory trust.              organized as a Delaware statutory trust.
-----------------------------------------------------------------------------------------------------------------
Net assets (as of     $296 million                           $159 million
September 30, 2009)
-----------------------------------------------------------------------------------------------------------------
Investment adviser    Pioneer Investment Management, Inc. ("Pioneer")
-----------------------------------------------------------------------------------------------------------------
Portfolio managers    Day-to-day management of the fund's    Day-to-day management of the fund's portfolio is
                      portfolio is the responsibility of     the responsibility of Ken Winston, supported by the
                      co-managers Andrew Acheson, Timothy    domestic equity team. Mr. Winston, a vice
                      Mulrenan and Ken Winston, supported    president, joined Pioneer in 2007 from Hartford
                      by the domestic equity team. Mr.       Investment Management Company where he was
                      Acheson, a vice president, joined      senior vice president with portfolio management
                      Pioneer as a portfolio manager in May  and analyst responsibilities for small and mid cap
                      2001 and has been an investment        growth portfolios. From 2000 to 2006, he worked at
                      professional since 1994. Mr.           Lee Munder Capital Group as partner and portfolio
                      Mulrenan, a vice president, joined     manager for small and mid cap growth portfolios.
                      Pioneer in 1997 as an analyst and has
                      managed portfolios since 1998. Mr.     The fund's statement of additional information
                      Winston, a vice president, joined      provides additional information about the portfolio
                      Pioneer in 2007 from Hartford          manager's compensation, other accounts managed
                      Investment Management Company where    by the portfolio manager, and the portfolio
                      he was senior vice president with      manager's ownership of shares of the fund.
                      portfolio management and analyst
                      responsibilities for small and mid
                      cap growth portfolios. From 2000 to
                      2006, he worked at Lee Munder Capital
                      Group as partner and portfolio
                      manager for small and mid cap growth
                      portfolios.

                      The fund's statement of additional
                      information provides additional
                      information about the portfolio
                      managers' compensation, other
                      accounts managed by the portfolio
                      managers, and the portfolio managers'
                      ownership of shares of the fund.
-----------------------------------------------------------------------------------------------------------------
Investment objective  The fund's investment objective is     The fund's investment objective is long-term
                      capital growth by investing in a       capital growth. The fund's investment objective
                      diversified portfolio of securities    may be changed without shareholder approval.
                      consisting primarily of common
                      stocks. The fund's investment
                      objective may be changed without
                      shareholder approval.
-----------------------------------------------------------------------------------------------------------------

                            Pioneer Mid Cap Growth Fund                Pioneer Select Mid Cap Growth Fund
--------------------------------------------------------------------------------------------------------------------
Primary investments    Normally, the fund invests at least    Normally, the fund invests at least 80% of its net
                       80% of its total assets in equity      assets (plus the amount of borrowings, if any, for
                       securities of mid-size companies.      investment purposes) in equity securities of mid-
                                                              size companies.
--------------------------------------------------------------------------------------------------------------------
                       Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell
                       Midcap Growth Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Growth Index as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell
                       Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. The size of the companies in the index changes with market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in the index. For purposes of the fund's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity investments in real estate investment trusts (REITs) and preferred stocks.

                       The fund will provide written notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in equity securities of mid-size companies.

                       The fund may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest up to 5% of its net assets in below investment grade convertible debt securities issued by U.S. and non-U.S. issuers. The fund invests in debt securities when Pioneer believes they are consistent with the fund's investment objective of capital growth, to diversify the fund's portfolio or for greater liquidity.
--------------------------------------------------------------------------------------------------------------------
Investment strategies  The fund uses a "growth" style of management and seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select growth stocks, Pioneer employs quantitative analysis, fundamental research, and an evaluation of the issuer based on its financial statements and operations.
                       Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

                       .  Market leadership in a company's primary products and services

                       .  Companies expected to benefit from long-term trends in the economy and society

                       .  Low market valuations relative to earnings forecast, book value, cash flow and sales compared to historic standards

                       .  Increased earnings forecast

                       Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.
--------------------------------------------------------------------------------------------------------------------
Other investments
--------------------------------------------------------------------------------------------------------------------
Non-U.S. securities    The fund may invest up to 10% of its
                       total assets in securities of
                       non-U.S. issuers. The fund will not    The fund may invest up to 20% of its total assets in
                       invest more than 5% of its total       equity and debt securities of non-U.S. issuers. The
                       assets in the securities of emerging   fund will not invest more than 5% of its total assets
                       markets issuers.                       in the securities of emerging markets issuers.
--------------------------------------------------------------------------------------------------------------------
Investments in REITs   The fund may invest up to 20% of its net assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans.

                                  Pioneer Mid Cap Growth Fund and
                                 Pioneer Select Mid Cap Growth Fund
        --------------------------------------------------------------------------------------------------
        Derivatives            The fund may, but is not required to,
                               use futures and options on securities,
                               indices and currencies, forward foreign
                               currency exchange contracts and other
                               derivatives. A derivative is a security
                               or instrument whose value is determined
                               by reference to the value or the change
                               in value of one or more securities,
                               currencies, indices or other financial
                               instruments. Although there is no
                               specific limitation on investing in
                               derivatives, the fund does not use
                               derivatives as a primary investment
                               technique and generally limits their
                               use to hedging. However, the fund may
                               use derivatives for a variety of
                               purposes, including:

                               .  As a hedge against adverse changes
                                  in the market prices of securities,
                                  interest rates or currency exchange
                                  rates

                               .  As a substitute for purchasing or
                                  selling securities

                               .  To increase the fund's return as a
                                  non-hedging strategy that may be
                                  considered speculative

                               Derivatives may be subject to market
                               risk, interest rate risk and credit
                               risk. The fund's use of certain
                               derivatives may, in some cases, involve
                               forms of financial leverage, which
                               involves risk and may increase the
                               volatility of the fund's net asset
                               value. Even a small investment in
                               derivatives can have a significant
                               impact on the fund's exposure to the
                               market prices of securities, interest
                               rates or currency exchange rates.
                               Therefore, using derivatives can
                               disproportionately increase losses and
                               reduce opportunities for gain. If
                               changes in a derivative's value do not
                               correspond to changes in the value of
                               the fund's other investments or do not
                               correlate well with the underlying
                               asset, rate or index, the fund may not
                               fully benefit from or could lose money
                               on the derivative position. Derivatives
                               involve risk of loss if the issuer of
                               the derivative defaults on its
                               obligation. Certain derivatives may be
                               less liquid, which may reduce the
                               returns of the fund if it cannot sell
                               or terminate the derivative at an
                               advantageous time or price. Some
                               derivatives may involve the risk of
                               improper valuation. The fund will only
                               invest in derivatives to the extent
                               Pioneer believes these investments are
                               consistent with the fund's investment
                               objective, but derivatives may not
                               perform as intended. Suitable
                               derivatives may not be available in all
                               circumstances or at reasonable prices
                               and may not be used by the fund for a
                               variety of reasons.
        --------------------------------------------------------------------------------------------------
        Cash management and    Normally, the fund invests
        temporary investments  substantially all of its assets to meet its investment objective. The fund may
                               invest the remainder of its assets in
                               securities with remaining maturities of
                               less than one year or cash equivalents,
                               or may hold cash. For temporary
                               defensive purposes, including during
                               periods of unusual cash flows, the fund
                               may depart from its principal
                               investment strategies and invest part
                               or all of its assets in these
                               securities or may hold cash. To the
                               extent that the fund has any uninvested
                               cash, the fund would also be subject to
                               risk with respect to the depository
                               institution holding the cash. During
                               such periods, it may be more difficult
                               for the fund to achieve its investment
                               objective. The fund may adopt a
                               defensive strategy when Pioneer
                               believes securities in which the fund
                               normally invests have special or
                               unusual risks or are less attractive
                               due to adverse market, economic,
                               political or other conditions.
        --------------------------------------------------------------------------------------------------
        Securities lending     The fund may lend securities in its
                               portfolio to certain broker-dealers or
                               other institutional investors under
                               agreements which require that the loans
                               be secured continuously by collateral,
                               typically cash, which the fund will
                               invest during the term of the loan. The
                               fund will continue to have market risk
                               and other risks associated with owning
                               the securities on loan, as well as the
                               risks associated with the investment of
                               the cash collateral received in
                               connection with the loan. Securities
                               lending also is subject to other risks,
                               including the risk that the borrower
                               fails to return a loaned security,
                               and/or there is a shortfall on the
                               collateral to be returned to the
                               borrower, and the risk that the fund is
                               unable to recall a security in time to
                               exercise valuable rights or sell the
                               security.

                                    Pioneer Mid Cap Growth Fund and
                                   Pioneer Select Mid Cap Growth Fund
       -----------------------------------------------------------------------------------------------------
       Reverse repurchase        The fund may enter into reverse
       agreements and borrowing  repurchase agreements pursuant to which the fund transfers securities to a
                                 counterparty in return for cash, and
                                 the fund agrees to repurchase the
                                 securities at a later date and for a
                                 higher price. Reverse repurchase
                                 agreements are treated as borrowings by
                                 the fund, are a form of leverage and
                                 may make the value of an investment in
                                 the fund more volatile and increase the
                                 risks of investing in the fund. This is
                                 because leverage generally magnifies
                                 the effect of any increase or decrease
                                 in the value of the fund's underlying
                                 assets or creates investment risk with
                                 respect to a larger pool of assets than
                                 the fund would otherwise have. The fund
                                 also may borrow money from banks or
                                 other lenders for temporary purposes.
                                 Entering into reverse repurchase
                                 agreements and other borrowing
                                 transactions may cause the fund to
                                 liquidate positions when it may not be
                                 advantageous to do so in order to
                                 satisfy its obligations or meet
                                 segregation requirements.
       -----------------------------------------------------------------------------------------------------
       Short-term trading        The fund usually does not trade for
                                 short-term profits. The fund will sell
                                 an investment, however, even if it has
                                 only been held for a short time, if it
                                 no longer meets the fund's investment
                                 criteria. If the fund does a lot of
                                 trading, it may incur additional
                                 operating expenses, which would reduce
                                 performance, and could cause
                                 shareowners to incur a higher level of
                                 taxable income or capital gains. Each
                                 fund's annual portfolio turnover rate
                                 will vary based on many factors.
                                 Pioneer Mid Cap Growth Fund's annual
                                 portfolio turnover rate has exceeded
                                 100%. See "Financial highlights" for
                                 each fund's actual annual turnover
                                 rates.

                                                                 Classes of Shares, Fees and Expenses
--------------------------------------------------------------------------------------------------------------------------------
                                                                   Pioneer Mid Cap Growth Fund and
                                                                  Pioneer Select Mid Cap Growth Fund
--------------------------------------------------------------------------------------------------------------------------------
Class A sales charges and fees         The Class A shares of both Pioneer Funds have the same characteristics and fee structure.

                                       .  Class A shares are offered with an initial sales charge up to 5.75% of the offering price, which is reduced or waived for large purchases and certain types of investors.
                                          At the time of your purchase, your investment firm may receive a commission from PFD, each Pioneer Fund's distributor, of up to 5%, declining as the size of your investment increases.

                                       .  There are no contingent deferred sales charges, except in certain circumstances when no initial sales charge is charged. A contingent deferred sales charge may be payable to PFD, each Pioneer Fund's distributor, in the event of a share redemption within 12 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed or the total cost of such shares, subject to certain waivers.

                                       .  Class A shares are subject to distribution and service (12b-1) fees of up to 0.25% of average daily net assets. These fees are paid out of a Pioneer Fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
--------------------------------------------------------------------------------------------------------------------------------
Class B sales charges and fees         .  Class B shares are offered without  Pioneer Select Mid Cap Growth Fund will issue
                                          an initial sales charge, but are    Class A shares to Pioneer Mid Cap Growth Fund in
                                          subject to contingent deferred      exchange for Class B shares of Pioneer Mid Cap
                                          sales charges of up to 4% if you    Growth Fund. Please see Class A sales charges and
                                          sell your shares. The charge is     fees above.
                                          reduced over time and is not
                                          charged after five years. Your
                                          investment firm may receive a
                                          commission from PFD, each Pioneer
                                          Fund's distributor, at the time of
                                          your purchase of up to 4%.

                                       .  Class B shares are subject to
                                          distribution and service (12b-1)
                                          fees of up to 1% of average daily
                                          net assets. Both of these fees are
                                          paid out of a Pioneer Fund's
                                          assets on an ongoing basis. Over
                                          time these fees will increase the
                                          cost of investments and may cost
                                          more than other types of sales
                                          charges.
--------------------------------------------------------------------------------------------------------------------------------
Class C sales charges and fees         The Class C shares of both Pioneer Funds have the same characteristics and fee structure.

                                       .  Class C shares are offered without an initial sales charge.

                                       .  Class C shares are subject to a contingent deferred sales charge of 1% if you sell your shares within one year of purchase. Your investment firm may receive a commission from PFD, each Pioneer Fund's distributor, at the time of your purchase of up to 1%.

                                       .  Class C shares are subject to distribution and service (12b-1) fees of up to 1% of average daily net assets. These fees are paid out of a Pioneer Fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
--------------------------------------------------------------------------------------------------------------------------------
Class Y sales charges and fees         The Class Y shares of both Pioneer Funds have the same characteristics and fee structure.

                                       .  Class Y shares are offered without an initial sales charge.

                                       .  Class Y shares are not subject to a contingent deferred sales charge.

                                       .  Class Y shares are not subject to distribution and service (12b-1) fees.

                                             Classes of Shares, Fees and Expenses
-------------------------------------------------------------------------------------------------------------
                      Pioneer Mid Cap Growth Fund                Pioneer Select Mid Cap Growth Fund
-------------------------------------------------------------------------------------------------------------
Management fees  The fund pays Pioneer a fee for        The fund pays Pioneer a fee for managing the fund
                 managing the fund and to cover the     and to cover the cost of providing certain services
                 cost of providing certain services to  to the fund.
                 the fund.
                                                        Pioneer's annual fee is equal to 0.625% of the
                 Pioneer's fee varies based on the      fund's average daily net assets up to $500 million,
                 investment performance of the fund     0.60% of the next $500 million and 0.575% on
                 compared to the Russell Midcap Growth  assets over $1 billion. The fee is accrued daily and
                 Index. Pioneer's annual basic fee is   paid monthly.
                 0.625% of the fund's average daily
                 net assets. The basic fee can          Morgan Asset Management, Inc. (MAM) served as
                 increase or decrease by a maximum of   the investment adviser to the predecessor fund.
                 0.20% depending on the performance of  For the fiscal year ended November 30, 2008, the the fund's Class A shares relative to  predecessor fund paid management fees to MAM the index. The performance comparison  equivalent to 0.75% of the predecessor fund's is made for a rolling 36-month period. average daily net assets.

                 Pioneer's fee increases or decreases   A discussion regarding the basis for the Board
                 depending upon whether the fund's      of Trustees' approval of the management
                 performance is up and down more or     contract will be available in the fund's annual
                 less than that of the index during     report to shareholders for the period ended
                 the rolling 36-month performance       November 30, 2009.
                 period. Each percentage point of
                 difference between the performance of
                 the Class A shares and the index (to
                 a maximum of +/-10 percentage points)
                 is multiplied by a performance rate
                 adjustment of 0.02%. As a result, the
                 maximum annualized rate adjustment is
                 +/-0.20% for the rolling 36-month
                 performance period. In addition,
                 Pioneer contractually limits any
                 positive adjustment of the fund's
                 management fee to 0.20% of the fund's
                 average daily net assets on an annual
                 basis (i.e., to a maximum of 0.825%
                 after the performance adjustment).

                 This performance comparison is made
                 at the end of each month. An
                 appropriate percentage of this rate
                 (based on the number of days in the
                 current month) is then applied to the
                 fund's average net assets for the
                 entire performance period, giving a
                 dollar amount that will be added to
                 (or subtracted from) the basic fee.

                 Because the adjustment to the basic
                 fee is based on the comparative
                 performance of the fund and the
                 performance record of the index, the
                 controlling factor is not whether
                 fund performance is up or down, but
                 whether it is up or down more or less
                 than the performance record of the
                 index, regardless of general market
                 performance. As a result, Pioneer
                 could earn the maximum possible fee
                 even if the fund's net asset value
                 declines. Moreover, the comparative
                 investment
                 performance of the fund is based
                 solely on the relevant performance
                 period without regard to the
                 cumulative performance over a longer
                 or shorter period of time.
-------------------------------------------------------------------------------------------------------------

                      Classes of Shares, Fees and Expenses
  ----------------------------------------------------------------------------
         Pioneer Mid Cap Growth Fund       Pioneer Select Mid Cap Growth Fund
  ----------------------------------------------------------------------------
    For the fiscal year ended
    September 30, 2008, the fund paid
    management fees equivalent to 0.49%
    of the fund's average daily net
    assets.

    A discussion regarding the basis for
    the Board of Trustees' approval of
    the management contract is available
    in the fund's annual report to
    shareholders for the period ended
    September 30, 2008.
  ----------------------------------------------------------------------------
    For a comparison of the gross and net expenses of both Pioneer Funds, please see the class fee tables in the "The Pioneer Funds' Fees and
    Expenses" section starting on page 17.

                             Buying, Selling and Exchanging Shares
          ----------------------------------------------------------------------------------------------
          Buying shares      You may buy shares from any investment
                             firm that has a sales agreement with
                             PFD, the Pioneer Funds' distributor.
                             You can buy shares at the offering
                             price. You may use securities you own
                             to purchase shares of a Pioneer Fund
                             provided that Pioneer, in its sole
                             discretion, determines that the
                             securities are consistent with a
                             Pioneer Fund's objective and policies
                             and their acquisition is in the best
                             interests of a Pioneer Fund.

                             If you have an existing non-retirement
                             account, you may purchase shares of a
                             Pioneer Fund by telephone or online.
                             Certain IRAs also may use the telephone
                             purchase privilege.
          ----------------------------------------------------------------------------------------------
          Minimum initial    Your initial investment must be at
          investment         least $1,000 for Class A, Class B (if
                             applicable) or Class C shares and at
                             least $5 million for Class Y shares.
                             Additional investments must be at least
                             $100 for Class A shares, $500 for Class
                             B shares (if applicable) or Class C
                             shares. You may qualify for lower
                             initial or subsequent investment
                             minimums if you are opening a
                             retirement plan account, establishing
                             an automatic investment plan or placing
                             your trade through your investment
                             firm. There is no additional investment
                             amount for Class Y shares.
          ----------------------------------------------------------------------------------------------
          Maximum purchase   Purchases of each Pioneer Fund shares
          amounts            are limited to $49,999 for Class B
                             shares (if applicable) and $499,999 for
                             Class C shares. These limits are
                             applied on a per transaction basis.
                             There is no maximum purchase for Class
                             A or Class Y shares.
          ----------------------------------------------------------------------------------------------
          Exchanging shares  You may exchange your shares for shares of the same class of another Pioneer
                             mutual fund. Your exchange request must
                             be for at least $1,000. Each Pioneer
                             Fund allows you to exchange your shares
                             at net asset value without charging you
                             either an initial or contingent
                             deferred sales charge at the time of
                             the exchange. Shares you acquire as
                             part of an exchange will continue to be
                             subject to any contingent deferred
                             sales charge that applies to the shares
                             you originally purchased. When you
                             ultimately sell your shares, the date
                             of your original purchase will
                             determine your contingent deferred
                             sales charge. An exchange generally is
                             treated as a sale and a new purchase of
                             shares for federal income tax purposes.

                             After you establish an eligible fund
                             account, you can exchange shares of a
                             Pioneer Fund by telephone or online.
          ----------------------------------------------------------------------------------------------
          Selling shares     Your shares will be sold at net asset
                             value per share next calculated after a
                             Pioneer Fund receives your request in
                             good order. If the shares you are
                             selling are subject to a deferred sales
                             charge, it will be deducted from the
                             sale proceeds.

                             If you have an eligible non-retirement
                             account, you may sell up to $100,000
                             per account per day by telephone or
                             online. You may sell shares of a
                             Pioneer Fund held in a retirement plan
                             account by telephone only if your
                             account is an eligible IRA (tax
                             penalties may apply).
          ----------------------------------------------------------------------------------------------

                               Pioneer Mid Cap Growth Fund and
                              Pioneer Select Mid Cap Growth Fund
           --------------------------------------------------------------------------------------------
           Net asset value  Each Pioneer Fund's net asset value is
                            the value of its portfolio of
                            securities plus any other assets minus
                            its accrued operating expenses and
                            other liabilities. Each Pioneer Fund
                            calculates a net asset value for each
                            class of shares every day the New York
                            Stock Exchange is open when regular
                            trading closes (normally 4:00 p.m.
                            Eastern time).

                            You buy or sell shares at the share
                            price. When you buy Class A shares, you
                            pay an initial sales charge unless you
                            qualify for a waiver or reduced sales
                            charge. When you sell Class A, Class B
                            (if applicable) or Class C shares, you
                            may pay a contingent deferred sales
                            charge depending on how long you have
                            owned your shares.

Comparison of Principal Risks of Investing in the Pioneer Funds

   Because each Pioneer Fund has a similar investment objective and similar investment strategies, they are subject to similar principal risks:

  .  You could lose money on your investment in a Pioneer Fund. The recent global financial crisis has caused a significant decline in the value of many securities, including securities held by each Pioneer Fund, and the continuation or further deterioration of market conditions may lead to additional losses of value.

  .  The values of securities held by a Pioneer Fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole.

  .  The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term).

  .  Mid-size or growth stocks fall out of favor with investors.

  .  A Pioneer Fund's investments do not have the growth potential originally expected.

  .  Pioneer's judgment about the attractiveness, growth potential or potential appreciation of a particular sector, security or investment strategy proves to be incorrect.

  .  Each Pioneer Fund also has risks associated with investing in mid-size companies. Compared to large companies, mid-size companies, and the market for their equity securities, may:

       -- Be more sensitive to changes in earnings results and investor expectations;

       -- Have more limited product lines and capital resources;

       -- Have less information about such companies available in the market;

       -- Experience sharper swings in market values;

       -- Be harder to sell at the times and prices Pioneer thinks appropriate;

       -- Offer greater potential for gain and loss; and

       -- Be more likely to fall out of favor with investors.

   Each Pioneer Fund is also subject to the following principal risks:

   Risks of debt securities. Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations.
Factors that could contribute to a decline in the market value of debt securities in a Pioneer Fund's portfolio include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. A Pioneer Fund may incur expenses to protect its interest in securities experiencing these events. If a Pioneer Fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by
Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

   Risks of REITs. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, a Pioneer
Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value.

   ETF risks. Because a Pioneer Fund may invest a portion of its assets in
ETFs, its ability to achieve its investment objective may depend on the performance of the ETFs in which it invests. Each Pioneer Fund is indirectly subject to all of the risks associated with an investment in the ETFs. There can be no assurance that the investment objective of any ETF will be achieved.
In addition, a Pioneer Fund

will bear a pro rata portion of the operating expenses of the ETFs in which it invests, and it is subject to business and regulatory developments affecting the ETFs.

   Market segment risks. To the extent either Pioneer Fund emphasizes, from time to time, investments in a market segment, the Pioneer Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

   Each Pioneer Fund may emphasize, from time to time, investments in the health care segment. Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.

   Each Pioneer Fund may emphasize, from time to time, investments in the consumer discretionary segment. Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

   Risks of non-U.S. securities. Pioneer Select Mid Cap Growth may invest up to
20% of its total assets in securities of non-U.S. issuers. Your fund may invest up to 10% of its total assets in securities of non-U.S. issuers. Investing in
non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent the fund invests in one region or country. These risks may include:

  .  Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

  .  Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable;

  .  Adverse effect of currency exchange rates or controls on the value of the fund's investments, or its ability to convert non-U.S. currencies to U.S.
     dollars;

  .  The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

  .  Economic, political, regulatory and social developments or uncertainties may adversely affect the securities markets; and

  .  Withholding and other non-U.S. taxes may decrease the fund's return.

The Pioneer Funds' Fees and Expenses

   Shareholders of both Pioneer Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Pioneer Fund. The expenses in the tables appearing below are based on the expenses of each Pioneer Fund and the combined fund for the twelve-month period ended September 30, 2009.
Future expenses for all share classes may be greater or less.

                                                                          Pioneer         Combined
                                                         Pioneer Mid     Select Mid    Pioneer Select    Pioneer Mid
                                                         Cap Growth      Cap Growth       Mid Cap        Cap Growth
                                                            Fund            Fund        Growth Fund         Fund
                                                        -----------     ----------     --------------   -----------
Shareholder transaction fees (paid directly from
  your investment)                                        Class A        Class A          Class A         Class B
Maximum sales charge (load) when you buy shares as a
  percentage of offering price                               5.75%          5.75%            5.75%           None
Maximum deferred sales charge (load) as a percentage
  of offering price or the amount you receive when you
  sell shares, whichever is less                             None/(1)/      None/(1)/        None/(1)/          4%
Redemption fee as a percentage of amount redeemed,
  if applicable                                              None           None             None            None
Annual Fund operating expenses (deducted from fund
  assets) as a % of average daily net assets
Management Fee                                               0.56%/(2)/    0.625%           0.625%           0.56%/(2)/
Distribution and Service (12b-1) Fee                         0.25%          0.25%            0.25%           1.00%
Other Expenses/(3)/                                          0.44%          0.31%            0.31%           1.41%
Total Annual Fund Operating Expenses/(3)/                    1.25%          1.19%            1.19%           2.97%
------------------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations                     0.00%          0.00%/(4)/       0.00%/(4)/      0.00%
Net Expenses                                                 1.25%          1.19%/(4)/       1.19%/(4)/      2.97%
                                                          Pioneer         Combined
                                                         Select Mid    Pioneer Select
                                                         Cap Growth       Mid Cap
                                                            Fund        Growth Fund
                                                        ----------     --------------
Shareholder transaction fees (paid directly from
  your investment)                                       Class A          Class A
Maximum sales charge (load) when you buy shares as a
  percentage of offering price                              5.75%            5.75%
Maximum deferred sales charge (load) as a percentage
  of offering price or the amount you receive when you
  sell shares, whichever is less                            None/(1)/        None/(1)/
Redemption fee as a percentage of amount redeemed,
  if applicable                                             None             None
Annual Fund operating expenses (deducted from fund
  assets) as a % of average daily net assets
Management Fee                                             0.625%           0.625%
Distribution and Service (12b-1) Fee                        0.25%            0.25%
Other Expenses/(3)/                                         0.31%            0.31%
Total Annual Fund Operating Expenses/(3)/                   1.19%            1.19%
---------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations                    0.00%/(4)/       0.00%/(4)/
Net Expenses                                                1.19%/(4)/       1.19%/(4)/

                                                                         Pioneer      Combined
                                                         Pioneer Mid    Select Mid Pioneer Select    Pioneer Mid
                                                         Cap Growth     Cap Growth    Mid Cap        Cap Growth
                                                            Fund           Fund     Growth Fund         Fund
                                                        -----------     ---------- --------------   -----------
Shareholder transaction fees (paid directly from
  your investment)                                        Class C        Class C      Class C         Class Y
Maximum sales charge (load) when you buy shares as a
  percentage of offering price                               None           None         None            None
Maximum deferred sales charge (load) as a percentage
  of offering price or the amount you receive when you
  sell shares, whichever is less                             1.00%          1.00%        1.00%           None
Redemption fee as a percentage of amount redeemed,
  if applicable                                              None           None         None            None
Annual Fund operating expenses (deducted from fund
  assets) as a % of average daily net assets
Management Fee                                               0.56%/(2)/    0.625%       0.625%           0.56%/(2)/
Distribution and Service (12b-1) Fee                         1.00%          1.00%        1.00%           None
Other Expenses/(3)/                                          1.04%          0.37%        0.54%           0.14%
Total Annual Fund Operating Expenses/(3)/                    2.60%          2.00%        2.17%           0.70%
--------------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations                     0.00%          0.00%       -0.02%/(5)/      0.00%
Net Expenses                                                 2.60%          2.00%        2.15%/(5)/      0.70%
                                                          Pioneer         Combined
                                                         Select Mid    Pioneer Select
                                                         Cap Growth       Mid Cap
                                                            Fund        Growth Fund
                                                        ----------     --------------
Shareholder transaction fees (paid directly from
  your investment)                                       Class Y          Class Y
Maximum sales charge (load) when you buy shares as a
  percentage of offering price                              None             None
Maximum deferred sales charge (load) as a percentage
  of offering price or the amount you receive when you
  sell shares, whichever is less                            None             None
Redemption fee as a percentage of amount redeemed,
  if applicable                                             None             None
Annual Fund operating expenses (deducted from fund
  assets) as a % of average daily net assets
Management Fee                                             0.625%           0.625%
Distribution and Service (12b-1) Fee                        None             None
Other Expenses/(3)/                                         0.15%            0.10%
Total Annual Fund Operating Expenses/(3)/                   0.78%            0.73%
---------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations                    0.00%/(4)/       0.00%/(4)/
Net Expenses                                                0.78%/(4)/       0.73%/(4)/

   The hypothetical examples below help you compare the cost of investing in each Pioneer Fund. It assumes that: (a) you invest $10,000 in each Pioneer Fund for the time periods shown, (b) you reinvest all dividends and distributions,
(c) your investment has a 5% return each year, (d) each Pioneer Fund's total operating expenses remain the same and (e) Pioneer's contractual expense limitation for the combined Pioneer Select Mid Cap Growth Fund's Class C shares is in effect for year one. Pro forma expenses are included assuming a
Reorganization with your fund and Pioneer Select Mid Cap Growth Fund. The examples are for comparison purposes only and are not a representation of any fund's actual expenses or returns, either past or future.

                                                                            Combined
                                                               Pioneer      Pioneer
                                                   Pioneer   Select Mid  Select Mid Cap
Number of years                                    Mid Cap       Cap      Growth Fund
you own your shares                              Growth Fund Growth Fund  (Pro Forma)
-------------------                              ----------- ----------- --------------
Class A -- assuming redemption at end of period
 Year 1.........................................   $  695      $  689        $  689
 Year 3.........................................   $  949      $  930        $  930
 Year 5.........................................   $1.222      $1,189        $1,189
 Year 10........................................   $1,999      $1,930        $1,930

Class A -- assuming no redemption
 Year 1.........................................   $  695      $  689        $  689
 Year 3.........................................   $  949      $  930        $  930
 Year 5.........................................   $1,222      $1,189        $1,189
 Year 10........................................   $1,999      $1,930        $1,930

Class B -- assuming redemption at end of period
 Year 1.........................................   $  700          --            --
 Year 3.........................................   $1,218          --            --
 Year 5.........................................   $1,662          --            --
 Year 10........................................   $2,882          --            --

Class B -- assuming no redemption
 Year 1.........................................   $  300          --            --
 Year 3.........................................   $  918          --            --
 Year 5.........................................   $1,562          --            --
 Year 10........................................   $2,882          --            --

Class C -- assuming redemption at end of period
 Year 1.........................................   $  363      $  302        $  318
 Year 3.........................................   $  808      $  626        $  676
 Year 5.........................................   $1,380      $1,075        $1,160
 Year 10........................................   $2,934      $2,322        $2,497

Class C -- assuming no redemption
 Year 1.........................................   $  263      $  202        $  218
 Year 3.........................................   $  808      $  626        $  676
 Year 5.........................................   $1,380      $1,075        $1,160
 Year 10........................................   $2,934      $2,322        $2,497

Class Y
 Year 1.........................................   $   72      $   79        $   74
 Year 3.........................................   $  224      $  248        $  232
 Year 5.........................................   $  390      $  431        $  403
 Year 10........................................   $  871      $  960        $  900

-------------

/(1)/Class A purchases of $500,000 or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%.

/(2)/Pioneer Mid Cap Growth Fund pays a management fee that is adjusted upward or downward based on its performance relative to an index. Pioneer Mid Cap
     Growth Fund's basic fee, before any performance adjustment, is 0.625% of average daily net assets. The management fee in the table above has been adjusted based on Pioneer Mid Cap Growth Fund's performance as of
     September 30, 2009.

/(3)/Expenses will vary based on changes in a Pioneer Fund's net asset levels.
     Each Pioneer Fund's total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.

/(4)/Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce the expenses of Pioneer Select Mid Cap
     Growth Fund to 1.25% and 1.00% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through June 1, 2012. There can be no assurance that Pioneer will extend the expense limitations beyond such time.
     Ordinary operating expenses include all fund expenses other than extraordinary expenses, such as litigation, taxes and brokerage commissions.

/(5)/Assuming the Reorganization occurs, Pioneer has contractually agreed to limit the combined fund's net expenses to 2.15% of the average daily net assets attributable to Class C shares for one year from the Closing Date of the Reorganization. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Ordinary operating expenses include all fund expenses other than extraordinary expenses, such as litigation, taxes and brokerage commissions.

Comparison of each Pioneer Fund's Performance

   The bar charts show the year-by-year performance of each Pioneer Fund's
Class A shares for the past 10 calendar years. Class C and Class Y shares of each Pioneer Fund and Class B shares of Pioneer Mid Cap Growth Fund will have different performance from that shown below. The chart does not reflect any sales charge you may pay when you buy or sell Pioneer Fund shares. Any sales charge will reduce your return. The tables show average annual total return
(before and after sales taxes) for each Pioneer Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The after-tax returns shown for each Pioneer Fund are for Class A only; after-tax returns for other classes will vary. Past performance (before and after taxes) does not indicate future results.

        Pioneer Mid Cap Growth Fund's Annual Returns -- Class A Shares*
                           (Years ended December 31)

                                     [CHART]

 '99    '00     '01      '02     '03     '04    '05     '06    '07     '08
------  -----  ------  -------  ------  ------  -----  -----  ------  ------
30.95% -6.25% -11.39%  -29.56%  39.18%  7.74%   3.01%  9.78%  10.13%  -46.36%

-------------

 * During the period shown in the bar chart, Pioneer Mid Cap Growth Fund's highest quarterly return was 32.19% for the quarter ended December 31, 1999, and the lowest quarterly return was -25.22 for the quarter ended
   December 31, 2008. For the period from January 1, 2009 to September 30,
   2009, Pioneer Mid Cap Growth Fund's return was 37.89%.

   Pioneer Select Mid Cap Growth Fund's Annual Returns -- Class A Shares* **
                           (Years ended December 31)

                                     [CHART]

 '99    '00     '01      '02     '03     '04    '05     '06    '07     '08
------  -----  ------  -------  ------  ------  -----  -----  ------  ------
41.85% 33.00%  -0.97%  -20.00%  39.62%  8.40%   18.48%  6.20% 18.98%  -39.76%

-------------

 * During the period shown in the bar chart, Pioneer Select Mid Cap Growth
   Fund's highest quarterly return was 31.24% for the quarter ended
   December 31, 1999, and the lowest quarterly return was -23.43% for the quarter ended December 31, 2008. For the period from January 1, 2009 to
   September 30, 2009, Pioneer Select Mid Cap Growth Fund's return was 38.42%.

 **Pioneer Select Mid Cap Growth Fund acquired the assets and stated
   liabilities of Regions Morgan Keegan Select Mid Cap Growth Fund (the
   "predecessor fund") on May 15, 2009. As a result of the reorganization,
   Pioneer Select Mid Cap Growth Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for shares of Pioneer Select Mid Cap Growth Fund. The performance of
   Class A, Class C and Class Y shares of Pioneer Select Mid Cap Growth Fund prior to the reorganization includes the performance of the predecessor fund's Class A, Class C and Class I shares prior to the reorganization. The performance of the predecessor fund's Class A and Class C prior to the reorganization has been restated to reflect differences in any applicable sales charges (but not differences in expenses). The performance of the predecessor fund's Class I shares prior to the reorganization has not been restated to reflect any differences in expenses. Morgan Asset Management,
   Inc. served as the investment adviser to the predecessor fund.

                       Average Annual Total Returns/(1)/
                     (for periods ended December 31, 2008)

                                                                                                   Since
                                                                       1 Year  5 Years 10 Years  Inception
-------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap Growth Fund
-------------------------------------------------------------------------------------------------------------
 Class A -- Before Taxes                                               -49.44%  -7.47%  -3.18%
-------------------------------------------------------------------------------------------------------------
 Class A -- After Taxes on Distributions/(2)/                          -49.44%  -8.00%  -4.26%
-------------------------------------------------------------------------------------------------------------
 Class A -- After Taxes on Distributions and Sale of Fund Shares/(2)/  -32.19%  -6.08%  -2.74%
-------------------------------------------------------------------------------------------------------------
 Class B -- Before Taxes                                               -49.22%  -7.58%  -3.85%
-------------------------------------------------------------------------------------------------------------
 Class C -- Before Taxes/(3)/                                          -46.98%  -7.42%  -3.76%
-------------------------------------------------------------------------------------------------------------
 Class Y -- Before Taxes                                               -46.07%    N/A     N/A    -30.64%/(4)/
-------------------------------------------------------------------------------------------------------------
Russell Midcap Growth Index (reflects no deduction for fees,
  expenses or taxes)/(5)/                                              -44.32%  -2.33%  -0.19%    -6.55%

                                                                                                   Since
                                                                       1 Year  5 Years 10 Years  Inception
-------------------------------------------------------------------------------------------------------------
Pioneer Select Mid Cap Growth Fund/(6)/
-------------------------------------------------------------------------------------------------------------
 Class A -- Before Taxes/(7)/                                          -43.22%  -1.62%   6.76%
-------------------------------------------------------------------------------------------------------------
 Class A -- After Taxes on Distributions/(2) /                         -43.28%  -2.80%   4.91%
-------------------------------------------------------------------------------------------------------------
 Class A -- After Taxes on Distributions and Sale of Fund Shares/(2)/  -28.03%  -1.04%   5.34%
-------------------------------------------------------------------------------------------------------------
 Class C -- Before Taxes                                               -40.40%  -0.97%    N/A      0.66%/(8)/
-------------------------------------------------------------------------------------------------------------
 Class Y -- Before Taxes                                               -39.58%    N/A     N/A     -1.24%/(8)/
-------------------------------------------------------------------------------------------------------------
Russell Midcap Growth Index (reflects no deduction for fees,
  expenses or taxes)/(5)/                                              -44.32%  -3.83%  -0.19%    -0.72%/(9)/

/(1)/The table assumes that you sell your shares at the end of the period and assumes that you reinvest all of your dividends and distributions. For
     Class A, Class B and Class C shares, the table reflects sales charges applicable to the class. You do not pay a sales charge when you buy or sell Class Y shares.

/(2)/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold a Pioneer Fund's shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares of Pioneer Mid Cap Growth Fund and after-tax returns for Class C shares of Pioneer Select Mid Cap Growth Fund will vary from the after-tax returns presented for Class A shares of the respective Pioneer Fund.

/(3)/The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above.

/(4)/Class Y shares of Pioneer Mid Cap Growth Fund commenced operations on
     February 1, 2005.

/(5)/The Russell MidCap Growth Index measures the performance of mid-cap U.S.
     growth stocks. Unlike each Pioneer Fund, the index is not managed and does not incur fees, expenses or taxes. You cannot invest directly in an index.

/(6)/Pioneer Select Mid Cap Growth Fund acquired the assets and stated
     liabilities of Regions Morgan Keegan Select Mid Cap Growth Fund (the
     "predecessor fund") on May 15, 2009. As a result of the reorganization,
     Pioneer Select Mid Cap Growth Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for shares of Pioneer Select Mid Cap Growth Fund. The performance of Class A, Class C and Class Y shares of Pioneer Select Mid
     Cap Growth Fund prior to the reorganization includes the performance of the predecessor fund's Class A, Class C and Class I shares prior to the reorganization. The performance of the predecessor fund's Class A and
     Class C prior to the reorganization has been restated to reflect differences in any applicable sales charges (but not differences in expenses). The performance of the predecessor fund's

  Class I shares prior to the reorganization has not been restated to reflect any differences in expenses. Morgan Asset Management, Inc. served as the investment adviser to the predecessor fund.

/(7)/Effective June 4, 2004, all Class B shares of the predecessor fund converted to Class A shares of the predecessor fund. Historical total return information for the predecessor fund for any period or portion thereof prior to the commencement of investment operations of predecessor fund Class A shares on July 10, 2000 is that of predecessor fund Class B shares and reflects the expenses incurred by Class B shares, which were generally higher than the expenses of Class A shares, during such periods.

/(8)/Class C shares of the predecessor fund commenced operations on January 7,
     2002. Class I shares of the predecessor fund commenced operations on
     June 23, 2004.

/(9)/Since the inception date of the predecessor fund's Class C shares. Since the inception date of the predecessor fund's Class I shares: -3.83%.

                          OTHER IMPORTANT INFORMATION
                         CONCERNING THE REORGANIZATION

                             Portfolio Securities

   If the Reorganization is effected, management will analyze and evaluate the portfolio securities of your fund being transferred to Pioneer Select Mid Cap
Growth Fund. Consistent with Pioneer Select Mid Cap Growth Fund's investment objective and policies, any restrictions imposed by the Code and in the best interests of each of Pioneer Select Mid Cap Growth Fund's shareholders
(including former shareholders of your fund), management will influence the extent and duration to which the portfolio securities of your fund will be maintained by Pioneer Select Mid Cap Growth Fund. It is possible that, although it is not necessary to dispose of portfolio securities in order to effect the
Reorganization, the portfolio manager of Pioneer Select Mid Cap Growth Fund may conclude that some of the holdings of your fund are not consistent with the combined fund's long-term investment strategy, and, accordingly. there may be dispositions of some of the portfolio securities of your fund following the
Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by the combined fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the combined fund's ability to use any available tax loss carryforwards. The disposition of portfolio securities also may result in significant brokerage expense to the combined fund.

                        Tax Capital Loss Carryforwards

   Federal income tax law permits a regulated investment company to carry forward its net capital losses for a period of up to eight taxable years. For the period ending on the Closing Date, your fund is expected to have net realized capital losses and as of the Closing Date your fund is expected to have unrealized capital gains.

   The Reorganization may result in a limitation on Pioneer Select Mid Cap
Growth Fund's ability, in the post-Reorganization period, to use a carryforward of its net capital loss (if any) for the year ending November 30, 2009 and to use a portion of any net capital losses realized in the year of the
Reorganization. The limitation, imposed by Section 382 of the Code, is imposed on an annual basis and is expected to apply because the shareholders that hold shares of Pioneer Select Mid Cap Growth Fund immediately prior to the
Reorganization will own less than 50% of the combined fund immediately after the Reorganization. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limit. The annual Section 382 limitation for periods following the Reorganization generally will equal the product of the net asset value of Pioneer Select Mid Cap Growth Fund immediately prior to the
Reorganization and the "long-term tax-exempt rate," published by the Internal
Revenue Service, in effect at the time of the Reorganization.

   The Reorganization also may result in a limitation on Pioneer Select Mid Cap
Growth Fund's ability to use its own losses to offset gains realized after the
Reorganization that are attributable to unrealized capital gains of your fund as of the Closing Date and on Pioneer Select Mid Cap Growth Fund's ability to use carryforwards of your fund's losses to offset gains realized after the
Reorganization that are attributable to Pioneer Select Mid Cap Growth Fund's unrealized capital gains as of the Closing Date. That limitation will apply if the relevant fund's unrealized capital gains as of the Closing Date are at least $10,000,000 or at least 15% of its net asset value as of the Closing Date.

   As of September 30, 2009, your fund had current-year realized capital losses of $66,381,048 and net unrealized gains of $51,150,471. As of September 30,
2009, your fund had a capital loss carryforward of $35,626,726 that is scheduled to expire on September 30, 2017. As of September 30, 2009, Pioneer
Select Mid Cap Growth Fund had current-year realized capital losses of
$49,965,927 and net unrealized gains of $23,648,924.

   The Reorganization would impact the use of any capital loss carryforwards and net current-year capital losses (and potentially any unrealized capital losses) in the following manner: (1) such carryforwards and losses will benefit the shareholders of the combined fund, rather than only the shareholders of your fund; (2) if limited by the Section 382 rules described above, the amount of Pioneer Select Mid Cap Growth Fund's net current-year capital losses and unrealized capital losses, if any, that can be utilized in any taxable year will be no greater than the long-term tax-exempt rate at the time of the
Reorganization, multiplied by the aggregate net asset value of Pioneer Select
Mid Cap Growth Fund at the time of Reorganization (approximately $7,100,000 per year based on data as of September 30, 2009); and (3) if the Reorganization
closes on a date other than your fund's regular year end, it will cause carryovers of your fund's losses to expire earlier than the time they otherwise would have expired. Consequently, the Reorganization could result in some portion of your fund's or Pioneer Select Mid Cap Growth Fund's capital loss carryforwards and net current-year capital losses (and potentially unrealized capital losses, when realized) expiring unutilized.

   Since the Reorganization is not expected to close until January 22, 2010, the net current-year realized capital losses and net unrealized capital gains and the limitations described above may change significantly between now and the completion of the Reorganization. Further, the ability of each of the
Pioneer Funds to use capital losses to offset gains (even in the absence of a
Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

                                CAPITALIZATION

   The following table sets forth the capitalization of each Pioneer Fund as of
September 30, 2009 and the pro forma combined capitalization of the combined fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both Pioneer Funds between September 30, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Pioneer Funds during that period resulting from income and distributions, and changes in the accrued liabilities of both Pioneer Funds during the same period.

                                                                           Pioneer
                                                                        Select Mid Cap         Pro Forma
                                 Pioneer              Pioneer            Growth Fund            Pioneer
                                 Mid Cap           Select Mid Cap         Pro Forma          Select Mid Cap
                               Growth Fund          Growth Fund        Adjustments/(1)/       Growth Fund
                           (September 30, 2009) (September 30, 2009) (September 30, 2009) (September 30, 2009)
                           -------------------- -------------------- -------------------- --------------------
Net Assets
 Class A..................     $270,240,832         $ 76,540,033         $(37,557.60)         $354,975,249
 Class B..................     $  8,231,942                   --                  --                    --/(2)/
 Class C..................     $  6,447,173         $  5,155,720                  --          $ 11,602,893
 Class Y..................     $ 22,272,046         $ 83,736,345         $(11,214.90)         $105,997,176
 Total Net Assets.........     $307,191,993         $165,432,098         $(50,000.00)         $472,575,318

Net Asset Value Per Share
 Class A..................     $      11.90         $      13.87                  --          $      13.87
 Class B..................     $       9.45                   --                  --                    --/(2)/
 Class C..................     $       9.94         $      13.07                  --          $      13.07
 Class Y..................     $      12.15         $      14.07                  --          $      14.07

Shares Outstanding
 Class A..................       22,704,075            5,517,867                  --            25,595,212
 Class B..................          871,109                   --                  --                    --/(2)/
 Class C..................          648,419              394,605                  --               887,885
 Class Y..................        1,832,370            5,951,335                  --             7,534,281

/(1)/The pro forma data reflects adjustments to account for the combined expenses of the Reorganization borne by the Pioneer Funds. The expenses of the Reorganization borne by the Pioneer Funds are estimated in the aggregate to be $50,000. Because of a class specific expense limitation, the expenses of Class C shares will not increase as a result of the payment of any Reorganization costs, while $37,557.60 and $11,214.90 is expected to be borne by Class A and Class Y shares, respectively. Pioneer will bear the remaining expenses of the Reorganization.

/(2)/Pioneer Select Mid Cap Growth Fund will issue Class A shares to Pioneer
     Mid Cap Growth Fund in exchange for Class B shares of Pioneer Mid Cap
     Growth Fund.

   It is impossible to predict how many shares of Pioneer Select Mid Cap Growth
Fund actually will be received and distributed by your fund on the Closing
Date. The table should not be relied upon to determine the amount of Pioneer
Select Mid Cap Growth Fund shares that will actually be received and distributed.

         PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

  .  The Reorganization is scheduled to occur as of the close of business on
     January 22, 2010, but may occur on such later date as the parties may agree in writing. Your fund will transfer all of its assets to Pioneer
     Select Mid Cap Growth Fund, and Pioneer Select Mid Cap Growth Fund will assume all of your fund's liabilities. This will result in the addition of your fund's assets to Pioneer Select Mid Cap Growth Fund's portfolio. The net asset value of both Pioneer Funds will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

  .  Pioneer Select Mid Cap Growth Fund will issue Class A shares to your fund in amounts equal to the aggregate net asset value of your fund's Class A and Class B shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class A and Class B shareholders of record of your fund in proportion to their holdings on the Closing Date.
     As a result, Class A and Class B shareholders of your fund will end up as
     Class A shareholders of Pioneer Select Mid Cap Growth Fund.

  .  Pioneer Select Mid Cap Growth Fund will issue Class C shares to your fund in amounts equal to the aggregate net asset value of your fund's Class C shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class C shareholders of record of your fund in proportion to their holdings on the Closing Date. As a result, Class C shareholders of your fund will end up as Class C shareholders of Pioneer
     Select Mid Cap Growth Fund.

  .  Pioneer Select Mid Cap Growth Fund will issue Class Y shares to your fund in amounts equal to the aggregate net asset value of your fund's Class Y shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class Y shareholders of record of your fund in proportion to their holdings on the Closing Date. As a result, Class Y shareholders of your fund will end up as Class Y shareholders of Pioneer
     Select Mid Cap Growth Fund.

  .  After the shares are issued, your fund will be dissolved.

Reasons for the Proposed Reorganization

   The Trustees of your fund believe that the proposed Reorganization will be advantageous to the shareholders of your fund for several reasons. The Trustees considered the following matters, among others, in approving the proposal.

   First, the Board considered that the Reorganization would eliminate confusion in the marketplace caused by having two substantially similar funds and enhance the potential for one of the two funds to achieve growth in assets.
The Board noted that the combined fund may be better positioned to attract assets than your fund and that the larger size of the combined fund may result in greater economies of scale because the fund may be able to obtain better net prices on securities trades and reduce per share expenses as fixed expenses are shared over a larger asset base.

   Second, the Board considered that your fund's management fee (0.625% of the fund's average daily net assets before any performance adjustment) varies based on the fund's performance. The Board noted that at August 14, 2009 and at
September 30, 2009, the management fee payable by your fund was 0.58% and
0.56%, respectively, of the fund's average daily net assets. The Board considered that, in contrast to your fund's management fee, Pioneer Select Mid
Cap Growth Fund's management fee (0.625% of the fund's average daily net assets before application of any breakpoints) declines as the fund's assets increase, and does not vary based on the fund's performance. The Board considered that, currently, Pioneer Select Mid Cap Growth Fund's management fee is equal to your fund's management fee before any performance adjustment, but higher than the performance-adjusted management fee historically paid by your fund. The Board considered that your fund's management fee would increase over time if the fund's performance improves (or decrease over time if the fund's performance declines) relative to the fund's benchmark index. The Board believes that the economies of scale that could be realized by shareholders through the breakpoint fee structure of Pioneer Select Mid Cap Growth Fund is a potential long-term shareholder benefit. In addition, the Board also noted that Pioneer
Select Mid Cap Growth Fund's management fee currently is lower than the median management fee paid by its peer group of funds as classified by Morningstar,
Inc., an independent provider of investment company data.

   Third, the Board considered that the pro forma gross expense ratios for the combined fund's Class A shares and Class C shares are 1.19% and 2.15%, respectively, and the historical gross expense ratios for Class A, Class B and
Class C shares of your fund are 1.21%, 2.85% and 2.48%, respectively and, therefore, the pro forma gross expense ratios for the combined fund's Class A shares and Class C

shares are expected to be lower than the expense ratios of Class A, Class B and
Class C shares of your fund. In considering this fact, the Board noted that the pro forma gross expense ratio for the combined fund's Class C shares is anticipated to be 0.17% higher than the historical gross expense ratio for
Class C shares of Pioneer Select Mid Cap Growth Fund, and the pro forma net expense ratio for the combined fund's Class C shares is anticipated to be 0.15%
higher than the historical net expense ratio for Class C shares of Pioneer
Select Mid Cap Growth Fund. The Board considered that there can be no assurance that Pioneer's estimate of the pro forma expense ratio of each of Class A shares and Class C shares of the combined fund will be accurate and that actual expense ratio of each class of shares of the combined fund may be higher or lower than the estimate.

   Fourth, the Board considered that the pro forma expense ratio for the combined fund's Class Y shares is 0.73% and the historical expense ratio for
Class Y shares of your fund is 0.70%. The Board noted that the higher pro forma expense ratio for Class Y shares of the combined fund results from the difference between your fund's current performance-adjusted management fee and
Pioneer Select Mid Cap Growth Fund's management fee, and that your fund's fee varies based on the fund's performance and would increase if the fund's performance improves (or decrease if the fund's performance declines). As noted
above, the Board believes that the breakpoint fee structure of Pioneer Select
Mid Cap Growth Fund is a potential long-term shareholder benefit. The Board also noted that there can be no assurance that Pioneer's estimate of the pro forma expense ratio of Class Y shares of the combined fund will be accurate and that the actual expense ratio of Class Y shares of the combined fund may be higher or lower than the estimate.

   Fifth, the Board considered that Pioneer Select Mid Cap Growth Fund's performance was better than your fund's performance for the 1-year, 3-year and
5-year periods ended July 31, 2009. The Board noted that Pioneer Select Mid Cap
Growth Fund is the performance and accounting successor of Regions Morgan
Keegan Select Mid Cap Growth Fund, which was managed by a different investment adviser, and that, prior to May 15, 2009, Pioneer Select Mid Cap Growth Fund did not operate as a Pioneer fund.

   Sixth, in considering the Reorganization, the Board noted that, although your fund and Pioneer Select Mid Cap Growth Fund have similar investment strategies and are managed in a similar investment style, there may be differences in the portfolio securities held by each fund. The Board recognized that, while it is not necessary for your fund to dispose of any portfolio securities to effect the Reorganization, the portfolio manager of the combined fund may conclude that a significant number of holdings of your fund are not consistent with the combined fund's long-term investment strategy and may dispose of such positions. The Board considered that the disposition of securities following the Reorganization could result in capital gains to the combined fund and could also result in significant brokerage expense to the combined fund. However, the Board considered that the actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold.

   Seventh, the Board considered that given the expected costs of the
Reorganization, each Pioneer Fund would bear approximately 25% of the expenses incurred in connection with the Reorganization, including expenses associated with the preparation, printing and mailing of any shareholder communications
(including this Proxy Statement/Prospectus), any filings with the SEC and other governmental agencies in connection with the Reorganization, proxy solicitation costs, audit fees and legal fees. Pioneer would bear the remaining 50% of the expenses incurred in connection with the Reorganization. The Board estimates that these expenses in the aggregate will not exceed $100,000, of which each
Pioneer Fund will bear approximately $25,000.

   Eighth, the Board considered that the Pioneer Funds' investment adviser and principal distributor would benefit from the Reorganization. For example,
Pioneer might achieve cost savings from managing one larger fund compared to managing more than one fund with similar investment strategies. The
Reorganization could permit a more effective distribution of the shares of a single fund rather than of two funds with similar objectives. The consolidated portfolio management effort also might result in time and personnel savings and the preparation of fewer reports and regulatory filings, as well as prospectus disclosure, for one fund instead of two. The Board believes the Reorganization, in the long-term, could result in a decrease in the combined fund's gross expenses and a corresponding decrease in fees waived under a contractual expense limit arrangement with respect to the combined fund. The Board believes, however, that these savings will not amount to a significant economic benefit to Pioneer or the principal distributor.

   Ninth, the Board also considered that the Reorganization presents an excellent opportunity for the shareholders of each Pioneer Fund to become investors in a combined fund that has a larger asset size than either Pioneer
Fund alone without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to both Pioneer Funds and their shareholders.

                     BOARDS' EVALUATION AND RECOMMENDATION

   For the reasons described above, the Board of Trustees of your fund, including the Independent Trustees, approved the Reorganization. In particular, the Board of Trustees determined that the Reorganization is in the best interests of your fund and that the interests of your fund's shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of
Trustees of Pioneer

Select Mid Cap Growth Fund, including the Independent Trustees, approved the
Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Select Mid Cap Growth Fund and that the interests of
Pioneer Select Mid Cap Growth Fund's shareholders would not be diluted as a result of the Reorganization.

   The Trustees of your fund recommend that shareholders of your fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

               TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

  .  The Reorganization is scheduled to occur as of the close of business on
     January 22, 2010 but may occur on such later date as the parties may agree to in writing. Your fund will transfer all of its assets to Pioneer Select
     Mid Cap Growth Fund. Pioneer Select Mid Cap Growth Fund will assume all of your fund's liabilities. The net asset value of both Pioneer Funds will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

  .  Pioneer Select Mid Cap Growth Fund will issue Class A shares to your fund in amounts equal to the aggregate net asset value of your fund's Class A and Class B shares. Pioneer Select Mid Cap Growth Fund will issue Class C and Class Y shares to your fund in amounts equal to the aggregate net asset value of your fund's Class C and Class Y shares, respectively. These shares will immediately be distributed to you in proportion to the relative net asset value of your holdings of shares of your fund on the
     Closing Date. As a result, your fund's Class A and Class B shareholders will end up as Class A shareholders of Pioneer Select Mid Cap Growth Fund, and your fund's Class C and Class Y shareholders will end up as Class C and Class Y shareholders, respectively, of Pioneer Select Mid Cap Growth
     Fund. The net asset value attributable to a class of shares of each
     Pioneer Fund will be determined using the Pioneer Fund's valuation policies and procedures. Each Pioneer Fund's valuation policies and procedures are identical.

  .  After the shares are issued, your fund will be dissolved.

  .  No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the
     Reorganization. After the Reorganization, any contingent deferred sales charge that applied to Class A (if applicable) or Class C shares of
     Pioneer Mid Cap Growth Fund at the time of the Reorganization will continue to apply for the remainder of the applicable holding period at the time of the Reorganization. Any contingent deferred sales charge that applied to Class B shares of Pioneer Mid Cap Growth Fund at the time of the Reorganization will be waived. In calculating any applicable contingent deferred sales charge, the period during which you held Class C shares (and the holding periods applicable to certain purchases of Class A shares) of Pioneer Mid Cap Growth Fund will be included in the holding period of the shares of Pioneer Select Mid Cap Growth Fund you receive as a result of the Reorganization.

  .  The Reorganization generally will not result in income, gain or loss being recognized for federal income tax purposes by either Pioneer Fund or its shareholders, except as set forth below under the heading "Tax Status of the Reorganization", and will not take place unless both Pioneer Funds involved in the Reorganization receive an opinion concerning the tax consequences of the Reorganization from Bingham McCutchen LLP, counsel to the Pioneer Funds, as further described below under the heading "Tax
     Status of the Reorganization".

Agreement and Plan of Reorganization

   The shareholders of your fund are being asked to approve an Agreement and
Plan of Reorganization, the form of which is attached as Exhibit A to this
Proxy Statement/Prospectus and incorporated herein by this reference. The description of the Agreement and Plan of Reorganization contained herein, which includes the material provisions of the Agreement and Plan of Reorganization, is qualified in its entirety by the attached copy.

   Cancellation of Share Certificates. If your shares are represented by one or more share certificates before the Closing Date, on the Closing Date all certificates will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of Pioneer Select Mid Cap Growth Fund shares. Pioneer Select Mid Cap Growth Fund will not issue share certificates in the Reorganization.

   Conditions to Closing the Reorganization. The obligation of your fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the corresponding Pioneer Fund of all its obligations under the Agreement and Plan of Reorganization and the receipt of all consents, orders and permits necessary to consummate the Reorganization
(see Agreement and Plan of Reorganization, Section 6).

   The obligation of Pioneer Select Mid Cap Growth Fund to consummate the
Reorganization is subject to the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization,
Section 7).

   The obligations of your fund and Pioneer Select Mid Cap Growth Fund are subject to approval of the Agreement and Plan of Reorganization by the necessary vote of the outstanding shares of your fund in accordance with the provisions of your fund's declaration of trust and by-laws. The funds'
obligations are also subject to the receipt of a favorable opinion of Bingham
McCutchen LLP as to the federal income tax consequences of the Reorganization
(see Agreement and Plan of Reorganization, Section 8.5).

   Termination of Agreement and Plan of Reorganization. The Board of Trustees
of either Pioneer Fund may terminate the Agreement and Plan of Reorganization
(even if the shareholders of your fund have already approved it) at any time before the Closing Date, if the Board believes that proceeding with the
Reorganization would no longer be in the best interests of shareholders of the applicable Fund.

   Expenses of the Reorganization. Each Pioneer Fund will bear approximately
25% of the expenses incurred in connection with the Reorganization, including expenses associated with the preparation, printing and mailing of any shareholder communications (including this Proxy Statement/Prospectus), any filings with the SEC and other governmental agencies in connection with the
Reorganization, proxy solicitation costs, audit fees and legal fees. Pioneer will bear the remaining 50% of the expenses incurred in connection with the Reorganization.

                       TAX STATUS OF THE REORGANIZATION

   The Reorganization is conditioned upon the receipt by each Pioneer Fund of an opinion from Bingham McCutchen LLP, counsel to the Pioneer Funds, substantially to the effect that, for federal income tax purposes:

  .  The transfer to Pioneer Select Mid Cap Growth Fund of all of your fund's assets in exchange solely for the issuance of Pioneer Select Mid Cap
     Growth Fund shares to your fund and the assumption of your fund's liabilities by Pioneer Select Mid Cap Growth Fund, followed by the distribution of the Pioneer Select Mid Cap Growth Fund shares in complete liquidation of your fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the funds will be a
     "party to a reorganization" within the meaning of Section 368(b) of the
     Code;

  .  No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to Pioneer Select Mid Cap Growth Fund as described above or (2) the distribution by your fund of the Pioneer Select Mid Cap Growth
     Fund shares to your fund's shareholders in complete liquidation of your fund, except for (A) any gain or loss that may be recognized on the transfer of "section 1256 contracts" as defined in Section 1256(b) of the
     Code, (B) any gain that may be recognized on the transfer of stock in a
     "passive foreign investment company" as defined in Section 1297(a) of the
     Code, and (C) any other gain that may be required to be recognized as a result of the closing of your fund's taxable year;

  .  The tax basis of each asset of your fund in the hands of Pioneer Select
     Mid Cap Growth Fund will be the same as the tax basis of that asset in the hands of your fund immediately before the transfer of the asset, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by your fund on the transfer;

  .  The holding period of each asset of your fund in the hands of Pioneer
     Select Mid Cap Growth Fund, other than assets with respect to which gain or loss is required to be recognized, will include your fund's holding period for that asset;

  .  No gain or loss will be recognized by Pioneer Select Mid Cap Growth Fund upon its receipt of your fund's assets solely in exchange for shares of
     Pioneer Select Mid Cap Growth Fund and the assumption of your fund's liabilities;

  .  You will not recognize gain or loss upon the exchange of your shares for shares of Pioneer Select Mid Cap Growth Fund as part of the Reorganization;

  .  The aggregate tax basis of Pioneer Select Mid Cap Growth Fund shares received by you in the Reorganization will be the same as the aggregate tax basis of the shares of your fund you surrender in exchange; and

  .  The holding period of Pioneer Select Mid Cap Growth Fund shares you receive will include the holding period of the shares of your fund that you surrender in exchange, provided that you held the shares of your fund as capital assets on the date of the exchange.

   In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of Pioneer Select Mid Cap Growth
Fund and your fund. The condition that each fund receive such an opinion may not be waived by either fund.

   No tax ruling has been or will be received from the Internal Revenue Service
("IRS") in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

   Immediately prior to the Reorganization, your fund will declare and pay a dividend, which, together with all previous dividends, is intended to have the effect of distributing to your fund's shareholders all of your fund's investment company taxable income for taxable years ending on or prior to the
Closing Date (computed without regard to any deductions for dividends paid), all of its net tax-exempt income, and all of its net capital gain realized in taxable years ending on or prior to the Closing Date (after deduction for any available capital loss carryover). Such dividend may result in taxable income to you. The foregoing discussion is very general and does not take into account any considerations that may apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

                        VOTING RIGHTS AND REQUIRED VOTE

   Each share of your fund is entitled to one vote. A quorum is required to conduct business at the meeting. With respect to your fund, 30% of the outstanding shares of your fund entitled to cast votes at the meeting constitutes a quorum; however, since the proposal must be approved by "a majority of the outstanding voting securities," as defined under the 1940 Act, at least 50% of the outstanding shares must have submitted votes to approve the proposal with respect to your fund. For this purpose, a "majority of the outstanding shares of your fund" means the affirmative vote of the lesser of:

    (1)67% or more of the shares of your fund present at the meeting, if the holders of more than 50% of the outstanding shares of your fund entitled to vote are present or represented by proxy, or

    (2)more than 50% of the outstanding shares of your fund.

   The table below shows how shares will be treated for the purposes of quorum and voting requirements.

               Shares                                      Quorum
---------------------------------------------------------------------------------------
In General                             All shares "present" in person or by proxy are
                                       counted toward a quorum.

---------------------------------------------------------------------------------------
Signed Proxy with no Voting            Considered "present" at meeting for purposes
Instruction (other than Broker         of quorum.
Non-Vote)
---------------------------------------------------------------------------------------
Broker Non-Vote (where the underlying  Considered "present" at meeting for purposes
holder had not voted and the broker    of quorum.
does not have discretionary authority
to vote the shares)
---------------------------------------------------------------------------------------
Vote to Abstain                        Considered "present" at meeting for purposes
                                       of quorum.

---------------------------------------------------------------------------------------
               Shares                                      Voting
--------------------------------------------------------------------------------------
In General                             Shares "present" in person will be voted in
                                       person at the meeting. Shares present by
                                       proxy will be voted in accordance with
                                       instructions.
--------------------------------------------------------------------------------------
Signed Proxy with no Voting            Voted "for" the proposal.
Instruction (other than Broker
Non-Vote)
--------------------------------------------------------------------------------------
Broker Non-Vote (where the underlying  Broker non-votes do not count as a vote
holder had not voted and the broker    "for" the proposal and effectively result in a
does not have discretionary authority  vote "against" the proposal.
to vote the shares)
--------------------------------------------------------------------------------------
Vote to Abstain                        Abstentions do not constitute a vote "for"
                                       the proposal and effectively result in a vote
                                       "against" the proposal.
--------------------------------------------------------------------------------------

   If the required approval of shareholders is not obtained, the meeting may be adjourned as more fully described in this Proxy Statement/Prospectus, and your fund will continue to engage in business as a separate mutual fund and the
Board of Trustees will consider what further action may be appropriate.

                ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment Adviser

   Pioneer serves as the investment adviser to each Pioneer Fund. Pioneer oversees each Pioneer Fund's operations and is responsible for the day-to-day management of the Pioneer Fund's portfolio. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.P.A., one

of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of September 30, 2009, assets under management were approximately $251.9 billion worldwide, including over
$57.1 billion in assets under management by Pioneer and its U.S. affiliates.
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.
Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

   The Board of Trustees of the Pioneer Funds is responsible for overseeing the performance of Pioneer Funds' investment adviser and determining whether to approve and renew each Pioneer Fund's investment management agreement.

   Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of each Pioneer Fund's Board of
Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the Pioneer Fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and each
Pioneer Fund intends to rely on such rule to permit Pioneer, subject to the approval of the Pioneer Fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the Pioneer Fund without shareholder approval.

Distributor and Transfer Agent

   PFD is each Pioneer Fund's distributor. Pioneer Investment Management
Shareholder Services, Inc. ("PIMSS") is each Pioneer Fund's transfer agent.
Each Pioneer Fund compensates PFD and the transfer agent for their services.
PFD and the transfer agent are affiliates of Pioneer.

Disclosure of Portfolio Holdings

   Each Pioneer Fund's policies and procedures with respect to the disclosure of its portfolio securities are described in the statement of additional information and on Pioneer's website at www.pioneerinvestments.com.

Buying, Exchanging and Selling Shares of the Pioneer Funds

   Net Asset Value. Each Pioneer Fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. Each Pioneer Fund calculates net asset value for each class of shares every day the New York Stock Exchange open when regular trading closes
(normally 4:00 p.m. Eastern time).

   Each Pioneer Fund generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, each Pioneer Fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of a Pioneer Fund's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services.

   Each Pioneer Fund uses fair value methods for a security, including a
non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the Pioneer Fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a Pioneer Fund, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. International securities markets may be open on days when the
U.S. markets are closed. For this reason, the values of any international securities owned by a Pioneer Fund could change on a day you cannot buy or sell shares of the fund.

   Certain types of securities, including those discussed in this paragraph, are priced using fair value methods rather than market prices. Each Pioneer
Fund's pricing service uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. Each Pioneer Fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. Certain securities may trade in relatively thin markets and/or in markets that experience significant volatility. The prices used by a Pioneer Fund to value its securities may differ from the amounts that would be realized if these securities were sold, and these differences could be significant. To the extent that a Pioneer Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value methods to value their securities and the effects of using the fair value methodology.

   You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. When you sell Class B (if applicable) or Class C shares, or Class A shares under certain circumstances, you may pay a contingent deferred sales charge depending on how long you have owned your shares.

   Distribution Plan. Each Pioneer Fund has adopted a distribution plan for its
Class A, Class B (if applicable) and Class C shares in accordance with Rule
12b-1 under the 1940 Act. Under each plan, a Pioneer Fund pays distribution and service fees to PFD. Because these fees are an ongoing expense of a Pioneer
Fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

   Additional Payments to Financial Intermediaries. There are two principal ways you compensate the financial intermediary through which you buy shares of a Pioneer Fund -- directly, by the payment of sales commissions, if any; and
indirectly, as a result of the fund paying Rule 12b-1 fees. Each Pioneer Fund also may pay intermediaries for administrative services and transaction processing.

   Pioneer and its affiliates may make additional payments to your financial intermediary. These payments by Pioneer may provide your financial intermediary with an incentive to favor the Pioneer Funds over other mutual funds or assist the distributor in its efforts to promote the sale of a Pioneer Fund's shares.
Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

   Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to a Pioneer Fund. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.

   Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.

   Pioneer may benefit from revenue sharing if the intermediary features the
Pioneer Funds in its sales system (such as by placing certain Pioneer Funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the Pioneer Funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer Funds or retain shares of the Pioneer Funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer Funds' assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary's costs.

   The compensation that Pioneer pays to financial intermediaries is discussed in more detail in each Pioneer Fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer Funds, as well as about fees and/or commissions it charges.

   Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the
Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the Pioneer funds.

   Opening Your Account. If your shares are held in your investment firm's name, the options and services available to you may be different from those described herein or in a Pioneer Fund's prospectus. Ask your investment professional or financial intermediary for more information.

   If you invest in a Pioneer Fund through investment professionals or other financial intermediaries, including wrap programs and similar programs, additional conditions may apply to your investment in a Pioneer Fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by a Pioneer Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

   Account Options. Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

   Call or write to the transfer agent for account applications, account options forms and other account information:

   PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
   P.O. Box 55014
   Boston, Massachusetts 02205-5014
   Telephone 1-800-225-6292

   Telephone Transaction Privileges. If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer Funds by telephone.
If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

   When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. Each Pioneer Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a
non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

   Online Transaction Privileges. If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

   To establish online transaction privileges complete an account options form, write to the transfer agent or complete the online authorization screen on
www.pioneerinvestments.com.

   To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. Each Pioneer Fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S.
account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

   Share Price. If you place an order to purchase, exchange, or sell shares with the transfer agent or an authorized agent by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or an authorized agent after the close of regular trading on the New York Stock Exchange, or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the Pioneer Fund. The authorized agent is responsible for transmitting your order to the fund in a timely manner.

   Transaction Limitations. Your transactions are subject to certain limitations, including the limitation on the purchase of a Pioneer Fund's shares within 30 calendar days of a redemption. See "Excessive Trading" below.

   Buying Pioneer Fund Shares. You may buy shares of a Pioneer Fund from any investment firm that has a sales agreement with PFD. Participants in retirement plans generally must contact the plan's administrator to purchase shares.

   You can buy shares of the Pioneer Funds at the offering price. PFD may reject any order until it has confirmed the order in writing and received payment. Each Pioneer Fund reserves the right to stop offering any class of shares.

   You may use securities you own to purchase shares of a Pioneer Fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the Pioneer Fund's objective and policies and their acquisition is in the best interests of the Pioneer Fund. If the Pioneer Fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the Pioneer Fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you use to purchase fund shares for cash in an amount equal to the value of the fund shares that you purchase. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.

   Minimum Investment Amounts. Your initial investment for Class A, Class B (if applicable) and Class C shares must be at least $1,000, and for Class Y shares must be at least $5,000,000. Additional investments must be at least $100 for
Class A shares and $500 for Class B (if applicable) and Class C shares. There is no minimum additional investment amount for Class Y shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The minimum investment amount does not apply for purposes of the Reorganization.

   Maximum Purchase Amounts. Purchases of each Pioneer Fund shares are limited to $49,999 for Class B shares (if applicable) and $499,999 for Class C shares.
These limits are applied on a per transaction basis. Class A shares and Class Y shares are not subject to a maximum purchase amount.

   Exchanging Pioneer Fund Shares. You may exchange your shares in a Pioneer
Fund for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000.

   Each Pioneer Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. An exchange generally is treated as a sale and a new purchase of shares for federal income tax purposes. Shares you acquire as part of an exchange and shares your acquire as a result of this Reorganization will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

   Before you request an exchange, consider each Pioneer Fund's investment objective and policies as described in the relevant Pioneer Fund's prospectus.

   Selling Pioneer Fund Shares. Your shares will be sold at net asset value per share next calculated after a Pioneer Fund or its authorized agent receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Each Pioneer
Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

   You generally will have to pay federal income taxes on a sale or an exchange or any distributions received in cash or additional shares.

Good order means that:

  .  You have provided adequate instructions

  .  There are no outstanding claims against your account

  .  There are no transaction limitations on your account

  .  If you have any Pioneer Fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

  .  Your request includes a signature guarantee if you:

     -- Are selling over $100,000 or exchanging over $500,000 worth of shares

     -- Changed your account registration or address within the last 30 days

     -- Instruct the transfer agent to mail the check to an address different from the one on your account

     -- Want the check paid to someone other than the account owner(s)

     -- Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

                                                        Buying Shares
-----------------------------------------------------------------------------------------
THROUGH YOUR                           Normally, your investment firm will send your
INVESTMENT FIRM                        purchase request to PFD and/or the Pioneer
                                       Funds' transfer agent.

                                       CONSULT YOUR INVESTMENT PROFESSIONAL
                                       FOR MORE INFORMATION.

                                       Your investment firm may receive a
                                       commission from PFD for your purchase of
                                       fund shares, and may receive additional
                                       compensation from Pioneer for your purchase
                                       of fund shares.

-----------------------------------------------------------------------------------------
BY PHONE OR ONLINE                     You can use the telephone or online privilege if
                                       you have an existing non-retirement account.
                                       Certain IRAs can use the telephone purchase
                                       privilege. If your account is eligible, you can
                                       purchase additional fund shares by phone or
                                       online if:

                                       . You established your bank account of record
                                         at least 30 days ago

                                       . Your bank information has not changed for at
                                         least 30 days

                                       . You are not purchasing more than $100,000
                                         worth of shares per account per day

                                       . You can provide the proper account
                                         identification information

                                       When you request a telephone or online
                                       purchase, the transfer agent will electronically
                                       debit the amount of the purchase from your
                                       bank account of record. The transfer agent will
                                       purchase fund shares for the amount of the
                                       debit at the offering price determined after the
                                       transfer agent receives your telephone or online
                                       purchase instruction and good funds. It usually
                                       takes three business days for the transfer agent
                                       to receive notification from your bank that good
                                       funds are available in the amount of your
                                       investment.
                                                      Exchanging Shares
---------------------------------------------------------------------------------------
THROUGH YOUR                           Normally, your investment firm will send
INVESTMENT FIRM                        your exchange request to the Pioneer Funds'
                                       transfer agent.

                                       CONSULT YOUR INVESTMENT
                                       PROFESSIONAL FOR MORE INFORMATION
                                       ABOUT EXCHANGING YOUR SHARES.

---------------------------------------------------------------------------------------
BY PHONE OR ONLINE                     After you establish your eligible fund
                                       account, you can exchange fund shares by
                                       phone or online if:

                                       . You are exchanging into an existing
                                         account or using the exchange to
                                         establish a new account, provided the new
                                         account has a registration identical to the
                                         original account

                                       . The fund into which you are exchanging
                                         offers the same class of shares

                                       . You are not exchanging more than
                                         $500,000 worth of shares per account per
                                         day

                                       . You can provide the proper account
                                         identification information

                                                        Buying Shares
----------------------------------------------------------------------------------------
IN WRITING, BY MAIL OR BY FAX          You can purchase fund shares for an existing
                                       fund account by mailing a check to the transfer
                                       agent. Make your check payable to the fund.
                                       Neither initial nor subsequent investments
                                       should be made by third party check, travelers
                                       check, or credit card check. Your check must be
                                       in U.S. dollars and drawn on a U.S. bank.
                                       Include in your purchase request the fund's
                                       name, the account number and the name or
                                       names in the account registration.

                                                   Exchanging Shares
----------------------------------------------------------------------------------
IN WRITING, BY MAIL OR BY FAX          You can exchange fund shares by mailing
                                       or faxing a letter of instruction to the
                                       transfer agent. You can exchange Pioneer
                                       Fund shares directly through a Pioneer
                                       Fund only if your account is registered in
                                       your name. However, you may not fax an
                                       exchange request for more than $500,000.
                                       Include in your letter:

                                       . The name, social security number and
                                         signature of all registered owners

                                       . A signature guarantee for each
                                         registered owner if the amount of the
                                         exchange is more than $500,000

                                       . The name of the fund out of which you
                                         are exchanging and the name of the
                                         fund into which you are exchanging

                                       . The class of shares you are exchanging

                                       . The dollar amount or number of shares
                                         your are exchanging

            Selling Shares                     How to Contact Pioneer
 -----------------------------------------------------------------------------
 Normally, your investment firm will    BY PHONE
 send your request to sell shares to    For information or to request a
 the Pioneer Funds' transfer agent.     telephone transaction between 8:00
                                        a.m. and 7:00 p.m. (Eastern time) by
 CONSULT YOUR INVESTMENT PROFESSIONAL   speaking with a shareholder services
 FOR MORE INFORMATION.                  representative call 1-800-225-6292

 Each Pioneer Fund has authorized PFD   To request a transaction using
 to act as its agent in the repurchase  FactFone/SM/ call 1-800-225-4321 of fund shares from qualified
 investment firms. Each Pioneer Fund
 reserves the right to terminate this
 procedure at any time.
 -----------------------------------------------------------------------------
 IF YOU HAVE AN ELIGIBLE                BY MAIL
 NON-RETIREMENT ACCOUNT, YOU MAY SELL   Send your written instructions to:
 UP TO $100,000 PER ACCOUNT PER DAY BY  PIONEER INVESTMENT MANAGEMENT
 PHONE OR ONLINE. You may sell fund     SHAREHOLDER SERVICES, INC. P.O. Box
 shares held in a retirement plan       55014 Boston, Massachusetts 02205-5014
 account by phone only if your account
 is an eligible IRA (tax penalties may  PIONEER WEBSITE
 apply). You may not sell your shares   www.pioneerinvestments.com
 by phone or online if you have
 changed your address (for checks) or   BY FAX
 your bank information (for wires and   Fax your exchange and sale requests
 transfers) in the last 30 days.        to: 1-800-225-4240

 You may receive your sale proceeds:

 .  By check, provided the check is
    made payable exactly as your
    account is registered

 .  By bank wire or by electronic
    funds transfer, provided the sale
    proceeds are being sent to your
    bank address of record
 -----------------------------------------------------------------------------

            Selling Shares                     How to Contact Pioneer
 -----------------------------------------------------------------------------
 You can sell some or all of your fund
 shares by WRITING DIRECTLY TO A
 PIONEER FUND only if your account is
 registered in your name. Include in
 your request your name, your social
 security number, the fund's name,
 your fund account number, the class
 of shares to be sold, the dollar
 amount or number of shares to be
 sold, and any other applicable
 requirements as described below. The
 transfer agent will send the sale
 proceeds to your address of record
 unless you provide other
 instructions. Your request must be
 signed by all registered owners and
 be in good order.

 The transfer agent will not process
 your request until it is received in
 good order.

 You may sell up to $100,000 per
 account per day by fax.

Pioneer Fund Shareholder Account Policies

   Signature Guarantees and Other Requirements. You are required to obtain a signature guarantee when you are:

  .  Requesting certain types of exchanges or sales of Pioneer Fund shares

  .  Redeeming shares for which you hold a share certificate

  .  Requesting certain types of changes for your existing account

   You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized understate law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

   The Pioneer Funds generally will accept only medallion signature guarantees.
A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The Pioneer Funds may accept other forms of guarantee from financial intermediaries in limited circumstances.

   Fiduciaries and corporations are required to submit additional documents to sell Pioneer Fund shares.

   Distribution Options. Each Pioneer Fund offers three distribution options.
Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

    (1)Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

    (2)You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

    (3)You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) and (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

   If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution on your account to option (1) until you request a different option in writing.
If the amount of a distribution check would be less than $10, a Pioneer Fund may reinvest the amount in additional shares of the fund instead of sending a check. Additional shares will be purchased at the then-current net asset value.

   Directed Dividends. You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

   Excessive Trading. Frequent trading into and out of a Pioneer Fund can disrupt portfolio management strategies, harm a Pioneer Fund's performance by forcing a Pioneer Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of a Pioneer Fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. Each Pioneer Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a Pioneer Fund's shares to be excessive for a variety of reasons, such as if:

  .  You sell shares within a short period of time after the shares were purchased;

  .  You make two or more purchases and redemptions within a short period of time;

  .  You enter into a series of transactions that is indicative of a timing pattern or strategy; or

  .  We reasonably believe that you have engaged in such practices in connection with other mutual funds.

   Each Pioneer Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of a Pioneer Fund's shares by a Pioneer Fund's investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to a Pioneer Fund, we will ask the investor, broker or other intermediary to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of a Pioneer Fund's shareholders.

   While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in a Pioneer Fund may be adversely affected. Frequently, a Pioneer Fund's shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the broker or other intermediary in taking steps to limit this type of activity.

   Each Pioneer Fund may reject a purchase or exchange order before its acceptance or the issuance of shares. Each Pioneer Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that a Pioneer Fund believes are requested on behalf of market timers. Each Pioneer Fund reserves the right to reject any purchase or exchange request by any investor or financial institution if a Pioneer Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to such Pioneer Fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in a Pioneer Fund. Each Pioneer Fund and its shareholders do not incur any gain or loss as a result of a rejected order.
Each Pioneer Fund may impose further restrictions on trading activities by market timers in the future.

   To limit the negative effects of excessive trading on a Pioneer Fund, each
Pioneer Fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from a Pioneer Fund, that investor shall be prevented (or
"blocked") from purchasing shares of that Pioneer Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under Section 401(a), 403(b) or 457 of the Internal Revenue
Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t)
election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap"
programs, transactions by insurance company separate accounts, or transactions by other Pioneer funds that invest in that Pioneer Fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to the
Pioneer money market funds.

   We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the Pioneer Funds' policy described above or their own policies or restrictions designed to limit excessive trading of Pioneer fund shares. However, we do not impose this policy at the omnibus account level.

   Purchases pursuant to the reinstatement privilege (for Class A shares, and
Class B shares if applicable) are subject to this policy.

   Minimum Account Size. Each Pioneer Fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, each Pioneer
Fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

   Telephone and Website Access. You may have difficulty contacting a Pioneer
Fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York
Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access www.pioneerinvestments.com or reach a
Pioneer Fund by telephone, you should communicate with the Pioneer Fund in writing.

   Share Certificates. The Pioneer Funds do not offer share certificates.
Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.

   Other Policies. Each Pioneer Fund and PFD reserve the right to:

  .  reject any purchase or exchange order for any reason, without prior notice

  .  charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. Each Pioneer Fund will provide 60 days' notice of material amendments to or termination of the exchange privilege

  .  revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the SEC

     Each Pioneer Fund reserves the right to:

  .  suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, or when the SEC determines an emergency or other circumstances exist that make it impracticable for a Pioneer Fund to sell or value its portfolio securities

  .  redeem in kind by delivering to you portfolio securities owned by a
     Pioneer Fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

  .  charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming shares to the extent necessary to cover the fee.

   Dividends and Capital Gains. Each Pioneer Fund generally pays any distributions of net short- and long-term capital gains in November, and generally pays dividends from any net investment income in December. Each
Pioneer Fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in a Pioneer Fund shortly before a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.

   Taxes. You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from a
Pioneer Fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from a
Pioneer Fund's net capital gains (if any) are considered long-term capital gains and may be taxable to you at reduced rates. Distributions from a Pioneer
Fund's net short-term capital gains are taxable as ordinary income.

   Other dividends are taxable either as ordinary income or, for taxable years beginning on or before December 31, 2010, if so designated by a Pioneer Fund and certain other conditions, including holding period requirements, are met by the Pioneer Fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

   "Qualified dividend income" generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain
U.S. income tax treaties. In addition, dividends that a Pioneer Fund receives in respect of stock of certain foreign corporations may be "qualified dividend income" if that stock is readily tradable on an established U.S. securities market.

   A portion of dividends received from a Pioneer Fund (but none of the fund's capital gain distributions) may qualify for the dividends-received deduction for corporations.

   Each Pioneer Fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.

   If a Pioneer Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, but pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.

   When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange.

   You must provide your social security number or other taxpayer identification number to the Pioneer Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the Pioneer Fund will withhold 28% "backup withholding" tax from your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding.

   You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in a Pioneer Fund. You may also consult the Pioneer Fund's statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect the Pioneer Fund and its shareowners.

                      PIONEER SELECT MID CAP GROWTH FUND

                             FINANCIAL HIGHLIGHTS

   The following tables show the financial performance of Class A and Class C shares of Pioneer Select Mid Cap Growth Fund for the past five fiscal years, and of Class Y shares since inception, and of each class for the semi-annual period ended May 31, 2009. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that you would have earned or lost on an investment in Class A, Class C and Class Y shares of
Pioneer Select Mid Cap Growth Fund (assuming reinvestment of all dividends and distributions).

   Pioneer Select Mid Cap Growth Fund acquired the assets and stated
liabilities of Regions Morgan Keegan Select Mid Cap Growth Fund, the
predecessor fund of Pioneer Select Mid Cap Growth Fund, on May 15, 2009. As a
result of the reorganization, Pioneer Select Mid Cap Growth Fund is the accounting successor of the predecessor fund. For periods prior to May 15,
2009, the information shown below is the financial performance of the predecessor fund.

   The information below, except for the financial highlights for the six months ended May 31, 2009, has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, for the fiscal years ended
November 30, 2004, 2005, 2006, 2007 and 2008. The independent registered public accounting firm's report is included in the annual report of the predecessor fund along with the predecessor fund's financial statements. The annual report is available upon request.

                                                    Six Months
                                                       Ended        Year       Year       Year       Year       Year
                                                      5/31/09      Ended      Ended      Ended      Ended      Ended
                                                    (unaudited)   11/30/08   11/30/07   11/30/06   11/30/05   11/30/04
Class A                                             -----------   --------  --------   --------   --------   --------
Net asset value, beginning of period                  $  9.59     $ 18.63   $  18.82   $  18.06   $  16.57   $  15.49
                                                      -------     -------   --------   --------   --------   --------
Increase (decrease) from investment operations:
 Net investment loss                                  $ (0.02)    $ (0.05)  $  (0.06)  $  (0.06)  $  (0.07)  $  (0.11)
 Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions                                          2.57       (6.84)      2.27       1.82       2.93       1.19
                                                      -------     -------   --------   --------   --------   --------
   Net increase (decrease) from investment
     operations                                       $  2.55     $ (6.89)  $   2.21   $   1.76   $   2.86   $   1.08
Distributions to shareowners:
 Net realized gain                                      (0.06)      (2.15)     (2.40)     (1.00)     (1.37)        --
                                                      -------     -------   --------   --------   --------   --------
Net increase (decrease) in net asset value            $  2.49     $ (9.04)  $  (0.19)  $   0.76   $   1.49   $   1.08
                                                      -------     -------   --------   --------   --------   --------
Net asset value, end of period                        $ 12.08     $  9.59   $  18.63   $  18.82   $  18.06   $  16.57
                                                      -------     -------   --------   --------   --------   --------
Total return*                                           26.77%     (41.79)%    13.72%     10.27%     18.91%      6.97%
Ratio of net expenses to average net assets              1.36%**     1.25%      1.23%      1.25%      1.26%      1.29%
Ratio of net investment loss to average net assets      (0.21)%**   (0.25)%    (0.34)%    (0.32)%    (0.40)%    (0.69)%
Portfolio turnover rate                                    41%**       38%        52%        67%        73%        56%
Net assets, end of period (in thousands)              $71,851     $97,154   $308,921   $352,742   $318,644   $294,325
                                                      -------     -------   --------   --------   --------   --------
*  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.

                                                         Six Months
                                                            Ended       Year      Year      Year      Year      Year
                                                           5/31/09     Ended     Ended     Ended     Ended     Ended
                                                         (unaudited)  11/30/08  11/30/07  11/30/06  11/30/05  11/30/04
Class C                                                  -----------  --------  --------  --------  --------  --------
Net asset value, beginning of period                       $ 9.09     $ 17.93   $ 18.24    $17.61    $16.24    $15.29
                                                           ------     -------   -------    ------    ------    ------
Increase (decrease) from investment operations:
 Net investment loss                                       $(0.08)    $ (0.17)  $ (0.18)   $(0.06)   $(0.07)   $(0.11)
 Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                         2.46       (6.52)     2.27      1.69      2.81      1.06
                                                           ------     -------   -------    ------    ------    ------
   Net increase (decrease) from investment operations      $ 2.38     $ (6.69)  $  2.09    $ 1.63    $ 2.74    $ 0.95
Distributions to shareowners:
 Net realized gain                                          (0.06)      (2.15)    (2.40)    (1.00)    (1.37)       --
                                                           ------     -------   -------    ------    ------    ------
Net increase (decrease) in net asset value                 $ 2.32     $ (8.84)  $ (0.31)   $ 0.63    $ 1.37    $ 0.95
                                                           ------     -------   -------    ------    ------    ------
Net asset value, end of period                             $11.41     $  9.09   $ 17.93    $18.24    $17.61    $16.24
                                                           ------     -------   -------    ------    ------    ------
Total return*                                               26.38%     (42.37)%   13.48%     9.76%    18.54%     6.21%
Ratio of net expenses to average net assets                  2.59%**     2.00%     1.98%     2.00%     2.01%     1.99%
Ratio of net investment loss to average net assets          (1.44)%**   (1.00)%   (1.09)%   (1.07)%   (1.15)%   (1.39)%
Portfolio turnover rate                                        41%**       38%       52%       67%       73%       56%
Net assets, end of period (in thousands)                   $4,744     $ 4,457   $10,345    $9,168    $5,984    $5,353
                                                           ------     -------   -------    ------    ------    ------
*  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.

                                                    Six Months
                                                       Ended          Year      Year      Year      Year
                                                      5/31/09        Ended     Ended     Ended     Ended    6/23/04 (a) to
                                                    (unaudited)     11/30/08  11/30/07  11/30/06  11/30/05     11/30/04
Class Y                                             -----------    --------   --------  --------  --------  --------------
Net asset value, beginning of period                  $  9.70      $  18.77   $ 18.92    $18.11    $16.59       $16.16
                                                      -------      --------   -------    ------    ------       ------
Increase (decrease) from investment operations:
 Net investment loss                                  $  0.00/(b)/ $     --   $ (0.02)   $(0.06)   $(0.07)      $(0.11)
 Net realized and unrealized gain (loss) on
   investments and foreign currency transactions         2.59         (6.92)     2.27      1.87      2.96         0.54
                                                      -------      --------   -------    ------    ------       ------
   Net increase (decrease) from investment
     operations                                       $  2.59      $  (6.92)  $  2.25    $ 1.81    $ 2.89       $ 0.43
Distributions to shareowners:
 Net realized gain                                      (0.06)        (2.15)    (2.40)    (1.00)    (1.37)          --
                                                      -------      --------   -------    ------    ------       ------
Net increase (decrease) in net asset value            $  2.53      $  (9.07)  $ (0.15)   $ 0.81    $ 1.52       $ 0.43
                                                      -------      --------   -------    ------    ------       ------
Net asset value, end of period                        $ 12.23      $   9.70   $ 18.77    $18.92    $18.11       $16.59
                                                      -------      --------   -------    ------    ------       ------
Total return*                                           26.89%       (41.62)%   13.87%    10.52%    19.09%        2.66%
Ratio of net expenses to average net assets              1.09%**       1.00%     0.98%     1.00%     1.01%        1.00%
Ratio of net investment loss to average net assets       0.05%**         --%    (0.09)%   (0.07)%   (0.15)%      (0.40)%
Portfolio turnover rate                                    41%**         38%       52%       67%       73%          56%
Net assets, end of period (in thousands)              $77,055      $115,533   $66,510    $3,634    $1,315       $1,032
                                                      -------      --------   -------    ------    ------       ------
*  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
(a)Class Y shares were first publicly offered on June 23, 2004.
(b)Amount rounds to less than one cent per share.

                      INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

   In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, officers and employees of your fund; by personnel of Pioneer or PIMSS, or by broker-dealer firms. Pioneer and its affiliates, together with a third party solicitation firm, have agreed to provide proxy solicitation services to your fund at a cost of approximately $10,000. Each Pioneer Fund will bear 25% of the expenses incurred in connection with the Reorganization, including the solicitation costs incurred in connection with the Reorganization. Pioneer will bear the remaining 50% of the expenses incurred in connection with the Reorganization.

Revoking Proxies

   Each shareholder of your fund signing and returning a proxy has the power to revoke it at any time before it is exercised:

  .  By filing a written notice of revocation with your fund's transfer agent,
     Pioneer Investment Management Shareholder Services, Inc., 60 State Street,
     Boston, Massachusetts 02109,

  .  By returning a duly executed proxy with a later date before the time of the meeting, or

  .  If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

   Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares

   Only shareholders of record on November 13, 2009 (the "record date") are entitled to notice of and to vote at the meeting. As of the record date, the following shares of your fund requesting a vote of its shareholders were outstanding:

   Pioneer Mid Cap Growth Fund  Shares Outstanding (as of November 13, 2009)
   ---------------------------  --------------------------------------------
            Class A............                [            ]
            Class B............                [            ]
            Class C............                [            ]
            Class Y............                [            ]

Other Business

   Your fund's Board of Trustees knows of no business to be presented for consideration at the meeting other than Proposal 1. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments and Postponements

   If, by the time scheduled for the meeting, a quorum of shareholders of your fund is not present or if a quorum is present but sufficient votes "for" the proposal have not been received, the persons named as proxies may propose an adjournment of the meeting to another date and time, and the meeting may be held as adjourned without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes may, at the discretion of the proxies named therein, be voted in favor of adjournment. If the meeting is postponed, your fund will give notice of the postponed meeting to its shareholders.

Telephone and Internet Voting

   In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would

not be counted at the shareholder meeting. The Pioneer Funds are unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number PIMSS has in its records for their accounts and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and Internet voting, shareholders would be required to provide their identifying information and will receive a confirmation of their instructions.

Shareholders' Proposals

   Your fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by your fund at 60 State Street, Boston, Massachusetts 02109 within a reasonable time before the meeting.

                   OWNERSHIP OF SHARES OF THE PIONEER FUNDS

   As of November 13, 2009, the Trustees and officers of each Pioneer Fund owned in the aggregate less than 1% of the outstanding shares of a Pioneer
Fund. The following is a list of the holders of 5% or more of the outstanding shares of any class of a Pioneer Fund as of November 13, 2009.

                                                   Number of
             Record Holder             Share Class  Shares   Percent of Class
   --------------------------------------------------------------------------
   Pioneer Mid Cap Growth Fund
   --------------------------------------------------------------------------
                                         Class A
   --------------------------------------------------------------------------
                                         Class B
   --------------------------------------------------------------------------
                                         Class C
   --------------------------------------------------------------------------
                                         Class Y
   --------------------------------------------------------------------------
   Pioneer Select Mid Cap Growth Fund
   --------------------------------------------------------------------------
                                         Class A
   --------------------------------------------------------------------------
                                         Class C
   --------------------------------------------------------------------------
                                         Class Y

                                    EXPERTS

   The financial highlights and financial statements of each Pioneer Fund for the past five fiscal years and any semi-annual period, as applicable, are incorporated by reference into this Proxy Statement/Prospectus. The financial highlights and financial statements of Pioneer Mid Cap Growth Fund and Regions
Morgan Keegan Select Mid Cap Growth Fund, the predecessor fund of Pioneer
Select Mid Cap Growth Fund, for each fund's most recent fiscal year end have been audited, respectively, by Ernst & Young LLP, independent registered public accounting firm, and PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

                             AVAILABLE INFORMATION

   You can obtain more free information about each Pioneer Fund from your investment firm or by writing to Pioneer Investment Management Shareholder
Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call
1-800-225-6292.

   Each Pioneer Fund's statement of additional information and shareholder reports are available free of charge on the Pioneer Funds' website at
www.pioneerinvestments.com. You also may find other information and updates about Pioneer and each Pioneer Fund, including Pioneer Fund performance information, on the Pioneer Funds' website.

   Shareholder reports. Annual and semiannual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Pioneer
Fund's investments. The annual report discusses market conditions and investment strategies that significantly affected each Pioneer Fund's performance during its last fiscal year.

   Visit our website www.pioneerinvestments.com

   Each Pioneer Fund is subject to the informational requirements of the
Securities Exchange Act of 1934, as amended and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Pioneer Funds and their predecessors can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, D.C. Copies
of these materials can also be obtained by mail from the Public Reference
Branch, Office of Consumer Affairs and Information Services, Securities and
Exchange Commission, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's
Internet site at http://www.sec.gov.

            EXHIBIT A--FORM OF AGREEMENT AND PLAN OF REORGANIZATION

   This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the [  ] day of [  ], by and between Pioneer Series Trust I, a Delaware statutory trust (the "Acquiring Trust"), on behalf of its series, Pioneer
Select Mid Cap Growth Fund (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and Pioneer Mid Cap
Growth Fund, a Delaware statutory trust (the "Acquired Trust"), on behalf of its series, Pioneer Mid Cap Growth Fund (the "Acquired Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109.
The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

   This Agreement is intended to constitute a plan of a "reorganization" as defined in Section 368(a) of the United States Internal Revenue Code of 1986,
as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for
(A) the issuance of Class A, Class C and Class Y shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an
"Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the
Acquiring Fund of all of the liabilities of the Acquired Fund on the closing date of the Reorganization (the "Closing Date"), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Treasury Regulations Sections
1.368-2(g) and 1.368-3(a).

   WHEREAS, the Acquiring Trust and the Acquired Trust are each registered investment companies classified as management companies of the open-end type.

   WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

   WHEREAS, the Board of Trustees of each of the Acquiring Trust and the
Acquired Trust have determined that the Reorganization is in the best interests of the Acquiring Fund shareholders and the Acquired Fund shareholders, respectively, and is not dilutive of the interests of those shareholders.

   NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND
   SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND
   TERMINATION OF THE ACQUIRED FUND.

   1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired
Assets") to the Acquiring Fund free and clear of all liens and encumbrances
(other than those arising under the Securities Act of 1933, as amended (the
"Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund
Shares, including fractional Acquiring Fund Shares, of each class with an aggregate net asset value ("NAV") equal to the NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund's shares (as described below), as determined in the manner set forth in Paragraphs 2.1 and
2.2; and (ii) to assume all of the liabilities and obligations of the Acquired
Fund, whether accrued or contingent, known or unknown, existing at the Closing
Date (collectively, the "Assumed Liabilities"). Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below). For purposes of this
Agreement, the Class A shares of the Acquired Fund correspond to the Class A shares of the Acquiring Fund, the Class B shares of the Acquired Fund correspond to the Class A shares of the Acquiring Fund, the Class C shares of the Acquired Fund correspond to the Class C shares of the Acquiring Fund and the Class Y shares of the Acquired Fund correspond to the Class Y shares of the
Acquiring Fund, and the term "Acquiring Fund Shares" should be read to include each such class of shares of the Acquiring Fund.

   1.2  (a)  The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Fund or the Acquired Trust in respect of the Acquired Fund, all other intangible property owned by the
Acquired Fund, originals or copies of all books and records of the Acquired
Fund, and all other assets of the Acquired Fund on the Closing Date. The
Acquiring Fund shall also be entitled to receive copies of all records that the
Acquired Fund is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and
Exchange Commission (the "Commission") promulgated thereunder to the extent such records pertain to the Acquired Fund.

      (b)  The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the
   Acquired Fund with a copy of the current

                                      A-1

   fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Acquiring Fund.

   1.3  The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

   1.4  On or as soon after the Closing Date as is conveniently practicable
(the "Liquidation Date"), the Acquired Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date
(the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the
Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of full and fractional Acquiring Fund Shares of the class corresponding to the class of shares of beneficial interest in the
Acquired Fund (the "Acquired Fund Shares") held by such Acquired Fund
Shareholder that have an aggregate NAV equal to the aggregate NAV of the
Acquired Fund Shares held of record by such Acquired Fund Shareholder on the
Closing Date. Such liquidation and distribution will be accomplished by the
Acquired Trust instructing the Acquiring Trust to transfer the Acquiring Fund
Shares then credited to the account of the Acquired Fund on the books of the
Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The
Acquired Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the
Acquired Fund and the Acquired Trust will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

   1.5  Ownership of Acquiring Fund Shares will be shown on the books of the
Acquiring Fund's transfer agent. Any certificates representing ownership of
Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund
Shares.

   1.6  Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

   1.7  Any reporting responsibility of the Acquired Trust with respect to the
Acquired Fund for periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

   2.1  The NAV per share of each class of the Acquiring Fund Shares and the
NAV per share of each class of the Acquired Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange
(generally, 4:00 p.m., Eastern time) on the Closing Date (the "Valuation
Time"). Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser")
shall compute the NAV per Acquiring Fund Share in the manner set forth in the
Acquiring Trust's Agreement and Declaration of Trust (the "Declaration"), or
By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The Acquiring Fund Adviser shall compute the NAV per share of the Acquired Fund in the manner set forth in the Acquired Trust's
Agreement and Declaration of Trust, or By-Laws, and the Acquired Fund's
then-current prospectus and statement of additional information. The Acquiring
Fund Adviser shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

   2.2  The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired
Assets and the assumption of the Assumed Liabilities shall be determined by the
Acquiring Fund Adviser by dividing the NAV of the Acquired Fund attributable to each class of the Acquired Fund's shares, as determined in accordance with
Paragraph 2.1, by the NAV of an Acquiring Fund Share of the corresponding class, as determined in accordance with Paragraph 2.1.

   2.3  The Acquiring Fund and the Acquired Fund shall cause the Acquiring Fund
Adviser to deliver a copy of its valuation report to the other party at Closing
(as defined in Paragraph 3.1). All computations of value shall be made by the
Acquiring Fund Adviser in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund.

                                      A-2

3. CLOSING AND CLOSING DATE

   3.1  The Closing Date shall be [  ], or such other date as the parties may agree. All acts necessary to consummate the Reorganization (the "Closing")
shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise agreed by the parties. The Closing shall be held at the offices of Bingham McCutchen LLP, One Federal Street, Boston,
Massachusetts, or at such other place as the parties may agree.

   3.2  Portfolio securities that are held other than in book-entry form in the name of Brown Brothers Harriman & Co. (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown
Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three (3) business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund
Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired
Fund shall be delivered by the Acquired Fund Custodian through the Depository
Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund
Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the
Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the
Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

   3.3  The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the
Acquired Assets have been delivered in proper form to the Acquiring Fund on the
Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

   3.4  If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund pursuant to Paragraph 2.1 is impracticable (in the judgment of the Acquiring Trust Board with respect to the Acquiring Fund and the Acquired Trust Board with respect to the Acquired Fund), the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

   3.5  The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund
Shareholders and the number and percentage ownership of outstanding Acquired
Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or Vice President or a Secretary or Assistant
Secretary of the Acquired Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the
Acquired Fund Custodian, or (c) derived from the Acquired Trust's records by such officers or one of the Acquired Trust's service providers. The Acquiring
Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the
Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES

   4.1  Except as set forth on Schedule 4.1 of this Agreement, the Acquired
Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund as follows:

      (a)  The Acquired Fund is the sole series of the Acquired Trust. The
   Acquired Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Agreement. The Acquired
   Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

      (b)  The Acquired Trust is a registered investment company classified as a management company of the open-end type, and its registration with the
   Commission as an investment company under the Investment Company Act is in full force and effect;

                                      A-3

      (c)  The Acquired Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this
   Agreement on behalf of the Acquired Fund will not result in a material violation of, any provision of the Acquired Trust's Declaration or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Acquired Trust, on behalf of the Acquired Fund, is a party or by which the Acquired Fund or any of its assets are bound;

      (d)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired
   Fund's business. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

      (e)  All material contracts or other commitments of the Acquired Fund
   (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) will terminate at or prior to the
   Closing Date and no such termination will result in liability to the
   Acquired Fund (or the Acquiring Fund);

      (f)  The statement of assets and liabilities of the Acquired Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended [  ], have been audited by [  ], independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired
   Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the
   Acquired Fund as of the date thereof are disclosed therein. The Statement of
   Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the
   Acquired Fund has been disclosed or is required to be disclosed in the
   Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Trust to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists with respect to the
   Acquired Fund that will be required to be disclosed in the Acquiring Fund's
   Form N-CSR after the Closing Date;

      (g)  Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund's prospectus or statement of additional information as in effect on the date of this Agreement, or its semi-annual
   report for the six-month period ended [          ], there has not been any
   material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired
   Fund's portfolio, a decline in net assets of the Acquired Fund as a result of redemptions or the discharge of Acquired Fund liabilities shall not constitute a material adverse change;

      (h)  For each taxable year of its existence, including the taxable year ending on the Closing Date, the Acquired Trust has had in effect an election to be treated as a "regulated investment company" under Subchapter M of the
   Code, has satisfied or will satisfy all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and has been or will be eligible to compute its federal income tax under Section 852 of the
   Code;

      (i)  All issued and outstanding Acquired Fund Shares are, and at the
   Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding
   Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

      (j)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the
   Securities Act;

                                      A-4

      (k)  The Acquired Trust has the trust power and authority, on behalf of the Acquired Fund, to enter into and perform its obligations under this
   Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired
   Trust's Board of Trustees, and, subject to the approval of the Acquired
   Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Trust, on behalf of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (l)  The information to be furnished by the Acquired Trust, on behalf of the Acquired Fund, to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

      (m)  The information included in the proxy statement (the "Proxy
   Statement") forming part of the Acquiring Fund's Registration Statement on
   Form N-14 filed in connection with this Agreement (the "Registration
   Statement") that has been furnished in writing by the Acquired Fund to the
   Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

      (n)  Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Trust or the Acquired Fund of the transactions contemplated by this Agreement;

      (o)  All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

      (p)  The current prospectus and statement of additional information of the Acquired Fund and any amendments or supplements thereto did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

      (q)  The Acquired Fund currently complies in all material respects with the requirements of, and the rules and regulations under, the Investment
   Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired
   Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Trust with respect to the Acquired
   Fund. All advertising and sales material currently used by the Acquired Fund complies in all material respects with the applicable requirements of the
   Securities Act, the Investment Company Act, the rules and regulations of the
   Commission promulgated thereunder, and, to the extent applicable, the
   Conduct Rules of the Financial Industry Regulatory Authority ("FINRA") and
   any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities used by the Acquired Fund during the three (3) years prior to the date of this
   Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment
   Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

      (r)  Neither the Acquired Fund nor, to the knowledge of the Acquired
   Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment
   Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of
   1940, as amended (the "Investment Advisers Act"), or

                                      A-5

   Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the
   Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the
   Investment Company Act; and

      (s)  The tax representation certificate to be delivered by the Acquired
   Trust to Bingham McCutchen LLP at the Closing pursuant to Paragraph 7.4 (the
   "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

   4.2  Except as set forth on Schedule 4.2 of this Agreement, the Acquiring
Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Fund, as follows:

      (a)  The Acquiring Fund is a series of the Acquiring Trust. The Acquiring
   Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware. The Acquiring Trust has the power to own all of its properties and assets and to perform its obligations under this
   Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

      (b)  The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the
   Commission as an investment company under the Investment Company Act is in full force and effect;

      (c)  The current prospectus and statement of additional information of the Acquiring Fund and any amendment or supplement thereto, conform or conformed at the time of their distribution to the public in all material respects to the applicable requirements of the Securities Act and the
   Investment Company Act and the rules and regulations of the Commission promulgated thereunder and do not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (d)  The Acquiring Trust's registration statement on Form N-1A with respect to the Acquiring Fund that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring
   Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act
   and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

      (e)  The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the
   Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement
   (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m)
   hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

      (f)  The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this
   Agreement on behalf of the Acquiring Fund will not result in a material violation of, any provisions of the Declaration or By-Laws of the Acquiring
   Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring
   Trust, on behalf of the Acquiring Fund, is a party or by which the Acquiring
   Fund or any of its assets is bound;

      (g)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of the Acquiring
   Fund's properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring
   Fund's business. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

      (h)  The statement of assets and liabilities of the Acquiring Fund, and the related statements of operations and changes in net assets, as of and
   for the fiscal year ended [    ] have been audited by [          ],
   independent registered public accounting firm, and are in accordance with
   GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the

                                      A-6

   Acquiring Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

      (i)  Since the most recent fiscal year end, except as specifically disclosed in the Acquiring Fund's prospectus or its statement of additional information as in effect on the date of this Agreement, [or its semi-annual
   report for the six-month period ended [          ]], there has not been any
   material adverse change in the Acquiring Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (i) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring
   Fund's portfolio, a decline in net assets of the Acquiring Fund as a result of redemptions or the discharge of Acquiring Fund liabilities shall not constitute a material adverse change;

      (j)  The Acquiring Fund is a separate series of the Acquiring Trust treated as a separate corporation from each other series of the Acquiring
   Trust under Section 851(g) of the Code. For each taxable year of its existence, the Acquiring Fund has had in effect an election to be treated as a "regulated investment company" under Subchapter M of the Code, has satisfied all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and has been eligible to compute its federal income tax under Section 852 of the Code. The Acquiring Fund expects to satisfy such requirements and be so eligible for its taxable year that includes the Closing Date.

      (k)  The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share.
   As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share.
   The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring
   Fund Shares, nor is there outstanding any security convertible into any
   Acquiring Fund Shares;

      (l)  All issued and outstanding Acquiring Fund Shares are, and on the
   Closing Date will be, legally issued, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

      (m)  The Acquiring Trust has the trust power and authority, on behalf of the Acquiring Fund, to enter into and perform its obligations under this
   Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring
   Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Trust, on behalf of the Acquired Fund, this
   Agreement will constitute a valid and binding obligation of the Acquiring
   Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (n)  The information to be furnished in writing by the Acquiring Trust, on behalf of the Acquiring Fund, for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

      (o)  No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this
   Agreement or the consummation of the transactions contemplated by this
   Agreement by the Acquiring Trust or the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the
   Investment Company Act;

      (p)  The Acquiring Fund currently complies in all material respects with, the requirements of, and the rules and regulations under, the Investment
   Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring
   Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Trust with respect to the Acquiring
   Fund. All advertising and sales material currently used by the Acquiring
   Fund complies in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of FINRA and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities

                                      A-7

   used by the Acquiring Fund during the three (3) years prior to the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the
   Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

      (q)  Neither the Acquiring Fund nor, to the knowledge of the Acquiring
   Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment
   Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or
   Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the
   Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the
   Investment Company Act; and

      (r)  The tax representation certificate to be delivered by the Acquiring
   Trust, on behalf of the Acquiring Fund, to Bingham McCutchen LLP at the
   Closing pursuant to Paragraph 6.3 (the "Acquiring Fund Tax Representation
   Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5. COVENANTS OF THE FUNDS

   The Acquired Fund and the Acquiring Fund, respectively, hereby further covenant as follows:

   5.1  The Acquired Trust will call a special meeting of the Acquired Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

   5.2  The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the
Registration Statement. The Acquired Fund will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration
Statement in compliance with the Securities Act, the Exchange Act, and the
Investment Company Act.

   5.3  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this
Agreement.

   5.4  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

   5.5  Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

   5.6  The Acquired Fund shall furnish to the Acquiring Fund on the Closing
Date a statement of assets and liabilities of the Acquired Fund ("Statement of
Assets and Liabilities") as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Acquired Fund as of the Valuation
Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Acquired Trust's Treasurer or Assistant Treasurer.
As promptly as practicable, but in any case within 30 days after the Closing
Date, the Acquired Trust shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Trust for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the
Acquiring Fund under the Code, and which statement will be certified by the
Treasurer of the Acquired Trust.

   5.7  Neither Fund shall take any action that is inconsistent with the representations set forth herein or, with respect to the Acquired Fund or
Acquired Trust, in the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, in the Acquiring Fund Tax Representation
Certificate. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a) of the Code and shall not take any position inconsistent with such treatment.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

   The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the
Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

                                      A-8

   6.1  All representations and warranties by the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

   6.2  The Acquiring Trust shall have delivered to the Acquired Trust on the
Closing Date a certificate of the Acquiring Trust, on behalf of the Acquiring
Fund, executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired
Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement on behalf of the
Acquiring Fund are true and correct in all material respects at and as of the
Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 has been met, and as to such other matters as the Acquired Trust shall reasonably request;

   6.3  The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to Bingham McCutchen LLP an Acquiring Fund Tax Representation
Certificate, satisfactory to Bingham McCutchen LLP, in a form mutually acceptable to the Acquiring Trust and the Acquired Trust, concerning certain tax-related matters; and

   6.4  With respect to the Acquiring Fund, the Board of Trustees of the
Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

   The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the
Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

   7.1  All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

   7.2  The Acquired Trust shall have delivered to the Acquiring Fund the
Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph
5.6, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing
Date, certified by the Acquired Trust's Treasurer or Assistant Treasurer;

   7.3  The Acquired Trust shall have delivered to the Acquiring Trust on the
Closing Date a certificate of the Acquired Trust, on behalf of the Acquired
Fund, executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the
Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust made in this Agreement on behalf of the Acquired Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this
Article 7 has been met, and as to such other matters as the Acquiring Trust shall reasonably request;

   7.4  The Acquired Trust, on its own behalf and on behalf of the Acquired
Fund, shall have delivered to Bingham McCutchen LLP an Acquired Fund Tax
Representation Certificate, satisfactory to Bingham McCutchen LLP, in a form mutually acceptable to the Acquiring Trust and the Acquired Trust, concerning certain tax-related matters; and

   7.5  With respect to the Acquired Fund, the Board of Trustees of the
Acquired Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8. FURTHER CONDITIONS PRECEDENT

   If any of the conditions set forth below does not exist on or before the
Closing Date with respect to either party hereto, the other party to this
Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

   8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the Acquired Trust's Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the
Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

                                      A-9

   8.2  On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

   8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

   8.4  The Acquiring Fund's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending under the Securities Act;

   8.5  The parties shall have received an opinion of Bingham McCutchen LLP, satisfactory to the Acquired Trust and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes (i) the transfer to the Acquiring Fund of all of the assets of the Acquired Fund in exchange solely for the issuance of
Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed
Liabilities by the Acquiring Fund, followed by the distribution by the Acquired
Fund, in complete liquidation of the Acquired Fund, of Acquiring Fund Shares to
the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the termination of the Acquired Fund and the Acquired Trust, will constitute a
"reorganization" within the meaning of Section 368(a) of the Code, and each of the Acquired Trust and the Acquiring Fund will be a "party to a reorganization"
within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Trust on the transfer of the Acquired Assets to the
Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities, or upon the distribution of the Acquiring Fund Shares to the shareholders of the Acquired
Fund, except for (A) gain or loss that may be recognized on the transfer of
"section 1256 contracts" as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, or (C) any other gain that may be required to be recognized as a result of the closing of the
Acquired Trust's taxable year; (iii) the tax basis in the hands of the
Acquiring Fund of the Acquired Assets will be the same as the tax basis of such
Acquired Assets in the hands of the Acquired Trust immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Trust on the transfer; (iv) the holding periods of the Acquired Assets in the hands of the Acquiring Fund, other than assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such Acquired
Assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption of the Assumed
Liabilities; (vi) no gain or loss will be recognized by the Acquired Fund
Shareholders upon the exchange of all of their Acquired Fund Shares for
Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the
Acquired Fund Shares exchanged therefor; (viii) each Acquired Fund
Shareholder's holding period for the Acquiring Fund Shares received in the
Reorganization will include the period for which such shareholder held the
Acquired Fund Shares exchanged therefor, provided that the Acquired Fund
Shareholder held such Acquired Fund Shares as capital assets. Notwithstanding anything in this Agreement to the contrary, neither the Acquired Fund nor the
Acquiring Fund may waive the condition set forth in this paragraph 8.5.

   8.6  The Acquired Trust, on behalf of the Acquired Fund, shall have distributed to the Acquired Fund Shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in
Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D)
of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2)
of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the
Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date.

9. BROKERAGE FEES AND EXPENSES

   9.1  Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   9.2  The parties have been informed by Pioneer Investment Management, Inc.
that it will pay 50% of the expenses incurred in connection with the
Reorganization (including, but not limited to, the preparation of the proxy statement and solicitation expenses). Each

                                     A-10

of the Acquired Fund and the Acquiring Fund agrees to pay 25% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the proxy statement and solicitation expenses).

10.ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   10.1  The Acquiring Trust and the Acquired Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

   10.2  The covenants to be performed after the Closing by both the Acquiring
Trust and the Acquired Trust shall survive the Closing. The representations and warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.TERMINATION

   11.1  This Agreement may be terminated by the mutual agreement of the
Acquiring Trust and the Acquired Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

      (a)  by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the
   Acquiring Fund's shareholders; or

      (b)  by resolution of the Acquired Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired
   Fund's shareholders.

   11.2  In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Trust, the Acquiring Fund, the Acquired
Trust or the Acquired Fund, or the trustees or officers of the Acquired Trust or the Acquiring Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.AMENDMENTS

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the
Acquired Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund's shareholders called by the Acquired Trust pursuant to Paragraph 5.1 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund
Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.NOTICES

   Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Trust and the
Acquiring Trust at 60 State Street, Boston, Massachusetts 02109.

14.HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

   14.1  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   14.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   14.3  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 (S) 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

   14.4  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto.
Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                                   * * * * *

                                     A-11

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice
President and attested by its Secretary or Assistant Secretary.

Attest:                                  PIONEER MID CAP GROWTH FUND,
                                         on behalf of its series,
                                         PIONEER MID CAP GROWTH FUND

By:                                      By:
     ----------------------------------       ---------------------------------
Name:                                    Name:
Title:                                   Title:

Attest:                                  PIONEER SERIES TRUST I,
                                         on behalf of its series,
                                         PIONEER SELECT MID CAP GROWTH FUND

By:                                      By:
     ----------------------------------       ---------------------------------
Name:                                    Name:
Title:                                   Title:

Attest:                                  Solely for purposes of paragraph 9.2
                                         of the Agreement:
                                         Pioneer Investment Management, Inc.

By:                                      By:
     ----------------------------------       ---------------------------------
Name:                                    Name:
Title:                                   Title:

                                     A-12

                                 SCHEDULE 4.1

                                     A-13

                                 SCHEDULE 4.2

                                     A-14

                      PIONEER SELECT MID CAP GROWTH FUND
                     (a series of Pioneer Series Trust I)
                                60 State Street
                          Boston, Massachusetts 02109

                      STATEMENT OF ADDITIONAL INFORMATION

                                         , 2009

   This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the related Proxy Statement and Prospectus (also dated
          , 2009) which covers Class A, Class C and Class Y shares of Pioneer
Select Mid Cap Growth Fund to be issued in exchange for corresponding shares of
Pioneer Mid Cap Growth Fund. Please retain this Statement of Additional
Information for further reference.

   The Prospectus is available to you free of charge (please call
1-800-225-6292).

                                                                      Page
                                                                      ----
     INTRODUCTION....................................................  2

     EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE................  2

     ADDITIONAL INFORMATION ABOUT PIONEER SELECT MID CAP GROWTH FUND.  3

                                      1

                                 INTRODUCTION

   This Statement of Additional Information is intended to supplement the
information provided in a Proxy Statement and Prospectus dated           , 2009
(the "Proxy Statement and Prospectus") relating to the proposed reorganization of Pioneer Mid Cap Growth Fund into Pioneer Select Mid Cap Growth Fund, and in connection with the solicitation by the management of Pioneer Mid Cap Growth
Fund of proxies to be voted at the special meeting of shareholders of Pioneer
Mid Cap Growth Fund to be held on January 20, 2010.

               EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

   The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1. Pioneer Select Mid Cap Growth Fund's Statement of Additional Information for
   Class A, Class C and Class Y shares, dated May 15, 2009 (as revised July 6,
   2009) (File No. 333-108472), as filed with the Securities and Exchange
   Commission on July 6, 2009 (Accession No. 0001257951-09-000019) is
   incorporated herein by reference.

2. The Annual Report of Regions Morgan Keegan Select Mid Cap Growth Fund, the
   predecessor fund of Pioneer Select Mid Cap Growth Fund, for the fiscal year ended November 30, 2008 (File No. 811-06511), as filed with the Securities and Exchange Commission on February 5, 2009 (Accession
   No. 0001193125-09-020033) is incorporated herein by reference.

3. Pioneer Select Mid Cap Growth Fund's Semi-Annual Report for the fiscal period ended May 31, 2009 (File No. 811-21425), as filed with the Securities and Exchange Commission on July 29, 2009 (Accession
   No. 0000921023-09-000028) is incorporated herein by reference.

4. Pioneer Mid Cap Growth Fund's Statement of Additional Information for
   Class A, B, C and Y shares, dated February 1, 2009, as supplemented (File
   Nos. 002-79140; 811-03564), as filed with the Securities and Exchange
   Commission on January 28, 2009 (Accession No. 0000706155-09-000002) is
   incorporated herein by reference.

5. Pioneer Mid Cap Growth Fund's Annual Report for the fiscal year ended
   September 30, 2008 (File No. 811-03564), as filed with the Securities and
   Exchange Commission on November 28, 2008 (Accession
   No. 0000276776-08-000070) is incorporated herein by reference.

6. Pioneer Mid Cap Growth Fund's Semi-Annual Report for the fiscal year ended
   March 31, 2009 (File No. 811-03564), as filed with the Securities and
   Exchange Commission on May 29, 2009 (Accession No. 0000276776-09-000041) is
   incorporated herein by reference.

                                      2

                         ADDITIONAL INFORMATION ABOUT
                      PIONEER SELECT MID CAP GROWTH FUND

FUND HISTORY

   For additional information about Pioneer Select Mid Cap Growth Fund generally and its history, see "Fund History" in Pioneer Select Mid Cap Growth
Fund's SAI.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

   For additional information about Pioneer Select Mid Cap Growth Fund's investment objective, policies, risks and restrictions, see "Investment
Policies, Risks and Restrictions" in Pioneer Select Mid Cap Growth Fund's SAI.

MANAGEMENT OF THE FUND

   For additional information about Pioneer Select Mid Cap Growth Fund's Board of Trustees and officers, see "Trustees and Officers" in Pioneer Select Mid Cap
Growth Fund's SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   For additional information, see "Annual Fee, Expense and Other
Information--Share Ownership" in Pioneer Select Mid Cap Growth Fund's SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

   For additional information, see "Investment Adviser," "Shareholder
Servicing/Transfer Agent," "Custodian" and "Independent Registered Public
Accounting Firm" in Pioneer Select Mid Cap Growth Fund's SAI.

PORTFOLIO MANAGERS

   For addition information, see "Portfolio Management" in Pioneer Select Mid
Cap Growth Fund's SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

   For additional information about the Pioneer Select Mid Cap Growth Fund's brokerage allocation practices, see "Portfolio Transactions" in Pioneer Select
Mid Cap Growth Fund's SAI.

CAPITAL STOCK AND OTHER SECURITIES

   For additional information about the voting rights and other characteristics of shares of beneficial interest of Pioneer Select Mid Cap Growth Fund, see
"Description of Shares" in Pioneer Select Mid Cap Growth Fund's SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

   For additional information about purchase, redemption and pricing of shares of Pioneer Select Mid Cap Growth Fund, see "Sales Charges," "Redeeming Shares,"
"Telephone and Online Transactions" and "Pricing of Shares" in Pioneer Select
Mid Cap Growth Fund's SAI.

TAXATION OF THE FUND

   For additional information about tax matters related to an investment in
Pioneer Select Mid Cap Growth Fund, see "Tax Status" in Pioneer Select Mid Cap
Growth Fund's SAI.

UNDERWRITERS

   For additional information about the Pioneer Select Mid Cap Growth Fund's principal underwriter and distribution plans, see "Principal Underwriter and
Distribution Plan" and "Sales Charges" in Pioneer Select Mid Cap Growth Fund's
SAI.

FINANCIAL STATEMENTS

   For additional information, see "Financial Statements" in Pioneer Select Mid
Cap Growth Fund's SAI.

                                      3

                         ADDITIONAL INFORMATION ABOUT
                          PIONEER MID CAP GROWTH FUND

FUND HISTORY

   For additional information about Pioneer Mid Cap Growth Fund generally and its history, see "Fund History" in Pioneer Mid Cap Growth Fund's SAI.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

   For additional information about Pioneer Mid Cap Growth Fund's investment objective, policies, risks and restrictions, see "Investment Policies, Risks and Restrictions" in Pioneer Mid Cap Growth Fund's SAI.

MANAGEMENT OF THE FUND

   For additional information about Pioneer Mid Cap Growth Fund's Board of
Trustees and officers, see "Trustees and Officers" in Pioneer Mid Cap Growth
Fund's SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   For additional information, see "Annual Fee, Expense and Other
Information--Share Ownership" in Pioneer Mid Cap Growth Fund's SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

   For additional information, see "Investment Adviser," "Shareholder
Servicing/Transfer Agent," "Custodian" and "Independent Registered Public
Accounting Firm" in Pioneer Mid Cap Growth Fund's SAI.

PORTFOLIO MANAGERS

   For addition information, see "Portfolio Management" in Pioneer Mid Cap
Growth Fund's SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

   For additional information about the Pioneer Mid Cap Growth Fund's brokerage allocation practices, see "Portfolio Transactions" in Pioneer Mid Cap Growth
Fund's SAI.

CAPITAL STOCK AND OTHER SECURITIES

   For additional information about the voting rights and other characteristics of shares of beneficial interest of Pioneer Mid Cap Growth Fund, see
"Description of Shares" in Pioneer Mid Cap Growth Fund's SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

   For additional information about purchase, redemption and pricing of shares of Pioneer Mid Cap Growth Fund, see "Sales Charges," "Redeeming Shares,"
"Telephone and Online Transactions" and "Pricing of Shares" in Pioneer Mid Cap
Growth Fund's SAI.

TAXATION OF THE FUND

   For additional information about tax matters related to an investment in
Pioneer Mid Cap Growth Fund, see "Tax Status" in Pioneer Mid Cap Growth Fund's
SAI.

UNDERWRITERS

   For additional information about the Pioneer Mid Cap Growth Fund's principal underwriter and distribution plans, see "Principal Underwriter and Distribution
Plan" and "Sales Charges" in Pioneer Mid Cap Growth Fund's SAI.

FINANCIAL STATEMENTS

   For additional information, see "Financial Statements" in Pioneer Mid Cap
Growth Fund's SAI.

                                      4

                    PRO FORMA COMBINED FINANCIAL STATEMENTS

                      Pioneer Select Mid Cap Growth Fund
                              Pro Forma Combined
                          Schedule of Investments (a)
                                 May 31, 2009

                                  (Unaudited)

                          Pioneer                                                                             Pioneer
              Pioneer     Select                                                                 Pioneer      Select
  Pioneer     Select      Mid Cap                                                      % of      Mid Cap      Mid Cap
  Mid Cap     Mid Cap   Growth Fund                                                 Pro Forma  Growth Fund  Growth Fund
Growth Fund Growth Fund  Combined                                                    Combined    Market       Market
  Shares      Shares      Shares                                                    Net Assets    Value        Value
----------- ----------- -----------                                                 ---------- ------------ ------------
                                    COMMON STOCKS                                      99.4%
                                    Energy                                             11.4%
                                    Coal & Consumable Fuels                             2.6%
   82,300          --      82,300   Alpha Natural Resources Inc.*                              $  2,267,365 $         --
       --     100,000     100,000   Arch Coal, Inc.                                                      --    1,853,000
   47,000          --      47,000   Consol Energy, Inc.                                           1,934,520           --
   30,000      70,000     100,000   Peabody Energy Corp.                                          1,019,400    2,378,600
   51,200          --      51,200   Walter Energy, Inc.                                           1,671,168           --
                                                                                               ------------ ------------
                                                                                               $  6,892,453 $  4,231,600
                                                                                               ------------ ------------
                                    Oil & Gas Drilling                                  1.4%
   34,300      50,000      84,300   ENSCO International, Inc.                                  $  1,333,927 $  1,944,500
   34,800          --      34,800   Transocean, Ltd.*                                             2,765,904           --
                                                                                               ------------ ------------
                                                                                               $  4,099,831 $  1,944,500
                                                                                               ------------ ------------
                                    Oil & Gas Equipment & Services                      3.4%
       --      60,000      60,000   Cameron International Corp.*                               $         -- $  1,873,800
  102,000          --     102,000   Exterran Holdings, Inc.*                                      2,030,820           --
       --      15,000      15,000   FMC Technologies, Inc.*                                              --      624,300
       --      49,300      49,300   National-Oilwell Varco, Inc.*                                        --    1,903,966
       --      20,000      20,000   Oceaneering International, Inc.*                                     --    1,028,400
       --      70,000      70,000   Smith International, Inc.                                            --    2,043,300
  137,900     100,000     237,900   Weatherford International, Inc.*                              2,854,530    2,070,000
                                                                                               ------------ ------------
                                                                                               $  4,885,350 $  9,543,766
                                                                                               ------------ ------------
                                    Oil & Gas Exploration & Production                  3.3%
   37,000      50,000      87,000   Newfield Exploration Co.*                                  $  1,336,440 $  1,806,000
   44,000      39,000      83,000   Noble Affiliates, Inc.                                        2,617,120    2,319,720
   30,000      30,000      60,000   Range Resources Corp.                                         1,374,300    1,374,300
   36,700      34,800      71,500   Southwestern Energy Co.*                                      1,595,349    1,512,756
                                                                                               ------------ ------------
                                                                                               $  6,923,209 $  7,012,776
                                                                                               ------------ ------------
                                    Oil & Gas Storage & Transportation                  0.6%
  242,600          --     242,600   El Paso Corp.                                              $  2,365,350 $         --
                                                                                               ------------ ------------
                                    Total Energy                                               $ 25,166,193 $ 22,732,642
                                                                                               ------------ ------------
                                    Materials                                           6.2%
                                    Diversified Chemical                                1.0%
   80,100          --      80,100   FMC Corp.                                                  $  4,353,435 $         --
                                                                                               ------------ ------------
                                    Diversified Metals & Mining                         0.7%
   23,079          --      23,079   Freeport-McMoRan Copper & Gold, Inc. (Class B)             $  1,256,190 $         --
  164,900          --     164,900   Titanium Metals Corp.                                         1,526,974           --
                                                                                               ------------ ------------
                                                                                               $  2,783,164 $         --
                                                                                               ------------ ------------
                                    Gold                                                1.8%
       --      35,000      35,000   Barrick Gold Corp.                                         $         -- $  1,332,800
       --      70,000      70,000   Newmont Mining Corp.                                                 --    3,420,900
  235,000          --     235,000   Yamana Gold, Inc.                                             2,765,950           --
                                                                                               ------------ ------------
                                                                                               $  2,765,950 $  4,753,700
                                                                                               ------------ ------------
                                                  Pioneer
                                                  Select
                                                  Mid Cap
                                                Growth Fund
                                                 Combined
                                                  Market
                                                   Value
                                                ------------
COMMON STOCKS
Energy
Coal & Consumable Fuels
Alpha Natural Resources Inc.*                   $  2,267,365
Arch Coal, Inc.                                    1,853,000
Consol Energy, Inc.                                1,934,520
Peabody Energy Corp.                               3,398,000
Walter Energy, Inc.                                1,671,168
                                                ------------
                                                $ 11,124,053
                                                ------------
Oil & Gas Drilling
ENSCO International, Inc.                       $  3,278,427
Transocean, Ltd.*                                  2,765,904
                                                ------------
                                                $  6,044,331
                                                ------------
Oil & Gas Equipment & Services
Cameron International Corp.*                    $  1,873,800
Exterran Holdings, Inc.*                           2,030,820
FMC Technologies, Inc.*                              624,300
National-Oilwell Varco, Inc.*                      1,903,966
Oceaneering International, Inc.*                   1,028,400
Smith International, Inc.                          2,043,300
Weatherford International, Inc.*                   4,924,530
                                                ------------
                                                $ 14,429,116
                                                ------------
Oil & Gas Exploration & Production
Newfield Exploration Co.*                       $  3,142,440
Noble Affiliates, Inc.                             4,936,840
Range Resources Corp.                              2,748,600
Southwestern Energy Co.*                           3,108,105
                                                ------------
                                                $ 13,935,985
                                                ------------
Oil & Gas Storage & Transportation
El Paso Corp.                                   $  2,365,350
                                                ------------
Total Energy                                    $ 47,898,835
                                                ------------
Materials
Diversified Chemical
FMC Corp.                                       $  4,353,435
                                                ------------
Diversified Metals & Mining
Freeport-McMoRan Copper & Gold, Inc. (Class B)  $  1,256,190
Titanium Metals Corp.                              1,526,974
                                                ------------
                                                $  2,783,164
                                                ------------
Gold
Barrick Gold Corp.                              $  1,332,800
Newmont Mining Corp.                               3,420,900
Yamana Gold, Inc.                                  2,765,950
                                                ------------
                                                $  7,519,650
                                                ------------

                                      5

                                                                                                                Pioneer
                          Pioneer                                                                  Pioneer      Select
              Pioneer     Select                                                      Pioneer      Select       Mid Cap
  Pioneer     Select      Mid Cap                                           % of      Mid Cap      Mid Cap    Growth Fund
  Mid Cap     Mid Cap   Growth Fund                                      Pro Forma  Growth Fund  Growth Fund   Combined
Growth Fund Growth Fund  Combined                                         Combined    Market       Market       Market
  Shares      Shares      Shares                                         Net Assets    Value        Value        Value
----------- ----------- -----------                                      ---------- ------------ ------------ ------------
                                    Industrial Gases                         0.8%
   12,000          --      12,000   Air Products & Chemicals, Inc.                  $    777,360 $         -- $    777,360
   60,000          --      60,000   Airgas, Inc.                                       2,535,600           --    2,535,600
                                                                                    ------------ ------------ ------------
                                                                                    $  3,312,960 $         -- $  3,312,960
                                                                                    ------------ ------------ ------------
                                    Metal & Glass Containers                 0.3%
   57,900          --      57,900   Crown Holdings, Inc.*                           $  1,360,650 $         -- $  1,360,650
                                                                                    ------------ ------------ ------------
                                    Paper Packaging                          0.2%
   41,900          --      41,900   Packaging Corp of America                       $    675,428 $         -- $    675,428
                                                                                    ------------ ------------ ------------
                                    Steel                                    1.5%
       --      80,000      80,000   Carpenter Technology                            $         -- $  1,798,400 $  1,798,400
       --     160,000     160,000   Steel Dynamics, Inc.                                      --    2,390,400    2,390,400
       --      60,000      60,000   U.S. Steel Group, Inc. (USX)                              --    2,044,800    2,044,800
                                                                                    ------------ ------------ ------------
                                                                                              -- $  6,233,600 $  6,233,600
                                                                                    ------------ ------------ ------------
                                    Total Materials                                 $ 15,251,587 $ 10,987,300 $ 26,238,887
                                                                                    ------------ ------------ ------------
                                    Capital Goods                           10.2%
                                    Aerospace & Defense                      3.5%
  263,300     110,000     373,300   Be Aerospace, Inc.*                             $  3,917,904 $  1,636,800 $  5,554,704
   25,000          --      25,000   ITT Corp.                                          1,029,500           --    1,029,500
   45,800          --      45,800   L-3 Communications Holdings, Inc.                  3,366,758           --    3,366,758
   16,300      40,000      56,300   Precision Castparts Corp.                          1,345,891    3,302,800    4,648,691
                                                                                    ------------ ------------ ------------
                                                                                    $  9,660,053 $  4,939,600 $ 14,599,653
                                                                                    ------------ ------------ ------------
                                    Construction & Engineering               2.5%
       --      40,000      40,000   Fluor Corp.*                                    $         -- $  1,879,200 $  1,879,200
   25,000          --      25,000   Aecom Technology Corp.*                              797,750           --      797,750
  155,900          --     155,900   KBR, Inc.                                          2,871,678           --    2,871,678
  100,900          --     100,900   Quanta Services, Inc*                              2,301,529           --    2,301,529
       --      60,000      60,000   Jacobs Engineering Group, Inc.*                           --    2,574,000    2,574,000
                                                                                    ------------ ------------ ------------
                                                                                    $  5,970,957 $  4,453,200 $ 10,424,157
                                                                                    ------------ ------------ ------------
                                    Electrical Component & Equipment         0.5%
   10,300          --      10,300   First Solar, Inc.*                              $  1,957,000 $         -- $  1,957,000
                                                                                    ------------ ------------ ------------
                                    Industrial Conglomerates                 1.8%
  222,600      76,000     298,600   McDermott International, Inc.*                  $  4,890,522 $  1,669,720 $  6,560,242
       --      80,000      80,000   Textron, Inc.*                                            --      920,000      920,000
                                                                                    ------------ ------------ ------------
                                                                                    $  4,890,522 $  2,589,720 $  7,480,242
                                                                                    ------------ ------------ ------------
                                    Industrial Machinery                     1.8%
   55,000          --      55,000   Crane Co.                                       $  1,296,900 $         -- $  1,296,900
       --      30,000      30,000   Flowserve Corp.                                           --    2,207,100    2,207,100
   87,073          --      87,073   SPX Corp.                                          3,997,521           --    3,997,521
                                                                                    ------------ ------------ ------------
                                                                                    $  5,294,421 $  2,207,100 $  7,501,521
                                                                                    ------------ ------------ ------------
                                    Trading Companies & Distributors         0.3%
   15,900          --      15,900   W.W. Grainger, Inc.                             $  1,253,397 $         -- $  1,253,397
                                                                                    ------------ ------------ ------------
                                    Total Capital Goods                      4.6%   $ 29,026,350 $ 14,189,620 $ 43,215,970
                                                                                    ------------ ------------ ------------
                                    Commercial Services & Supplies           0.0%
                                    Diversified Support Services             0.5%
   62,300          --      62,300   Monster Worldwide, Inc.*                        $  1,911,987 $         -- $  1,911,987
                                                                                    ------------ ------------ ------------
                                    Environmental & Facilities Services      0.6%
   36,700          --      36,700   Stericycle, Inc.*                               $  1,834,266 $         -- $  1,834,266
   27,100          --      27,100   Tetra Tech, Inc.*                                    695,657           --      695,657
                                                                                    ------------ ------------ ------------
                                                                                    $  2,529,923 $         -- $  2,529,923
                                                                                    ------------ ------------ ------------

                                      6

                                                                                                                   Pioneer
                          Pioneer                                                                     Pioneer      Select
              Pioneer     Select                                                         Pioneer      Select       Mid Cap
  Pioneer     Select      Mid Cap                                              % of      Mid Cap      Mid Cap    Growth Fund
  Mid Cap     Mid Cap   Growth Fund                                         Pro Forma  Growth Fund  Growth Fund   Combined
Growth Fund Growth Fund  Combined                                            Combined    Market       Market       Market
  Shares      Shares      Shares                                            Net Assets    Value        Value        Value
----------- ----------- -----------                                         ---------- ------------ ------------ ------------
                                    Human Resource & Employment Services       0.2%
       --      80,000      80,000   Monster Worldwide, Inc.*                           $         -- $    934,400 $    934,400
                                                                                       ------------ ------------ ------------
                                    Research & Consulting Services             2.5%
   78,600          --      78,600   CoStar Group, Inc.*                                $  2,802,090 $         -- $  2,802,090
   79,000      33,000     112,000   HIS, Inc.*                                            3,792,000    1,584,000    5,376,000
       --      30,000      30,000   The Dun & Bradstreet Corp.                         $         --    2,453,700    2,453,700
                                                                                       ------------ ------------ ------------
                                                                                       $  6,594,090 $  4,037,700 $ 10,631,790
                                                                                       ------------ ------------ ------------
                                    Security & Alarm Services                  0.8%
  147,100      80,000     227,100   Corrections Corp. of America*                      $  2,257,985 $  1,228,000 $  3,485,985
                                                                                       ------------ ------------ ------------
                                    Total Commercial Services & Supplies               $ 13,293,985 $  6,200,100 $ 19,494,085
                                                                                       ------------ ------------ ------------
                                    Transportation                             0.9%
                                    Airlines                                   0.7%
       --      20,000      20,000   AirTran Holdings, Inc.*                            $         -- $    101,400 $    101,400
       --     250,000     250,000   AMR Corp.*                                                   --    1,112,500    1,112,500
   53,200          --      53,200   Continental Airlines, Inc., (Class B)*                  495,824           --      495,824
  207,000          --     207,000   Delta Air Lines, Inc.*                                1,202,670           --    1,202,670
                                                                                       ------------ ------------ ------------
                                                                                       $  1,698,494 $  1,213,900 $  2,912,394
                                                                                       ------------ ------------ ------------
                                    Marine Ports & Services                    0.2%
   45,000          --      45,000   Aegean Marine Petroleum Network, Inc.              $    717,750 $         -- $    717,750
                                                                                       ------------ ------------ ------------
                                    Total Transportation                               $  2,416,244 $  1,213,900 $  3,630,144
                                                                                       ------------ ------------ ------------
                                    Consumer Durables & Apparel                1.7%
                                    Apparel, Accessories & Luxury Goods        0.7%
       --      70,000      70,000   Coach, Inc.*                                       $         -- $  1,838,900 $  1,838,900
   40,000          --      40,000   The Warnaco Group, Inc.*                              1,264,000           --    1,264,000
                                                                                       ------------ ------------ ------------
                                                                                       $  1,264,000 $  1,838,900 $  3,102,900
                                                                                       ------------ ------------ ------------
                                    Consumer Electronics                       0.2%
       --      50,000      50,000   Harman Interantional Industries, Inc.*             $         -- $    932,000 $    932,000
                                                                                       ------------ ------------ ------------
                                    Housewares & Specialties                   0.7%
   50,000     120,000     170,000   Jarden Corp.*                                      $    889,000 $  2,133,600 $  3,022,600
                                                                                       ------------ ------------ ------------
                                    Total Consumer Durables & Apparel                  $  2,153,000 $  4,904,500 $  7,057,500
                                                                                       ------------ ------------ ------------
                                    Consumer Services                          4.6%
                                    Casinos & Gaming                           1.0%
       --      80,000      80,000   Boyd Gaming Corp.*                                 $         -- $    803,200 $    803,200
       --      80,000      80,000   MGM Mirage*                                                  --      596,800      596,800
   51,000      29,000      80,000   WMS Industries, Inc.*                                 1,808,970    1,028,630    2,837,600
                                                                                       ------------ ------------ ------------
                                                                                       $  1,808,970 $  2,428,630 $  4,237,600
                                                                                       ------------ ------------ ------------
                                    Education Services                         0.6%
   25,100          --      25,100   DeVry, Inc.                                        $  1,093,607 $         -- $  1,093,607
   15,900          --      15,900   ITT Educational Services, Inc.*                       1,459,461           --    1,459,461
                                                                                       ------------ ------------ ------------
                                                                                       $  2,553,068 $         -- $  2,553,068
                                                                                       ------------ ------------ ------------
                                    Hotels, Resorts & Cruise Lines             0.3%
   22,700          --      22,700   Starwood Hotels & Resorts                          $    555,469 $         -- $    555,469
       --      24,000      24,000   Wynn Resorts, Ltd.*                                          --      889,440      889,440
                                                                                       ------------ ------------ ------------
                                                                                       $    555,469 $    889,440 $  1,444,909
                                                                                       ------------ ------------ ------------

                                      7

                                                                                                               Pioneer
                          Pioneer                                                                 Pioneer      Select
              Pioneer     Select                                                     Pioneer      Select       Mid Cap
  Pioneer     Select      Mid Cap                                          % of      Mid Cap      Mid Cap    Growth Fund
  Mid Cap     Mid Cap   Growth Fund                                     Pro Forma  Growth Fund  Growth Fund   Combined
Growth Fund Growth Fund  Combined                                        Combined    Market       Market       Market
  Shares      Shares      Shares                                        Net Assets    Value        Value        Value
----------- ----------- -----------                                     ---------- ------------ ------------ ------------
                                    Restaurants                            2.7%
  116,300      40,000     156,300   Burger King Holdings, Inc.                     $  1,925,928 $    662,400 $  2,588,328
       --      50,000      50,000   Cracker Barrell Old Country*                             --    1,571,000    1,571,000
   55,900          --      55,900   Darden Restaurants, Inc.                          2,021,903           --    2,021,903
  140,000          --     140,000   Starbucks Corp.*                                  2,014,600           --    2,014,600
   55,000      32,000      87,000   Yum! Brands, Inc.                                 1,904,650    1,108,160    3,012,810
                                                                                   ------------ ------------ ------------
                                                                                   $  7,867,081 $  3,341,560 $ 11,208,641
                                                                                   ------------ ------------ ------------
                                    Total Consumer Services                        $ 12,784,588 $  6,659,630 $ 19,444,218
                                                                                   ------------ ------------ ------------
                                    Media                                  1.8%
                                    Cable & Satellite                      1.4%
       --      60,000      60,000   Dish Network Corp.*                                      -- $    984,000 $    984,000
  199,500          --     199,500   Liberty Entertainment, Inc.                       4,819,920           --    4,819,920
                                                                                   ------------ ------------ ------------
                                                                                   $  4,819,920 $    984,000 $  5,803,920
                                                                                   ------------ ------------ ------------
                                    Publishing                             0.4%
       --      60,000      60,000   John Wiley & Sons, Inc.                        $         -- $  1,896,600 $  1,896,600
                                                                                   ------------ ------------ ------------
                                    Total Media                                    $  4,819,920 $  2,880,600 $  7,700,520
                                                                                   ------------ ------------ ------------
                                    Retailing                              7.3%
                                    Apparel Retail                         5.0%
       --      28,000      28,000   Abercrombie & Fitch Co.                        $         -- $    843,080 $    843,080
       --     120,000     120,000   American Eagle Outfitters, Inc.*                         --    1,777,200    1,777,200
       --     150,000     150,000   Chico's FAS, Inc.*                                       --    1,464,000    1,464,000
  112,000     100,000     212,000   Guess?, Inc.                                      2,891,840    2,582,000    5,473,840
   74,200          --      74,200   Gymboree Corp.*                                   2,734,270           --    2,734,270
   86,700          --      86,700   Ross Stores, Inc.                                 3,395,172           --    3,395,172
   53,900          --      53,900   TJX Companies, Inc.                               1,590,589           --    1,590,589
  113,000      80,000     193,000   Urban Outfitters. Inc.*                           2,307,460    1,633,600    3,941,060
                                                                                   ------------ ------------ ------------
                                                                                   $ 12,919,331 $  8,299,880 $ 21,219,211
                                                                                   ------------ ------------ ------------
                                    Automotive Retail                      0.6%
   35,900      20,900      56,800   Advance Auto Parts, Inc.                       $  1,528,981 $    890,131 $  2,419,112
                                                                                   ------------ ------------ ------------
                                    Homefurnishing Retail                  0.2%
       --      50,000      50,000   Williams-Sonoma, Inc.*                         $         -- $    647,000 $    647,000
                                                                                   ------------ ------------ ------------
                                    Department Stores                      0.2%
   40,000          --      40,000   J.C. Penney Co., Inc.                          $  1,043,600 $         -- $  1,043,600
                                                                                   ------------ ------------ ------------
                                    Distributors                           1.0%
  281,100          --     281,100   LKQ Corp.*                                     $  4,298,019 $         -- $  4,298,019
                                                                                   ------------ ------------ ------------
                                    Specialty Stores                       0.3%
   60,000          --      60,000   Staples Inc.                                   $  1,227,000 $         -- $  1,227,000
                                                                                   ------------ ------------ ------------
                                    Total Retailing                                $ 21,016,931 $  9,837,011 $ 30,853,942
                                                                                   ------------ ------------ ------------
                                    Food, Beverage & Tobacco               2.8%
                                    Agricultural Products                  0.6%
       --      40,000      40,000   Bunge, Ltd.                                    $         -- $  2,530,800 $  2,530,800
                                                                                   ------------ ------------ ------------
                                    Brewers                                0.5%
   48,800          --      48,800   Molson Coors Brewing Co. (Class B)             $  2,146,712 $         -- $  2,146,712
                                                                                   ------------ ------------ ------------
                                    Distillers & Vintners                  0.4%
  158,200          --     158,200   Constellation Brands, Inc.*                    $  1,828,792 $         -- $  1,828,792
                                                                                   ------------ ------------ ------------
                                    Packaged Foods & Meats                 0.5%
    9,256       9,327      18,583   American Italian Pasta Co.*                    $    255,928 $    257,892 $    513,820
   37,800          --      37,800   The J.M. Smucker Co.                              1,521,828           --    1,521,828
                                                                                   ------------ ------------ ------------
                                                                                   $  1,777,756 $    257,892 $  2,035,648
                                                                                   ------------ ------------ ------------

                                      8

                                                                                                                   Pioneer
                          Pioneer                                                                     Pioneer      Select
              Pioneer     Select                                                         Pioneer      Select       Mid Cap
  Pioneer     Select      Mid Cap                                              % of      Mid Cap      Mid Cap    Growth Fund
  Mid Cap     Mid Cap   Growth Fund                                         Pro Forma  Growth Fund  Growth Fund   Combined
Growth Fund Growth Fund  Combined                                            Combined    Market       Market       Market
  Shares      Shares      Shares                                            Net Assets    Value        Value        Value
----------- ----------- -----------                                         ---------- ------------ ------------ ------------
                                    Soft Drinks                                0.8%
   97,600          --      97,600   Fomento Economico Mexicano SA de C.V.              $  3,190,544 $         -- $  3,190,544
                                                                                       ------------ ------------ ------------
                                    Total Food, Beverage & Tobacco                     $  8,943,804 $  2,788,692 $ 11,732,496
                                                                                       ------------ ------------ ------------
                                    Household & Personal Products              1.5%
                                    Household Products                         0.8%
   28,700          --      28,700   Church & Dwight Co., Inc.                          $  1,442,749 $         -- $  1,442,749
       --      40,000      40,000   Energizer Holdings, Inc.*                                    --    2,090,400    2,090,400
                                                                                       ------------ ------------ ------------
                                                                                       $  1,442,749 $  2,090,400 $  3,533,149
                                                                                       ------------ ------------ ------------
                                    Personal Products                          0.6%
   71,200          --      71,200   Alberto-Culver Co. (Class B)                       $  1,654,688           -- $  1,654,688
       --      40,000      40,000   Avon Products, Inc.                                          --    1,062,400    1,062,400
                                                                                       ------------ ------------ ------------
                                                                                       $  1,654,688 $  1,062,400 $  2,717,088
                                                                                       ------------ ------------ ------------
                                    Total Household & Personal Products                $  3,097,437 $  3,152,800 $  6,250,237
                                                                                       ------------ ------------ ------------
                                    Health Care Equipment & Services           5.3%
                                    Health Care Distributors                   0.4%
       --      40,000      40,000   Henry Schein, Inc.*                                $         -- $  1,821,600 $  1,821,600
                                                                                       ------------ ------------ ------------
                                    Health Care Equipment                      1.8%
  263,600     100,000     363,600   Hologic, Inc.*                                     $  3,339,812 $  1,267,000 $  4,606,812
    7,000       5,900      12,900   Surgical Intuitive, Inc.*                             1,047,760      883,112    1,930,872
   44,400          --      44,400   Thoratec Corp.*                                       1,113,552           --
                                                                                       ------------ ------------ ------------
                                                                                       $  5,501,124 $  2,150,112 $  7,651,236
                                                                                       ------------ ------------ ------------
                                    Health Care Facilities                     0.5%
   71,000          --      71,000   Psychiatric Solution, Inc.*                        $  1,309,950 $         -- $  1,309,950
       --      40,000      40,000   VCA Antech, Inc.*                                            --      970,800      970,800
                                                                                       ------------ ------------ ------------
                                                                                       $  1,309,950 $    970,800 $  2,280,750
                                                                                       ------------ ------------ ------------
                                    Health Care Services                       1.4%
   30,300          --      30,300   DaVita, Inc.*                                      $  1,366,833           -- $  1,366,833
       --      40,000      40,000   Express Scripts, Inc.*                                       --    2,562,000    2,562,000
       --      50,000      50,000   Mednax, Inc.*                                                --    2,025,000    2,025,000
                                                                                       ------------ ------------ ------------
                                                                                       $  1,366,833 $  4,587,000 $  5,953,833
                                                                                       ------------ ------------ ------------
                                    Health Care Supplies                       0.7%
   88,600          --      88,600   Inverness Medical Innovations, Inc.*               $  2,882,158 $         -- $  2,882,158
                                                                                       ------------ ------------ ------------
                                    Health Care Technology                     0.4%
   34,000          --      34,000   AthenaHealth, Inc.*                                $  1,026,120 $         -- $  1,026,120
   55,000          --      55,000   MedAssets, Inc.*                                        869,550           --      869,550
                                                                                       ------------ ------------ ------------
                                                                                       $  1,895,670           -- $  1,895,670
                                                                                       ------------ ------------ ------------
                                    Total Health Care Equipment & Services             $ 12,955,735 $  9,529,512 $ 22,485,247
                                                                                       ------------ ------------ ------------
                                    Pharmaceuticals & Biotechnology            4.9%
                                    Biotechnology                              1.6%
   36,800      22,000      58,800   Alexion Pharmaceuticals, Inc.*                     $  1,343,200 $    803,000 $  2,146,200
       --      35,000      35,000   Celgene Corp.*                                               --    1,478,400    1,478,400
   25,600      77,000     102,600   Vertex Pharmaceuticals, Inc.*                           763,136    2,295,370    3,058,506
                                                                                       ------------ ------------ ------------
                                                                                       $  2,106,336 $  4,576,770 $  6,683,106
                                                                                       ------------ ------------ ------------
                                    Life Sciences Tools & Services             1.2%
   56,845          --      56,845   Advanced Magnetics, Inc.*                          $  2,990,047 $         -- $  2,990,047
   76,500          --      76,500   Sequenom, Inc.*                                         251,685           --      251,685
   42,500          --      42,500   Thermo Fisher Scientific Inc.*                        1,653,675           --    1,653,675
                                                                                       ------------ ------------ ------------
                                                                                       $  4,895,407 $         -- $  4,895,407
                                                                                       ------------ ------------ ------------

                                      9

                                                                                                                     Pioneer
                          Pioneer                                                                       Pioneer      Select
              Pioneer     Select                                                           Pioneer      Select       Mid Cap
  Pioneer     Select      Mid Cap                                                % of      Mid Cap      Mid Cap    Growth Fund
  Mid Cap     Mid Cap   Growth Fund                                           Pro Forma  Growth Fund  Growth Fund   Combined
Growth Fund Growth Fund  Combined                                              Combined    Market       Market       Market
  Shares      Shares      Shares                                              Net Assets    Value        Value        Value
----------- ----------- -----------                                           ---------- ------------ ------------ ------------
                                    Pharmaceuticals                               2.2%
   55,600      35,000      90,600   Allergan, Inc.                                       $  2,453,628 $  1,544,550 $  3,998,178
  236,100          --     236,100   Cardiome Pharma Corp.*                                    979,815           --      979,815
   64,000          --      64,000   Endo Pharmaceuticals Holdings, Inc.*                    1,019,520           --    1,019,520
  236,000          --     236,000   Mylan, Inc.*                                            3,117,560           --    3,117,560
                                                                                         ------------ ------------ ------------
                                                                                         $  7,570,523 $  1,544,550 $  9,115,073
                                                                                         ------------ ------------ ------------
                                    Total Pharmaceuticals & Biotechnology                $ 14,572,266 $  6,121,320 $ 20,693,586
                                                                                         ------------ ------------ ------------
                                    Banks                                         0.7%
                                    Regional Banks                                0.7%
  136,572          --     136,572   First Horizon National Corp.*                        $  1,657,986 $         -- $  1,657,986
   80,800          --      80,800   Zions Bancorporation                                    1,105,344           --    1,105,344
                                                                                         ------------ ------------ ------------
                                                                                         $  2,763,330 $         -- $  2,763,330
                                                                                         ------------ ------------ ------------
                                    Total Banks                                          $  2,763,330 $         -- $  2,763,330
                                                                                         ------------ ------------ ------------
                                    Diversified Financials                        5.3%
                                    Asset Management & Custody Banks              2.8%
       --      50,000      50,000   Ameriprise Financial, Inc.*                          $         -- $  1,510,000 $  1,510,000
  124,600      72,100     196,700   Invesco, Ltd.                                           1,949,990    1,128,365    3,078,355
       --     150,000     150,000   Janus Capital Group, Inc.*                                     --    1,521,000    1,521,000
   45,000          --      45,000   Northern Trust Corp.                                    2,594,250           --    2,594,250
   52,961      10,241      63,202   State Street Corp.                                      2,460,038      475,694    2,935,732
                                                                                         ------------ ------------ ------------
                                                                                         $  7,004,278 $  4,635,059 $ 11,639,337
                                                                                         ------------ ------------ ------------
                                    Specialized Finance                           2.6%
   38,700      24,000      62,700   IntercontinentalExchange, Inc.*                      $  4,171,473 $  2,586,960 $  6,758,433
       --     120,000     120,000   NASDAQ OMX Group, Inc.*                                        --    2,533,200    2,533,200
       --      50,000      50,000   NYSE Euronext*                                                 --    1,500,000    1,500,000
                                                                                         ------------ ------------ ------------
                                                                                         $  4,171,473 $  6,620,160 $ 10,791,633
                                                                                         ------------ ------------ ------------
                                    Total Diversified Financials                         $ 11,175,751 $ 11,255,219 $ 22,430,970
                                                                                         ------------ ------------ ------------
                                    Insurance                                     1.6%
                                    Insurance Brokers                             0.2%
   20,400          --      20,400   Aon Corp.                                            $    734,400 $         -- $    734,400
                                                                                         ------------ ------------ ------------
                                    Life & Health Insurance                       0.4%
   80,000          --      80,000   Lincoln National Corp.                               $  1,516,000 $         -- $  1,516,000
                                                                                         ------------ ------------ ------------
                                    Multi-Line Insurance                          0.3%
   94,000          --      94,000   Hartford Financial Services Group, Inc.              $  1,347,960 $         -- $  1,347,960
                                                                                         ------------ ------------ ------------
                                    Property & Casualty Insurance                 0.7%
  130,589          --     130,589   Axis Capital Holdings, Ltd.                          $  3,118,465 $         -- $  3,118,465
                                                                                         ------------ ------------ ------------
                                    Total Insurance                                      $  6,716,825 $         -- $  6,716,825
                                                                                         ------------ ------------ ------------
                                    Real Estate                                   0.2%
                                    Real Estate Services                          0.2%
       --     100,000     100,000   CB Richard Ellis Group, Inc.*                        $         -- $    730,000 $    730,000
                                                                                         ------------ ------------ ------------
                                    Total Real Estate                                    $         -- $    730,000 $    730,000
                                                                                         ------------ ------------ ------------
                                    Software & Services                          16.0%
                                    Application Software                          4.6%
  102,900      60,000     162,900   Ansys, Inc.*                                         $  3,072,594 $  1,791,600 $  4,864,194
   92,000      30,614     122,614   Concur Technologies, Inc.*                              2,714,000      903,113    3,617,113
   67,500      32,400      99,900   Longtop Financial Technologies (A.D.R.)*                1,860,300      892,944    2,753,244
  369,000     213,600     582,600   Nuance Communications, Inc.*                            4,575,600    2,648,640    7,224,240
    5,000       2,920       7,920   Solarwinds, Inc.*                                          75,000       43,800      118,800
       --      40,000      40,000   Synopsys, Inc.*                                                --      779,200      779,200
                                                                                         ------------ ------------ ------------
                                                                                         $ 12,297,494 $  7,059,297 $ 19,356,791
                                                                                         ------------ ------------ ------------

                                      10

                                                                                                                  Pioneer
                          Pioneer                                                                    Pioneer      Select
              Pioneer     Select                                                        Pioneer      Select       Mid Cap
  Pioneer     Select      Mid Cap                                             % of      Mid Cap      Mid Cap    Growth Fund
  Mid Cap     Mid Cap   Growth Fund                                        Pro Forma  Growth Fund  Growth Fund   Combined
Growth Fund Growth Fund  Combined                                           Combined    Market       Market       Market
  Shares      Shares      Shares                                           Net Assets    Value        Value        Value
----------- ----------- -----------                                        ---------- ------------ ------------ ------------
                                    Data Processing & Outsourced Services     2.8%
       --      40,000      40,000   DST Systems, Inc.*                                $         -- $  1,532,000 $  1,532,000
       --      60,000      60,000   Fidelity National Information*                              --    1,155,600    1,155,600
   34,800      17,300      52,100   MasterCard, Inc.                                     6,136,284    3,050,509    9,186,793
                                                                                      ------------ ------------ ------------
                                                                                      $  6,136,284 $  5,738,109 $ 11,874,393
                                                                                      ------------ ------------ ------------
                                    Internet Software & Services              5.8%
  274,900      70,000     344,900   Akamai Technologies*                              $  6,119,274 $  1,558,200 $  7,677,474
    7,500          --       7,500   Baidu, Inc.*                                         1,979,625           --    1,979,625
   14,700          --      14,700   Google, Inc.*                                        6,133,281           --    6,133,281
   63,000      36,700      99,700   Netease.com*                                         2,178,540    1,269,086    3,447,626
   94,601      58,000     152,601   Omniture, Inc.*                                      1,118,184      685,560    1,803,744
  135,000      80,300     215,300   Yahoo!, Inc.*                                        2,138,400    1,271,952    3,410,352
                                                                                      ------------ ------------ ------------
                                                                                      $ 19,667,304 $  4,784,798 $ 24,452,102
                                                                                      ------------ ------------ ------------
                                    IT Consulting & Other Services            0.7%
   98,400          --      98,400   Amdocs, Ltd.*                                     $  2,129,376 $         -- $  2,129,376
       --      40,000      40,000   Cognizant Tech Solutions Corp.*                             --    1,007,600    1,007,600
                                                                                      ------------ ------------ ------------
                                                                                      $  2,129,376 $  1,007,600 $  3,136,976
                                                                                      ------------ ------------ ------------
                                    Systems Software                          2.0%
   81,500      35,000     116,500   McAfee, Inc.*                                     $  3,197,245 $  1,373,050 $  4,570,295
   73,900          --      73,900   BMC Software, Inc.*                                  2,519,990           --    2,519,990
   47,000          --      47,000   Sybase, Inc.*                                        1,528,910           --    1,528,910
                                                                                      ------------ ------------ ------------
                                                                                      $  7,246,145 $  1,373,050 $  8,619,195
                                                                                      ------------ ------------ ------------
                                    Total Software & Services                         $ 47,476,603 $ 19,962,854 $ 67,439,457
                                                                                      ------------ ------------ ------------
                                    Technology Hardware & Equipment           5.0%
                                    Communications Equipment                  3.0%
  163,137     103,100     266,237   Brocade Communications Systems, Inc.*             $  1,197,426 $    756,754 $  1,954,180
       --     160,000     160,000   Ciena Corp.*                                                --    1,760,000    1,760,000
       --      50,000      50,000   CommScope, Inc.*                                            --    1,312,000    1,312,000
   26,545          --      26,545   F5 Networks, Inc.*                                     843,069           --      843,069
       --      60,000      60,000   Harris Corp.                                                --    1,864,800    1,864,800
  239,010          --     239,010   Riverbed Technogoly, Inc*                            4,801,711           --    4,801,711
                                                                                      ------------ ------------ ------------
                                                                                      $  6,842,206 $  5,693,554 $ 12,535,760
                                                                                      ------------ ------------ ------------
                                    Computer Hardware                         0.5%
   90,400      11,001     101,401   Teradata Corp.*                                   $  1,952,640 $    237,622 $  2,190,262
                                                                                      ------------ ------------ ------------
                                    Computer Storage & Peripherals            1.2%
   76,900          --      76,900   Synaptics, Inc*                                   $  2,700,728 $         -- $  2,700,728
       --     100,000     100,000   Western Digital Corp.*                                      --    2,485,000    2,485,000
                                                                                      ------------ ------------ ------------
                                                                                      $  2,700,728 $  2,485,000 $  5,185,728
                                                                                      ------------ ------------ ------------
                                    Electronic Components                     0.2%
       --      30,000      30,000   Amphenol Corp.                                    $         -- $  1,001,700 $  1,001,700
                                                                                      ------------ ------------ ------------
                                    Electronic Equipment & Instruments        0.1%
       --       4,633       4,633   Itron, Inc.*                                      $         -- $    270,289 $    270,289
                                                                                      ------------ ------------ ------------
                                    Total Technology Hardware & Equipment             $ 11,495,574 $  9,688,165 $ 21,183,739
                                                                                      ------------ ------------ ------------
                                    Semiconductors                            4.7%
                                    Semiconductor Equipment                   1.1%
   89,900          --      89,900   MEMC Electronic Materials, Inc.*                  $  1,734,171 $         -- $  1,734,171
  130,000          --     130,000   Tessera Technologies, Inc.*                          3,058,900           --    3,058,900
                                                                                      ------------ ------------ ------------
                                                                                      $  4,793,071 $         -- $  4,793,071
                                                                                      ------------ ------------ ------------

                                      11

                                                                                                              Pioneer
                          Pioneer                                                                Pioneer      Select
              Pioneer     Select                                                    Pioneer      Select       Mid Cap
  Pioneer     Select      Mid Cap                                         % of      Mid Cap      Mid Cap    Growth Fund
  Mid Cap     Mid Cap   Growth Fund                                    Pro Forma  Growth Fund  Growth Fund   Combined
Growth Fund Growth Fund  Combined                                       Combined    Market       Market       Market
  Shares      Shares      Shares                                       Net Assets    Value        Value        Value
----------- ----------- -----------                                    ---------- ------------ ------------ ------------
                                    Semiconductors                        3.5%
  100,300      50,000     150,300   Analog Devices, Inc.                          $  2,448,323 $  1,220,500 $  3,668,823
  320,300          --     320,300   Marvell Technology Group, Ltd.*                  3,661,029           --    3,661,029
       --     180,000     180,000   NVIDIA Corp.*                                           --    1,877,400    1,877,400
  822,100          --     822,100   ON Semiconductor Corp.*                          5,631,385           --    5,631,385
                                                                                  ------------ ------------ ------------
                                                                                  $ 11,740,737 $  3,097,900 $ 14,838,637
                                                                                  ------------ ------------ ------------
                                    Total Semiconductors                          $ 16,533,808 $  3,097,900 $ 19,631,708
                                                                                  ------------ ------------ ------------
                                    Utilities                             2.7%
                                    Gas Utilities                         0.9%
       --      40,000      40,000   EQT Corp.                                     $         -- $  1,490,000 $  1,490,000
       --      70,000      70,000   Questar Corp.                                           --    2,372,300    2,372,300
                                                                                  ------------ ------------ ------------
                                                                                  $         -- $  3,862,300 $  3,862,300
                                                                                  ------------ ------------ ------------
                                    Independent Power Producer &
                                     Energy Traders                       0.6%
       --     100,000     100,000   AES Corp.*                                    $         -- $    999,000 $    999,000
   66,700          --      66,700   NRG Energy, Inc.*                                1,500,750           --    1,500,750
                                                                                  ------------ ------------ ------------
                                                                                  $  1,500,750 $    999,000 $  2,499,750
                                                                                  ------------ ------------ ------------
                                    Multi-Utilities                       1.2%
   49,300          --      49,300   NSTAR                                         $  1,482,452 $         -- $  1,482,452
   52,500          --      52,500   PG&E Corp.                                       1,927,275           --    1,927,275
   38,100          --      38,100   Sempra Energy Co.                                1,740,408           --    1,740,408
                                                                                  ------------ ------------ ------------
                                                                                  $  5,150,135 $         -- $  5,150,135
                                                                                  ------------ ------------ ------------
                                    Total Utilities                               $  6,650,885 $  4,861,300 $ 11,512,185
                                                                                  ------------ ------------ ------------
                                    TOTAL COMMON STOCKS                           $268,310,816 $150,793,065 $419,103,881
                                                                                  ------------ ------------ ------------
                                    EXCHANGE TRADED FUND                  0.7%
                                    Materials                             0.7%
                                    Precious Metals & Minerals
               70,000      70,000   Market Vectors Gold Miners                    $         -- $  3,091,200 $  3,091,200
                                                                                  ------------ ------------ ------------
                                    TOTAL EXCHANGE TRADED FUND                    $         -- $  3,091,200 $  3,091,200
                                                                                  ------------ ------------ ------------

                                      12

                          Pioneer
              Pioneer     Select                                                                                   Pioneer
  Pioneer     Select      Mid Cap                                                                  Pioneer         Select
  Mid Cap     Mid Cap   Growth Fund                                                  Pioneer       Select          Mid Cap
Growth Fund Growth Fund  Combined                                         % of       Mid Cap       Mid Cap       Growth Fund
  Shares      Shares      Shares                                       Pro Forma   Growth Fund   Growth Fund      Combined
 Principal   Principal   Principal                                      Combined     Market        Market          Market
  Amount      Amount      Amount                                       Net Assets     Value         Value           Value
----------- ----------- -----------                                    ---------- ------------  ------------  ------------
                                    TEMPORARY CASH INVESTMENTS            11.8%
                                    Securities Lending Collateral
                                    Certificates of Deposit:               3.9%
 1,205,821      --       1,205,821  Abbey National Plc, 1.27%, 8/13/09            $  1,205,821  $         --  $  1,205,821
 1,929,224      --       1,929,224  Bank of Scotland NY, 1.24%, 6/5/09               1,929,224            --     1,929,224
 2,170,478      --       2,170,478  DnB NOR Bank ASA NY, 1.5%, 6/8/09                2,170,478            --     2,170,478
 1,808,732                          Royal Bank of Canada NY, 1.19%,
                --       1,808,732   8/7/09                                          1,808,732            --     1,808,732
 2,170,478      --       2,170,478  Svenska Bank NY, 1.48%, 7/8/09                   2,170,478            --     2,170,478
 2,411,643      --       2,411,643  CBA, 1.35%, 7/16/09                              2,411,643            --     2,411,643
 2,411,643      --       2,411,643  Societe Generale, 1.75%, 9/4/09                  2,411,643            --     2,411,643
 2,411,643      --       2,411,643  U.S. Bank NA, 0.76%, 8/24/09                     2,411,643            --     2,411,643
                                                                                  ------------  ------------  ------------
                                                                                  $ 16,519,662  $         --  $ 16,519,662
                                                                                  ------------  ------------  ------------
                                    Commercial Paper:                      3.6%
 2,411,643                          Monumental Global Funding, Ltd.,
                --       2,411,643   1.28%, 8/17/09                               $  2,411,643  $         --  $  2,411,643
 1,205,821      --       1,205,821  CME Group, Inc., 1.21%, 8/6/09                   1,205,821            --     1,205,821
 2,368,233                          American Honda Finance Corp.,
                --       2,368,233   1.27%, 7/14/09                                  2,368,233            --     2,368,233
 2,411,643      --       2,411,643  HSBC Bank, Inc., 1.31%, 8/14/09                  2,411,643            --     2,411,643
   602,911      --         602,911  IBM, 0.88%, 9/25/09                                602,911            --       602,911
 2,170,478                          MetLife Global Funding, 1.71%,
                --       2,170,478   6/12/09                                         2,170,478            --     2,170,478
 2,170,478                          New York Life Global, 1.37%,
                --       2,170,478   9/4/09                                          2,170,478            --     2,170,478
 2,049,896                          Westpac Banking Corp., 0.95%,
                --       2,049,896   6/1/09                                          2,049,896            --     2,049,896
                                                                                  ------------  ------------  ------------
                                                                                  $ 15,391,103  $         --  $ 15,391,103
                                                                                  ------------  ------------  ------------
                                    Tri-party Repurchase Agreements:       3.6%
 8,440,749      --       8,440,749  Deutsche Bank, 0.17%, 6/1/09                  $  8,440,749  $         --  $  8,440,749
 6,902,941                          Barclays Capital Markets, 0.16%,
                --       6,902,941   6/1/09                                          6,902,943            --     6,902,943
                                                                                  ------------  ------------  ------------
                                                                                  $ 15,343,692  $         --  $ 15,343,692
                                                                                  ------------  ------------  ------------
                                    Money Market Mutual Fund:              0.6%
 2,411,643                          JPMorgan U.S. Government Money
                --       2,411,643   Market Fund                                  $  2,411,643  $         --  $  2,411,643
                                                                                  ------------  ------------  ------------
                                    TOTAL TEMPORARY CASH INVESTMENTS              $ 49,666,100  $         --  $ 49,666,100
                                                                                  ------------  ------------  ------------
                                    TOTAL INVESTMENT IN SECURITIES       111.9%   $317,976,916  $153,884,265  $471,861,181
                                                                                  ------------  ------------  ------------
                                    OTHER ASSETS AND LIABILITIES         -11.9%   $(49,807,919) $   (234,064) $(50,091,983)/(b)/
                                                                                  ------------  ------------  ------------
                                    TOTAL NET ASSETS                     100.0%   $268,168,997  $153,650,201  $421,769,198
                                                                                  ------------  ------------  ------------
                                    TOTAL INVESTMENT AT COST                      $312,076,693  $169,119,705  $481,196,398
                                                                                  ============  ============  ============
-------------

*  Non-income producing security.

(a)No adjustments are shown to the unaudited pro forma combined schedule of investments due to the fact that upon consummation of the merger no securities would need to be sold in order for Pioneer Select Mid Cap Growth
   Fund to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of the funds from buying or selling securities in the normal course of such fund's business and operations.

(b)Reflects costs of the reorganization.

                                      13

                      PIONEER SELECT MID CAP GROWTH FUND
            Pro Forma Combined Statement of Assets and Liabilities

                                 May 31, 2009

                                  (unaudited)

                                                                              Pioneer          Pioneer
                                                                              Select           Select
                                                             Pioneer          Mid Cap          Mid Cap
                                              Pioneer        Select         Growth Fund      Growth Fund
                                              Mid Cap        Mid Cap         Pro Forma        Pro Forma
                                            Growth Fund    Growth Fund      Adjustments       Combined
                                           -------------  ------------  -----------         -------------
ASSETS:
 Investment in securities, at value
   (Cost $312,076,693 and $169,119,705,
   respectively)                           $ 317,976,916  $153,884,265                      $ 471,861,181
 Cash                                            838,050            --                            838,050
 Receivables--
   Fund shares sold                               13,960        53,022                             66,982
   Investment securities sold                  2,726,781     7,261,195                          9,987,976
   Dividends                                     127,597       148,236                            275,833
 Other                                            42,726        17,689                             60,415
                                           -------------  ------------                      -------------
    Total assets                           $ 321,726,030  $161,364,407                      $ 483,090,437
                                           -------------  ------------                      -------------
LIABILITIES:
 Payables--
   Fund shares repurchased                 $     109,426  $    845,897                      $     955,323
   Investment securities purchased             3,633,686     5,442,980                          9,076,666
   Upon return of securities loaned           49,666,100            --                         49,666,100
   Dividends                                       2,715            --                              2,715
 Due to affiliates                                96,984        21,337                            118,321
 Due to bank                                                 1,338,989                          1,338,989
 Accrued expenses                                 48,122        65,003      50,000/(b)/           163,125
                                           -------------  ------------                      -------------
    Total liabilities                      $  53,557,033  $  7,714,206                         61,321,239
                                           -------------  ------------                      -------------
NET ASSETS:
 Paid-in capital                           $ 373,870,468  $202,228,751                      $ 576,099,219
 Accumulated net investment loss                (392,205)      (93,217)    (50,000)/(b)/         (535,422)
 Accumulated net realized loss on
   investments                              (111,209,489)  (33,249,893)                      (144,459,382)
 Net unrealized gain (loss) on
   investments                                 5,900,223   (15,235,440)                        (9,335,217)
                                           -------------  ------------                      -------------
    Total net assets                       $ 268,168,997  $153,650,201                      $ 421,769,198
                                           -------------  ------------                      -------------
NET ASSETS BY CLASS:
 Class A                                   $ 234,381,996  $ 71,851,060   7,278,363/(a)(b)/  $ 313,511,419
                                           -------------  ------------                      -------------
 Class B                                   $   7,312,586  $         --  (7,312,586)/(a)(b)/ $          --
                                           -------------  ------------                      -------------
 Class C                                   $   5,384,056  $  4,744,014      (1,274)/(b)/    $  10,126,796
                                           -------------  ------------                      -------------
 Class Y                                   $  21,090,359  $ 77,055,127     (14,503)/(b)/    $  98,130,983
                                           -------------  ------------                      -------------
OUTSTANDING SHARES:
(No par value, unlimited number of
 shares authorized)
 Class A                                      23,345,711     5,948,592  (3,339,747)/(a)/       25,954,556
                                           -------------  ------------                      -------------
 Class B                                         912,283            --    (912,283)/(a)/               --
                                           -------------  ------------                      -------------
 Class C                                         639,278       415,812    (167,450)/(a)/          887,640
                                           -------------  ------------                      -------------
 Class Y                                       2,060,586     6,297,926    (336,269)/(a)/        8,022,243
                                           -------------  ------------                      -------------
NET ASSET VALUE PER SHARE:
 Class A                                   $       10.04  $      12.08                      $       12.08
                                           -------------  ------------                      -------------
 Class B                                   $        8.02  $         --                      $          --
                                           -------------  ------------                      -------------
 Class C                                   $        8.42  $      11.41                      $       11.41
                                           -------------  ------------                      -------------
 Class Y                                   $       10.24  $      12.23                      $       12.23
                                           -------------  ------------                      -------------
MAXIMUM OFFERING PRICE:
 Class A                                   $       10.65  $      12.82                      $       12.82
                                           -------------  ------------                      -------------

-------------

(a)Class A, C and Y shares of Pioneer Mid Cap Growth Fund are exchanged for
   Class A, C and Y shares of Pioneer Select Mid Cap Growth Fund, respectively.
   Class B shares of Pioneer Mid Cap Growth are exchanged for Class A shares of
   Pioneer Select Mid Cap Growth Fund.

(b)Reflects one-time cost related to the reorganization.

See accompanying notes to pro forma financial statements.

                                      14

                      PIONEER SELECT MID CAP GROWTH FUND
                  Pro Forma Combined Statement of Operations

                   For the Twelve Months Ended May 31, 2009

                                  (unaudited)

                                                                              Pioneer          Pioneer
                                                                              Select           Select
                                                             Pioneer          Mid Cap          Mid Cap
                                              Pioneer        Select         Growth Fund      Growth Fund
                                              Mid Cap        Mid Cap         Pro Forma        Pro Forma
                                            Growth Fund    Growth Fund      Adjustments       Combined
                                           -------------  -------------  -----------        -------------
INVESTMENT INCOME:
 Dividends                                 $   2,362,261  $   2,373,905                     $   4,736,166
 Interest                                         41,822            640                            42,462
 Income on securities loaned, net                592,290        151,042                           743,332
                                           -------------  -------------                     -------------
    Total investment income                $   2,996,373  $   2,525,587                     $   5,521,960
                                           -------------  -------------                     -------------
EXPENSES:
 Management fees                           $   2,214,283  $   1,911,779   $(334,671)/(b)/   $   3,791,391
 Performance Adjustment                         (631,795)            --     631,795/(b)/               --
 Transfer agent fees                                  --        123,575    (123,575)/(b)/              --
   Class A                                       659,326             --     173,046/(b)/          832,372
   Class B                                        91,660             --     (91,660)/(b)/              --
   Class C                                        41,691         17,476      11,018/(b)/           70,185
   Class Y                                           527         38,726      39,853/(b)/           79,106
 Shareholder communications expense              100,277          3,347            /(b)/          103,624
 Shareholder servicing fees--Class A
   Shares                                             --        322,898    (322,898)/(b)/              --
 Shareholder servicing fees--Class C
   Shares                                             --          8,682      (8,682)/(b)/              --
 Distribution fees                                                                 /(b)/
   Class A                                       652,664          7,901     413,513/(b)/        1,074,078
   Class B                                        90,615             --     (90,615)/(b)/              --
   Class C                                        63,818         43,000       8,682/(b)/          115,500
 Administrative reimbursements                   105,139        254,641    (145,907)/(b)/         213,873
 Custodian fees                                   51,289         48,457     (32,106)/(a)/          67,640
 Registration fees                                67,462         41,230     (48,172)/(a)/          60,520
 Professional fees                                69,576         72,053      (5,449)/(a)/         136,180
 Legal fees                                           --         49,829     (49,829)/(a)/              --
 Audit fees                                           --         14,363     (14,363)/(a)/              --
 Accounting fees                                      --         48,026     (48,026)/(a)/              --
 Printing expense                                 54,006         35,988     (17,999)/(a)/          71,995
 Fees and expenses of nonaffiliated
   trustees                                       14,137         12,433       1,910/(a)/           28,480
 Miscellaneous                                    37,811         28,000      10,000/(a)(c)/        75,811
                                           -------------  -------------   ---------         -------------
    Total expenses                         $   3,682,486  $   3,082,404   $ (44,135)        $   6,720,755
    Less fees paid indirectly                    (23,886)            --                           (23,886)
                                           -------------  -------------   ---------         -------------
    Net expenses                           $   3,658,600  $   3,082,404   $ (44,135)        $   6,696,869
                                           -------------  -------------   ---------         -------------
     Net investment income (loss)          $    (662,227) $    (556,817)  $  44,135         $  (1,174,909)
                                           -------------  -------------   ---------         -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net realized gain (loss) from:
   Investments                             $ (93,613,051) $ (41,439,314)                    $(135,052,365)
   Options                                        11,078        973,494                           984,572
   Other assets and liabilities
    denominated in foreign currencies                  1             --                                 1
                                           -------------  -------------   ---------         -------------
                                           $ (93,601,972) $ (40,465,820)         --         $(134,067,792)
                                           -------------  -------------   ---------         -------------
 Change in net unrealized gain or loss
   from:
   Investments                             $ (82,539,140) $ (97,369,594)         --         $(179,908,734)
   Options                                            --       (131,025)         --              (131,025)
                                           -------------  -------------   ---------         -------------
                                           $ (82,539,140) $ (97,500,619)         --         $(180,039,759)
                                           -------------  -------------   ---------         -------------
 Net loss on investments                   $(176,141,112) $(137,966,439)         --         $(314,107,551)
                                           -------------  -------------   ---------         -------------
 Net increase (decrease) in net assets
   resulting from operations               $(176,803,339) $(138,523,256)  $  44,135         $(315,282,460)
                                           -------------  -------------   ---------         -------------

-------------

(a)Reflects reduction in expenses due to elimination of duplicate services.

(b)Expenses and expense limitations conformed to Pioneer Select Mid Cap Growth
   Fund's contracts with affiliated parties.

(c)Reflects one-time cost related to the reorganization.

See accompanying notes to pro forma financial statements.

                                      15

                      PIONEER SELECT MID CAP GROWTH FUND
               Pro Forma Notes to Combined Financial Statements

                                    5-31-09

                                  (Unaudited)

1. Description of the Fund

   Pioneer Select Mid Cap Growth Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust I, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, organized on May 15, 2009, is the successor to the Regions Morgan Keegan Select Mid Cap Growth Fund. Regions Morgan Keegan
Select Mid Cap Growth Fund transferred all of the net assets of Class A, Class
C and Class I shares in exchange for the Fund's Class A, Class C and Class Y shares, respectively, on May 15, 2009, in a one-to-one exchange ratio, pursuant to an agreement and plan of reorganization (the reorganization) that was approved by the shareholders of Regions Morgan Keegan Select Mid Cap Growth
Fund on May 15, 2009. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is long-term capital growth.

   The Fund offers three classes of shares designated as Class A, Class C, and
Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of
Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

2. Basis of Combination

   The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed Reorganization of
Pioneer Mid Cap Growth Fund with and into the Fund (the "Reorganization"), as if such Reorganization had taken place as of June 1, 2008.

   Under the terms of an Agreement and Plan of Reorganization between these two funds, the combination of the Fund and Pioneer Mid Cap Growth Fund will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free reorganizations of investment companies. The Reorganization will be accomplished by an acquisition of the net assets of Pioneer Mid Cap Growth Fund in exchange for shares of the Fund at their net asset values. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the Fund and Pioneer Mid Cap Growth Fund have been combined as of and for the most recent twelve months ended May 31, 2009. Following the Reorganization, the Fund will be the accounting survivor. Pioneer Investment Management, Inc. (PIM), the advisor, has agreed to pay 50% of the expenses associated with the
Reorganization, and the Fund and Pioneer Mid Cap Growth Fund will equally bear the remaining costs of the Reorganization. These costs are reflected in the pro forma financial statements.

   These pro forma financial statements and related notes should be read in conjunction with the financial statements of the Fund and Pioneer Mid Cap
Growth Fund included in their respective semiannual reports to shareowners dated May 31, 2009 and March 31, 2009, respectively. The statement of operations reflect adjustments made to expenses for Pioneer affiliate contractual rates and duplicate services that would not have been incurred if the Reorganization took place on June 1, 2008.

3. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE)
is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may also use fair

                                      16

value methods to value a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At May 31, 2009, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

4. Capital Shares

   The pro forma net asset value per share assumes the issuance of shares of the Fund that would have been issued at May 31, 2009, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net assets of Pioneer Mid Cap Growth Fund, as of May 31, 2009, divided by the net asset value of the Fund's shares as of May 31, 2009. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at May 31, 2009:

                          Shares of    Additional Shares Total Outstanding
                          The Fund      Assumed Issued        Shares
      Class of Shares  Pre-Combination In Reorganization Post-Combination
      ---------------  --------------- ----------------- -----------------
         Class A......    5,948,592       20,005,964        25,954,556
         Class C......      415,812          471,828           887,640
         Class Y......    6,297,926        1,724,317         8,022,243

5. Management Agreement

   PIM, a wholly owned indirect subsidiary of UniCredit S.p.A., manages the
Fund's portfolio. Management fees are calculated daily at the annual rate of
0.625% of the Fund's average daily net assets up to $500 million, 0.60% of the next $500 million and 0.575% on assets over $1 billion. Prior to the reorganization, Morgan Asset Management, Inc. (MAM) served as the investment adviser to the predecessor fund. For the fiscal year ended November 30, 2008, the predecessor fund paid management fees to MAM equivalent to 0.75% of the predecessor fund's average daily net assets. For the six months ended May 31,
2009, the effective management fee (net of waivers and/or assumption of expenses) was equivalent to 0.74% of the Fund's average net assets.

   Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.25% and 1.00% of the average daily net assets attributable to Class A and Class Y shares, respectively. This expense limitation is in effect through June 1, 2012 for Class A and Class Y shares. In addition, PIM has contractually agreed to limit expenses attributable to Class C shares to 2.15% of average daily net assets for one year from the Closing Date of the Reorganization.

6. Federal Income Taxes

   Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, it will continue to be the
Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners.
Therefore, no federal income tax provision is required.

   The identified cost of investments for these funds is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Fund.

                                      17

                                    PART C

                               OTHER INFORMATION
                            PIONEER SERIES TRUST I

ITEM 15. INDEMNIFICATION

No change from the information set forth in Item 25 of the most recently filed
Registration Statement of Pioneer Series Trust I (the "Registrant") on Form
N-1A under the Securities Act of 1933 and the Investment Company Act of 1940
(File Nos. 333-108472 and 811-21425), as filed with the Securities and Exchange
Commission on May 8, 2009 (Accession No. 0001145443-09-001196), which information is incorporated herein by reference.

ITEM 16. EXHIBITS

(1)(a)  Amended and Restated Agreement and Declaration of Trust                                                       (7)
(1)(b)  Schedule A and Schedule B to Amended and Restated Agreement and Declaration of Trust (as of April 1, 2009)    (8)
(1)(c)  Certificate of Trust                                                                                          (1)
(1)(d)  Amendment to Certificate of Trust                                                                             (1)
(2)     Amended and Restated By-Laws                                                                                  (7)
(3)     Not applicable
(4)     Form of Agreement and Plan of Reorganization                                                                  (*)
(5)     Reference is made to Exhibits (1) and (2) hereof
(6)(a)  Amended and Restated Management Agreement between the Registrant and Pioneer Investment Management, Inc.      (8)
(6)(b)  Expense Limit Agreement (Class A and Class Y Shares)                                                          (7)
(6)(c)  Form of Expense Limit Agreement (Class C Shares)                                                              (**)
(7)(a)  Underwriting Agreement between the Registrant and Pioneer Funds Distributor, Inc.                             (2)
(7)(b)  Dealer Sales Agreement                                                                                        (5)
(8)     Not applicable
(9)(a)  Custodian Agreement between the Registrant and Brown Brothers Harriman & Co.                                  (4)
(9)(b)  Amended Appendix A to Custodian Agreement                                                                     (5)
(10)(a) Pioneer Funds Distribution Plan                                                                               (6)
(10)(b) Multi-class Plan Pursuant to Rule 18f-3                                                                       (3)
(11)    Opinion of Counsel (legality of securities being offered)                                                     (**)
(12)    Form of opinion as to tax matters and consent                                                                 (**)
(13)(a) Master Investment Company Service Agreement with Pioneer Investment Management Shareholder Services, Inc.     (4)
(13)(b) Amended Exhibit A to Master Investment Company Service Agreement                                              (5)
(13)(c) Amendment No. 2 to Master Investment Company Service Agreement (January 16, 2009)                             (8)
(13)(d) Amended and Restated Administration Agreement between the Registrant and Pioneer Investment Management, Inc.  (7)
(14)    Consents of Independent Registered Public Accounting Firms                                                    (**)
(15)    Not applicable
(16)    Power of Attorney                                                                                             (**)
(17)(a) Code of Ethics - Pioneer Investment Management, Inc. and Pioneer Institutional Asset Management, Inc.         (7)

(17)(b) Code of Ethics - Pioneer Funds                                                                                    (3)
(17)(c) Code of Ethics - Pioneer Funds Distributor, Inc.                                                                  (3)
(17)(d) Form of Proxy Card                                                                                                (**)
(17)(e) Prospectus for Class A Shares and Class C Shares of Pioneer Select Mid Cap Growth Fund dated May 15, 2009,        (**)
        Prospectus for Class Y Shares of Pioneer Select Mid Cap Growth Fund dated May 15, 2009, as supplemented, and
        Statement of Additional Information for Class A Shares, Class C Shares and Class Y Shares of Pioneer Select Mid
        Cap Growth Fund dated May 15, 2009 (as revised July 6, 2009)
(17)(f) Annual Report of Regions Morgan Keegan Select Mid Cap Growth Fund, the predecessor fund of Pioneer Select Mid     (**)
        Cap Growth Fund, for the fiscal year ended November 30, 2008 and Semi-Annual Report of Pioneer Select Mid Cap
        Growth Fund for the fiscal period ended May 31, 2009
(17)(g) Prospectus for Class A Shares, Class B Shares and Class C Shares of Pioneer Mid Cap Growth Fund dated             (**)
        February 1, 2009 (as revised June 1, 2009), Prospectus for Class Y Shares of Pioneer Mid Cap Growth Fund dated
        February 1, 2009 (as revised June 1, 2009), as supplemented, and Statement of Additional Information for Class A
        Shares, Class B Shares, Class C Shares and Class Y Shares of Pioneer Mid Cap Growth Fund dated February 1, 2009, as supplemented
(17)(h) Annual Report of Pioneer Mid Cap Growth Fund for the fiscal year ended September 30, 2008 and Semi-Annual         (**)
        Report of Pioneer Mid Cap Growth Fund for the fiscal period ended March 31, 2009

(1) Previously filed. Incorporated herein by reference from the exhibits filed in the Registrant's Registration Statement on Form N-1A (File No. 333-108472)
as filed with the Securities and Exchange Commission (the "SEC") on
September 3, 2003 (Accession No. 0001016964-03-000201).

(2) Previously filed. Incorporated herein by reference from the exhibits filed in the Post-Effective Amendment No. 1 to the Registrant's Registration
Statement on Form N-1A (File No. 333-108472) as filed with the SEC on June 30,
2004 (Accession No. 0001016964-04-000263).

(3) Previously filed. Incorporated herein by reference from the exhibits filed in the Post-Effective Amendment No. 5 to the Registrant's Registration
Statement on Form N-1A (File No. 333-108472) as filed with the SEC on March 28,
2005 (Accession No. 0001016964-05-000116).

(4) Previously filed. Incorporated herein by reference from the exhibits filed in the Post-Effective Amendment No. 6 to the Registrant's Registration
Statement on Form N-1A (File No. 333-108472) as filed with the SEC on March 30,
2006 (Accession No. 0001257951-06-000005).

(5) Previously filed. Incorporated herein by reference from the exhibits filed in the Post-Effective Amendment No. 8 to the Registrant's Registration
Statement on Form N-1A (File No. 333-108472) as filed with the SEC on April 25,
2007 (Accession No. 0001145443-07-001164).

(6) Previously filed. Incorporated herein by reference from the exhibits filed in the Post-Effective Amendment No. 9 to the Registrant's Registration
Statement on Form N-1A (File No. 333-108472) as filed with the SEC on March 27,
2008 (Accession No. 0001257951-08-000007).

(7) Previously filed. Incorporated herein by reference from the exhibits filed in the Post-Effective Amendment No. 10 to the Registrant's Registration
Statement on Form N-1A (File No. 333-108472) as filed with the SEC on
February 19, 2009 (Accession No. 0001257951-08-000007).

(8) Previously filed. Incorporated herein by reference from the exhibits filed in the Post-Effective Amendment No. 13 to the Registrant's Registration
Statement on Form N-1A (File No. 333-108472) as filed with the SEC on May 8,
2009 (Accession No. 0001145443-09-001196).

(*)Attached as Exhibit A to the combined Proxy Statement/Prospectus

(**)Filed herewith.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this
Registration Statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration
Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that it shall file a final executed version of the legal and consent opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its registration statement on Form N-14 filed with the SEC upon the closing of the reorganizations contemplated by this
Registration Statement on Form N-14.

(4) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the
Registrant pursuant to the foregoing provisions, or otherwise the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

   As required by the Securities Act of 1933, this Registration Statement on
Form N-14 has been signed on behalf of the Registrant, in the City of Boston and the Commonwealth of Massachusetts, on the 16th day of October, 2009.

                PIONEER SERIES TRUST I

                By:  /s/ Daniel K. Kingsbury
                     -------------------------------------------
                     Name: Daniel K. Kingsbury
                     Title: Trustee and Executive Vice President

   Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                  Title                          Date
---------                  -----                          ----

/s/ John F. Cogan, Jr.*    Chairman of the Board,         October 16, 2009
-------------------------- Trustee and President
John F. Cogan, Jr

/s/ Mark E. Bradley        Chief Financial Officer and    October 16, 2009
-------------------------- Treasurer (Principal
Mark E. Bradley            Financial and Accounting
                           Officer)

/s/ Daniel K. Kingsbury    Trustee and Executive Vice     October 16, 2009
-------------------------- President
Daniel K. Kingsbury

/s/ David R. Bock*         Trustee                        October 16, 2009
--------------------------
David R. Bock

/s/ Mary K. Bush*          Trustee                        October 16, 2009
--------------------------
Mary K. Bush

/s/ Benjamin M. Friedman*  Trustee                        October 16, 2009
--------------------------
Benjamin M. Friedman

/s/ Margaret B.W. Graham*  Trustee                        October 16, 2009
--------------------------
Margaret B.W. Graham

/s/ Thomas J. Perna*       Trustee                        October 16, 2009
--------------------------
Thomas J. Perna

/s/ Marguerite A. Piret*   Trustee                        October 16, 2009
--------------------------
Marguerite A. Piret

* By:  /s/Daniel K. Kingsbury
       -------------------------------------
       Daniel K. Kingsbury, Attorney-in-Fact

                                 EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

   Exhibit No.  Description
   -----------  -----------

    (6)(c)      Form of Expense Limit Agreement

    (11)        Opinion of Counsel (legality of securities being offered)

    (12)        Form of opinion as to tax matters and consent

    (14)        Consents of Independent Registered Public Accounting Firms

    (16)        Power of Attorney

    (17)(d)     Form of Proxy Card

    (17)(e)     Prospectus for Class A Shares and Class C Shares of Pioneer
                Select Mid Cap Growth Fund dated May 15, 2009, Prospectus
                for Class Y Shares of Pioneer Select Mid Cap Growth Fund
                dated May 15, 2009, as supplemented, and Statement of
                Additional Information for Class A Shares, Class C Shares
                and Class Y Shares of Pioneer Select Mid Cap Growth Fund
                dated May 15, 2009 (as revised July 6, 2009)

    (17)(f)     Annual Report of Regions Morgan Keegan Select Mid Cap
                Growth Fund, the predecessor fund of Pioneer Select Mid Cap
                Growth Fund, for the fiscal year ended November 30, 2008
                and Semi-Annual Report of Pioneer Select Mid Cap Growth
                Fund for the fiscal period ended May 31, 2009

    (17)(g)     Prospectus for Class A Shares, Class B Shares and Class C
                Shares of Pioneer Mid Cap Growth Fund dated February 1,
                2009 (as revised June 1, 2009), Prospectus for Class Y
                Shares of Pioneer Mid Cap Growth Fund dated February 1,
                2009 (as revised June 1, 2009), as supplemented, and
                Statement of Additional Information for Class A Shares,
                Class B Shares, Class C Shares and Class Y Shares of
                Pioneer Mid Cap Growth Fund dated February 1, 2009, as
                supplemented

    (17)(h)     Annual Report of Pioneer Mid Cap Growth Fund for the fiscal year ended September 30, 2008 and Semi-Annual Report of
                Pioneer Mid Cap Growth Fund for the fiscal period ended
                March 31, 2009